UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy
Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Dear fellow stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Dell Technologies Inc.’s 2023 Annual Meeting of Stockholders. The meeting will be held virtually on Tuesday, June 20, 2023, at 12:00 p.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2023, where you will be able to listen to the meeting live, submit questions and vote online.

You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice via the internet regarding the availability of the proxy statement, our annual report on Form 10-K for the fiscal year ended February 3, 2023 and other relevant materials. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.

You may visit http://investors.delltechnologies.com to access various web-based reports, executive messages and timely information about Dell Technologies’ global business.

Whether or not you plan to attend the annual meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.

“Technology innovation is the catalyst to realize our greatest opportunities as a global society. We have unprecedented power to amplify human creativity and ingenuity, and that power continues to accelerate.”

MICHAEL S. DELL, CHAIRMAN AND CEO

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Sincerely, Michael S. Dell Chairman of the Board and Chief Executive Officer May 10, 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Dell Technologies Inc.:

Date & Time:	Accessability:	Record Date:
Tuesday, June 20, 2023 12:00 p.m., Central Time	www.virtualshareholder meeting.com/DELL2023	Close of Business April 26, 2023

Voting Recommendations

Meeting Proposals		Board Recommendations	Page Reference

Proposal 1:	Election of the seven nominees for Group I director and the nominee for Group IV director as specified in this proxy statement	FOR ALL NOMINEES	7

Proposal 2:	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 2, 2024	FOR	23

Proposal 3:	Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	25

Proposal 4:	Non-binding, advisory vote on whether Dell Technologies should hold a non-binding, advisory vote by stockholders to approve the compensation of the Company’s named executive officers every 1 year, every 2 years or every 3 years, or Say-on-Pay Frequency	FOR EVERY 1 YEAR	26

Proposal 5:	Vote to approve the Dell Technologies Inc. 2023 Stock Incentive Plan	FOR	27

In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

The holders of record of Dell Technologies’ outstanding common stock as of the close of business on April 26, 2023, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.

We encourage you to access the annual meeting before the start time of 12:00 p.m., Central Time, on June 20, 2023. Please allow ample time for online check-in, which will begin at 11:45 a.m., Central Time, on June 20, 2023.

A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for at least ten days before the meeting during ordinary business hours at our headquarters located at One Dell Way, Round Rock, Texas 78682. In addition, the list will be available to any stockholder during the annual meeting on the meeting website set forth above using the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit proxy or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Dell Technologies’ annual report on Form 10-K for the fiscal year ended February 3, 2023, which is our annual report to stockholders for our 2023 fiscal year.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If a bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

By Order of the Board of Directors

Richard J. Rothberg

Secretary

May 10, 2023

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend Dell Technologies’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under New York Stock Exchange rules, if you hold your shares in street name, your bank, brokerage firm or other nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in the accompanying proxy statement), Proposal 4 (advisory vote on the frequency of future advisory votes to approve named executive officer compensation) or Proposal 5 (approval of the Dell Technologies Inc. 2023 Stock Incentive Plan) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient and helps reduce the environmental impact of our annual meeting. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” beginning on page 74 of the accompanying proxy statement.

Summary Information

This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Dell Technologies’ annual report on Form 10-K for the fiscal year ended February 3, 2023.

The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 10, 2023. On or about May 17, 2023, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Dell Technologies,” “we,” “us,” “our” and “Company” in this proxy statement refer to Dell Technologies Inc.

Annual Meeting of Stockholders

Date:	Tuesday, June 20, 2023

Time:	12:00 p.m., Central Time

Record Date:	April 26, 2023

Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2023, where you will be able to listen to the meeting live, submit questions and vote online.

Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting

Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Call the number on

your proxy card or voting instruction form. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

			Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.	See instructions in the section captioned “Webcast” above regarding attendance at the virtual annual meeting to vote online. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

Dell Technologies    /    2023 Proxy Statement    /    1

Summary Information

Meeting Proposals and Voting Recommendations

Meeting Proposals	Board Recommendation	Page

Election of the seven nominees for Group I director and the nominee for Group IV director as specified in this proxy statement	FOR ALL NOMINEES	7

Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 2, 2024	FOR	23

Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	25

Non-binding, advisory vote on whether Dell Technologies should hold a Say-on-Pay advisory vote every 1 year, every 2 years or every 3 years, or Say-on-Pay Frequency	FOR EVERY 1 YEAR	26

Vote to approve the Dell Technologies Inc. 2023 Stock Incentive Plan	FOR	27

Except as indicated below with respect to Proposal 1, our outstanding series of Class A common stock, Class B common stock and Class C common stock will vote together as a single class on the meeting proposals and on any other business that properly comes before the stockholders for a vote at the meeting.

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Summary Information

Election of Director Nominees (Proposal 1)

Of the eight director nominees, seven nominees will be elected as Group I directors by the holders of the shares of all outstanding series of our common stock, voting together as a single class. The remaining director nominee will be elected as the Group IV director by the holders of our outstanding Class C common stock, voting separately as a series.

As discussed below under “Proposal 1 — Election of Directors,” the Board of Directors, or Board, is asking holders of our Class A common stock, Class B common stock and Class C common stock to vote “FOR” the election of each of the seven Group I director nominees listed below and holders of our Class C common stock to vote “FOR” the election of the Group IV director nominee listed below. Each nominee will be elected for a term commencing on the date of the nominee’s election and ending on the date on which the nominee’s successor is elected and qualified.

Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Director Group	Age	Director Since	Independent	Current Committee Membership	Skills and Experience

Michael S. Dell Chairman and Chief Executive Officer of Dell Technologies Inc.	I	58	2013

David W. Dorman Founding Partner of Centerview Capital Technology	I	69	2016	✓	• Nominating and Governance

Egon Durban Co-CEO of Silver Lake	I	49	2013

David Grain Founder and Chief Executive Officer of Grain Management LLC	I	60	2021	✓

William D. Green Former Chairman of Accenture plc	I	69	2016	✓	• Audit (Chair)

Ellen J. Kullman – Lead Independent Director Executive Chair of Carbon, Inc.	IV	67	2016	✓	• Nominating and Governance (Chair) • Audit

Simon Patterson Managing Director of Silver Lake	I	50	2013

Lynn Vojvodich Radakovich Former Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc.	I	55	2019	✓	• Audit

Leadership Experience	Financial Literacy	Global Experience
Public Company Board Experience	Technology Industry Experience	Risk Management

Dell Technologies    /    2023 Proxy Statement    /    3

Summary Information

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2)

The Board is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for our fiscal year ending February 2, 2024, or Fiscal 2024. All PwC fees incurred in connection with professional services rendered to Dell Technologies during our fiscal year ended February 3, 2023, or Fiscal 2023, and January 28, 2022, or Fiscal 2022, are summarized under “Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.”

Say-on-Pay Vote (Proposal 3)

The Board is asking you to vote, on a non-binding, advisory basis, “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 39. The Nominating and Governance Committee and the Board value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

Say-on-Pay Frequency (Proposal 4)

The Board is asking you to vote, on a non-binding, advisory basis, on whether future non-binding, advisory votes on the compensation of our named executive officers as disclosed in the Company’s annual proxy statement should be held every 1 year, every 2 years or every 3 years. The Board unanimously recommends that stockholders vote “FOR” “Every 1 year” as the frequency with which Dell Technologies should hold this vote.

Approval of the Dell Technologies Inc. 2023 Stock Incentive Plan (Proposal 5)

The Board is asking you to vote “FOR” approval of the Dell Technologies Inc. 2023 Stock Incentive Plan, as described under “Proposal 5 — Approval of the Dell Technologies Inc. 2023 Stock Incentive Plan.”

Stockholder Proposals for 2024 Annual Meeting of Stockholders

•	Deadline for stockholder proposals to be included in our 2024 proxy statement: January 11, 2024

•	Deadline for proposed business and nominations for director that will not be included in our 2024 proxy statement: February 21, 2024 – March 22, 2024

•

Deadline for notice under the universal proxy rules of the Securities and Exchange Commission, or SEC, for solicitation of proxies in connection with our 2024 annual meeting in support of director nominees other than the Company’s nominees: April 21, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on Tuesday, June 20, 2023:

The accompanying Notice of Annual Meeting of Stockholders, proxy statement, form of proxy card and Dell Technologies Annual Report on Form 10-K for the fiscal year ended February 3, 2023 are available electronically on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section and at www.proxyvote.com.

Dell Technologies    /    2023 Proxy Statement    /    4

Environmental, Social and Governance (ESG)

At Dell Technologies, our purpose is to create technologies that drive human progress, putting our technology, scale and expertise to work where it can do the most good for both people and the planet. We recognize that all our stakeholders – stockholders, customers, suppliers, employees, and communities – as well as the environment and society, are essential to our business.

We take our opportunity and responsibility to create positive impact seriously, making effective governance and transparency an essential part of our Environmental, Social and Governance, or ESG, strategy. Our Board of Directors oversees the establishment and maintenance of our governance, compliance and risk oversight processes and procedures to promote the conduct of our business with the highest standards of responsibility, ethics and integrity. Our governance framework includes regular updates to the Board of Directors, incorporates ESG goals and metrics into the Company’s overall strategy and involves management committees, including an ESG Steering Committee, charged with the development and achievement of Dell Technologies’ long-term ESG strategy. The ESG Steering Committee is also responsible for monitoring and supporting Dell’s progress towards achieving the established ESG goals and other related ESG priorities as well as ensuring compliance with regulations. To ensure an integrated perspective and approach to ESG, these management committees are composed of members from various teams across the Company, including representatives from the following functions: sustainability, diversity and inclusion, human resources, giving and social innovation, ethics and compliance, security and privacy, products and services, supply chain, corporate affairs, government affairs, internal audit, legal, risk management, investor relations, and accounting and finance. Together, these governance bodies develop, manage and measure our ESG strategy and progress.

We are committed to transparency in our effort to drive human progress, and we regularly evaluate the quality and effectiveness of our ESG reporting based on feedback from our stockholders and other stakeholders and conduct a review of other external reporting frameworks. We publish detailed, three-year performance trends on key metrics and on key topics, including within our annual ESG Report, available on the ESG & Impact page of our website. This reporting promotes accountability and allows our stakeholders to follow our progress in achieving our goals. We complement this information with online indexes to the Global Reporting Initiative’s (GRI) standards, the World Economic Forum’s (WEF) Stakeholder Capitalism Metrics, the Climate Disclosure Project (CDP), the Task Force on Climate-Related Financial Disclosure (TCFD), and the Sustainability Accounting Standards Board (SASB) standards.

Our ESG goals represent an extension of our purpose as a company – to drive human progress. These goals guide impact strategies as we approach the year 2030 and beyond. To drive measurable impact, goals must reflect where we have the biggest opportunity to drive meaningful change. We constantly evaluate our goals and targets with that lens. Our plan is to activate change in the critical areas of advancing sustainability, cultivating inclusion, transforming lives, and upholding ethics and privacy.

•

Advancing Sustainability – We believe we have a responsibility to protect and enrich our planet together with our customers, suppliers, and communities. We continue to prioritize sustainability across our business ecosystem, valuing natural resources and seeking to minimize our impact. With the power of our global supply chain, Dell Technologies pursues the highest standards of sustainability and ethical practices.

•

Cultivating Inclusion – We view diversity and inclusion as a business imperative that will enable us to build and empower our future workforce and we strive to cultivate inclusion for our team members, customers, and communities. It is essential that our workforce be fully representative of the diversity in our global customer base. Further, we believe that diversity of leadership increases innovation and ensures that company decisions reflect a wide variety of perspectives.

•

Transforming Lives – We believe our scale, support, and the innovative application of our portfolio can play an important role in advancing fundamental human rights and addressing complex societal challenges, including improving health, education, and economic opportunities for the underserved. We endeavor to harness the power of technology to create a future that is capable of realizing human potential.

•

Upholding Ethics and Privacy – Ethics and privacy play a critical role in establishing a strong foundation for positive social impact. We are committed to ensuring that new talent and existing team members align with our ethical culture. We will

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

continue to invest in our advanced privacy governance and risk-management technology and continue seeking to select, evaluate, and do business with third parties who share our level of dedication to ethics and privacy.

For more information about our commitment to making both business and societal impact, our reporting on key indicators from across our business and our 2030 ESG goals and progress, please consult our annual report on Form 10-K for Fiscal 2023 as well as the reports and content on the ESG & Impact page of our website.

Dell Technologies    /    2023 Proxy Statement    /    6

Proposal 1 – Election of Directors

In this Proposal 1, the Board is asking stockholders to vote for the election of Michael S. Dell, David W. Dorman, Egon Durban, David Grain, William D. Green, Simon Patterson and Lynn Vojvodich Radakovich to the Board as Group I directors, and for the election of Ellen J. Kullman to the Board as the Group IV director. Each director nominee is currently serving as a member of our Board.

Each of the seven Group I director nominees was elected to the Board at the 2022 annual meeting of stockholders and is currently serving as a Group I director. The Group IV director nominee was also elected to the Board at the 2022 annual meeting of stockholders and is currently serving as a Group IV director.

Class C Vote for Group IV Director

Holders of the Class C common stock, voting separately as a series, will elect the Group IV director. We added this voting provision to our certificate of incorporation in connection with the transaction, which we refer to as the Class V transaction, that we completed on December 28, 2018. In connection with that transaction, we agreed to implement certain enhancements to our corporate governance that include the right of our Class C stockholders to vote for a director independently from the holders of our other outstanding series of common stock.

On the recommendation of the Nominating and Governance Committee, the Board has unanimously nominated Ellen J. Kullman for election as the Group IV director because of the perspective she brings to corporate governance from her extensive experience as a senior executive, including as a chief executive officer, and her board and committee service as an independent director of Dell Technologies and other major public companies. Mrs. Kullman currently serves as our Lead Independent Director, as chair of the Nominating and Governance Committee and as a member of the Audit Committee.

Director Groups

The Board is currently composed of eight members, seven of whom are Group I directors and one of whom is a Group IV director under the terms of our organizational documents.

Under our certificate of incorporation, the number of Group I directors may be no fewer than three or more than 20 directors and will be determined in accordance with our bylaws. The bylaws provide that the total number of directors will be fixed by resolution of the Board and may be no fewer than three directors or more than 21 directors, provided that the number of Group I directors may be no fewer than three directors or more than 20 directors and there shall be one director acting as a Group IV director.

Elections of the members of the Board are held annually at the annual meeting of stockholders. Each director is elected for a term commencing on the date of such director’s election and ending on the date on which the director’s successor is elected and qualified.

Under the certificate of incorporation, each Group I director is elected annually by the holders of all series of our outstanding common stock, voting together as a single class. The Group IV director is elected annually by the holders of Class C common stock, voting separately as a series.

Director Nominees

The Board has nominated seven members currently serving as Group I directors for election as Group I directors at the annual meeting, and one member currently serving as a Group IV director for election as the Group IV director at the annual meeting. Each nominee has consented to be named as a nominee in this proxy statement and to serve as a director if elected. If any nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of common stock for which they have received validly executed proxies for any substitute nominee designated by the Board, unless the Board chooses to reduce the number of authorized directors in accordance with, and subject to the terms of, our bylaws and certificate of incorporation, or to leave unfilled the resulting vacancy on the Board.

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

Biographical and qualification information about each of the nominees is included under “ – Director Qualifications and Information.” The Board’s recommendation of its director nominees is based on the terms of the Dell Technologies certificate of incorporation and the Sponsor Stockholders Agreements described below and on the Board’s carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Dell Technologies’ strategy and operations, make them suitable candidates to serve on the Board.

The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for director.

Director Qualifications and Information

Director Qualifications – The Board believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and intense dedication to serving the interests of Dell Technologies’ stockholders. A primary responsibility of the Nominating and Governance Committee is to assess the skills and experiences of director candidates and to propose for nomination those individuals that the committee believes will exercise effective leadership and oversight of management in pursuing Dell Technologies’ business strategy. The following are qualifications, experience and skills for Board members that are important to Dell Technologies’ current and future business:

•

Leadership Experience – Dell Technologies seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. They demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing Dell Technologies’ current and future leaders. The relevant leadership experience Dell Technologies seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible non-profit organization.

•

Finance Experience – Dell Technologies believes that all directors should possess an understanding of finance and related corporate reporting processes. Dell Technologies also seeks to ensure the Board includes directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for potential service on the Audit Committee. Two of the members of our Audit Committee have been designated by the Board as an “audit committee financial expert.”

•

Industry Experience – Dell Technologies seeks directors who have relevant industry experience. Dell Technologies values experience in areas in which Dell Technologies places strategic importance, including new or expanding businesses, customer segments or geographies, organic and inorganic growth strategies, and existing and new technologies; deep understanding or a special perspective concerning Dell Technologies’ business environments; and experience with, exposure to, or reputation among a broad subset of Dell Technologies’ customer base.

•	International Experience – Dell Technologies seeks directors who have experience attained through key leadership or management roles in a global business or responsibility for non-U.S. operations.

•	Risk Management – Dell Technologies seeks directors who have experience identifying, managing, and mitigating risk in enterprise operations.

•

Diversity of Background – Dell Technologies believes that our Board should reflect of a diversity of perspectives and backgrounds. While the Board has not established any formal diversity policy to be used to identify director nominees, when assessing a candidate’s background and experience, the Board takes into consideration a broad range of factors, including a candidate’s gender, age, race and ethnicity.

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

Director Matrix – The Board evaluates, selects and nominates qualified candidates for election or appointment to the Board. The matrix below shows how the director nominees contribute the various skills, experiences and perspectives the Board considers important.

Name	Leadership Experience	Public Company Board Experience	Financial Literacy	Technology Industry Experience	Global Mindset, Emerging Markets, Operational Experience	Risk Management	Diverse

Michael S. Dell	✓	✓	✓	✓	✓	✓

David W. Dorman	✓	✓	✓	✓	✓	✓

Egon Durban	✓	✓	✓	✓	✓	✓

David Grain	✓	✓	✓	✓	✓	✓	✓

William D. Green	✓	✓	✓	✓	✓	✓

Ellen J. Kullman	✓	✓	✓	✓	✓	✓	✓

Simon Patterson	✓	✓	✓	✓	✓	✓

Lynn Vojvodich Radakovich	✓	✓	✓	✓	✓	✓	✓

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

Set forth below is biographical information, as of May 10, 2023, about the persons whom the Board has nominated for election at the annual meeting and the qualifications, experience and skills the Board considered in determining that each person should serve as a director:

MICHAEL S. DELL

Experience:

Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell served as Chief Executive Officer of Dell Inc., a wholly-owned subsidiary of Dell Technologies, from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P. for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. Mr. Dell serves as a member of the Technology CEO Council and is a member of the Business Roundtable. He also serves on the advisory board of Tsinghua University’s School of Economics and Management in Beijing, China, on the governing board of the Indian School of Business in Hyderabad, India, and as a board member of Catalyst, a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship. Mr. Dell is also Chairman of the Board of Directors of VMware, Inc., a cloud infrastructure and digital workspace technology company that was formerly a public majority-owned subsidiary of Dell Technologies, and Non-Executive Chairman of SecureWorks Corp., a global provider of intelligence-driven information security solutions. SecureWorks Corp. is a public majority-owned subsidiary of Dell Technologies. Mr. Dell was a board member of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from September 2016 until it merged with VMware, Inc. in December 2019.

Qualifications:

The Board selected Mr. Dell to serve as a director because of his leadership experience as founder of Dell Inc. and Chairman and Chief Executive Officer of Dell Technologies and his technology industry experience.

Group I Director Age: 58 Director since: October 2013

DAVID W. DORMAN

Experience:

Mr. Dorman has been a Founding Partner of Centerview Capital Technology, or Centerview, a private investment firm, since July 2013. Before his association with Centerview, Mr. Dorman served as a Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 through April 2008, and in a number of positions with AT&T Corp., or AT&T, a global telecommunications company, from 2000 to 2006. Mr. Dorman joined AT&T as President in December 2000 and was named Chairman and Chief Executive Officer in November 2002, a position he held until November 2005, and served as President and a director of AT&T from November 2005 to January 2006. Before his appointment as President of AT&T, Mr. Dorman served as Chief Executive Officer of Concert Communications Services, a global venture created by AT&T and British Telecommunications plc, from 1999 to 2000, as Chief Executive Officer of PointCast Inc., a web-based media company, from 1997 to 1999 and as Chief Executive Officer and Chairman of Pacific Bell Telephone Company from 1994 to 1997. Mr. Dorman has served as Chairman of the Board of Infoworks.io, an enterprise software company, since July 2018 and he also serves as a director of PayPal Holdings, Inc., a digital payments system operator, since July 2015. Mr. Dorman was Non-Executive Chairman of the Board of CVS Health Corporation, a pharmacy healthcare provider, from May 2011 to May 2022 and a director of CVS Health Corporation from March 2006 to May 2022. Mr. Dorman was a member of the board of directors of Expanse, Inc. (formerly Qadium), an enterprise software company, from May 2016 to December 2020 following its merger with Palo Alto Networks. He is Emeritus Trustee on the Georgia Tech Foundation Board of Trustees and is a member of the Georgia Tech Advisory Board.

Qualifications:

The Board selected Mr. Dorman to serve as a director because of his expertise in management, finance and strategic planning and because of his public company board and committee experience.

Group I Director Age: 69 Director since: September 2016 Board committees: • Nominating and Governance

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

EGON DURBAN

Experience:

Mr. Durban has been a member of the Board of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Durban is Co-CEO of Silver Lake, a global technology investment firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. Mr. Durban serves on the boards of directors of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, Qualtrics International Inc., a leader in customer experience management platform software, Unity Software Inc., a company that provides a real-time development platform, Endeavor Group Holdings, Inc., an entertainment, sports and content company, where he is Chairman of the board of directors, and VMware, Inc., a cloud infrastructure and digital workspace technology company that was formerly a public majority-owned subsidiary of Dell Technologies. Previously, Mr. Durban served on the boards of directors of Twitter, Inc., a social networking service, from March 2020 to October 2022, SecureWorks Corp., a public majority-owned subsidiary of Dell Technologies and a global provider of intelligence-driven information security solutions, from 2015 to May 2020 and Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from September 2016 until it merged with VMware, Inc. in December 2019. Mr. Durban currently serves on the Business Council and the Business Roundtable. Before joining Silver Lake, Mr. Durban worked in the investment banking division of Morgan Stanley, a global diversified financial services firm.

Qualifications:

The Board selected Mr. Durban to serve as a director because of his experience in technology and finance, his knowledge of and experience in global strategic leadership, and his management of multiple companies.

Group I Director Age: 49 Director since: October 2013

DAVID GRAIN

Experience:

Mr. Grain is the founder and Chief Executive Officer of Grain Management LLC, a private equity firm focused on global investments in the media and communications sectors. Before founding Grain Management LLC in 2007, he served as the President of Global Signal, Inc., an independent wireless communication tower company, from 2002 to 2006. From 2000 to 2003, Mr. Grain served as Senior Vice President of the New England Region of AT&T Broadband, the digital video, internet and digital phone service arm of AT&T Inc., a global telecommunications company. Earlier in his career, Mr. Grain worked for over a decade in the financial services industry, most recently at Morgan Stanley, a global diversified financial services firm, from 1992 to 2000. At Morgan Stanley, he focused on the telecommunications, media and technology sectors. Mr. Grain has served since December 2012 as a director of Southern Company, a gas and utility holding company, where he is currently the lead independent director, and since January 2019 as a director of New Fortress Energy Inc., an integrated liquified natural gas company. Mr. Grain is a trustee of the Brookings Institution, a member of the advisory council of the National Museum of African American History and Culture, and a member of the board of the Martha’s Vineyard Museum.

Qualifications:

The Board selected Mr. Grain to serve as a director because of his leadership and operating background, his expertise in finance and risk management, and his experience as a director of publicly traded companies.

Group I Director Age: 60 Director since: September 2021

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WILLIAM D. GREEN

Experience:

Mr. Green served as a director of EMC Corporation, or EMC, from July 2013 to August 2016, before EMC was acquired by Dell Technologies, and as EMC’s independent Lead Director from February 2015 to August 2016. Mr. Green served as Chairman of the Board of Accenture plc, a global management consulting, technology services and outsourcing company, from August 2006 until his retirement in February 2013, and as Chief Executive Officer of that company from September 2004 through December 2010. He was elected as a partner of Accenture plc in 1986. Mr. Green previously served as Co-Chief Executive Officer and Co-Chairman of GTY Technology Holdings Inc., a public sector software-as-a-service (SaaS) company, from September 2016 until February 2019. Mr. Green serves as a director of GTY Technology Holdings Inc., where he has been Chairman of the board of directors since March 2020. Mr. Green is also a member of the board of directors of S&P Global Inc., a company that provides financial ratings, benchmarks, analytics and data. Mr. Green was a board member of Inovalon Holdings, Inc., a company that provides data analytics, intervention and reporting platforms to the healthcare industry, from 2016 until it merged with Ocala Bidco in November 2021 and of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from August 2015 until it merged with VMware, Inc. in December 2019.

Qualifications:

The Board selected Mr. Green to serve as a director because of his leadership and operating experience, his understanding of the information technology industry, and his international business expertise.

Group I Director Age: 69 Director since: September 2016 Board committees: • Audit (Chair)

ELLEN J. KULLMAN

Experience:

Mrs. Kullman has been the Executive Chair of Carbon, Inc., a 3D printing company, since June 2022. Mrs. Kullman served as President and Chief Executive Officer of Carbon, Inc. from November 2019 to June 2022, and as a member of its board of directors since 2016. Mrs. Kullman previously served as Chief Executive Officer of E. I. du Pont de Nemours and Company, or DuPont, a provider of basic materials and innovative products and services for diverse industries, from January 2009 to October 2015 and as Chair of DuPont from December 2009 to October 2015. She served as President of DuPont from October 2008 to December 2008 and as Executive Vice President of DuPont from June 2006 through September 2008. Before her service in those positions, Mrs. Kullman was Group Vice President-DuPont Safety & Protection. She has served as Chair of the US-China Business Council, a member of the US-India CEO Forum and on the executive committee of the Business Council. She is a member of the National Academy of Engineering and co-chaired their Committee on Changing the Conversation: From Research to Action. Mrs. Kullman also serves as a director of Amgen Inc., a developer and manufacturer of human therapeutics, and The Goldman Sachs Group, Inc., a global investment banking, securities and investment management firm. Mrs. Kullman was a director of United Technologies Corporation, a provider of high-technology products and services to the building systems and aerospace industries, from 2011 until April 2020. She is a member of the board of trustees of Northwestern University and serves on the board of advisors of Tufts University School of Engineering.

Qualifications:

The Board selected Mrs. Kullman to serve as a director because of her leadership and operating experience, her experience with technology and product development, and her expertise implementing global business strategy.

Lead Independent Director and Group IV Director Age: 67 Director since: September 2016 Board committees: • Nominating and Governance (Chair) • Audit

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SIMON PATTERSON

Experience:

Mr. Patterson has been a member of the Board of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Patterson is a Managing Director of Silver Lake, a global technology investment firm, which he joined in 2005. Mr. Patterson previously worked at Global Freight Exchange Limited, a logistics software company acquired by Descartes Systems Group, the Financial Times and McKinsey & Company, a global management consulting firm. Mr. Patterson serves on the boards of trustees of the Natural History Museum in London and The Royal Foundation of The Prince and Princess of Wales, where he serves as Vice Chairman. Previously, he served on the boards of directors of Tesco plc, a multinational grocery and general merchandise retailer, Intelsat S.A., a provider of integrated satellite solutions, and N Brown Group plc, a digital fashion retailer.

Qualifications:

The Board selected Mr. Patterson to serve as a director because of his knowledge of and experience in finance, technology and global operations.

Group I Director Age: 50 Director since: October 2013

LYNN VOJVODICH RADAKOVICH

Experience:

Ms. Vojvodich Radakovich is an advisor to start-up and growth-stage technology companies. She served as Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc., or Salesforce, one of the world’s largest enterprise software companies and a global leader in customer relationship management, from September 2013 to February 2017. Before serving at Salesforce, she was a partner at the venture capital firm Andreessen Horowitz, where she helped portfolio companies accelerate their go-to-market strategies and Global 1000 companies advance their digital agendas. Ms. Vojvodich Radakovich previously held marketing leadership roles at global enterprise software companies, including Microsoft Corporation, BEA Systems, Inc. (before its acquisition by Oracle Corporation) and Terracotta Inc. (before its acquisition by Software AG). Ms. Vojvodich Radakovich began her career as a mechanical engineer working on the design and construction of Gulfstream jets and offshore oil structures, and later worked with Bain & Company, an international consulting firm. Ms. Vojvodich Radakovich currently serves on the boards of directors of Booking Holdings Inc., a global provider of online travel and related services, Ford Motor Company, and Figma, Inc., a web-based design collaboration platform.

Qualifications:

The Board selected Ms. Vojvodich Radakovich to serve as a director because of her leadership and operating experience, her understanding of the software industry, and her international business expertise.

Group I Director Age: 55 Director since: April 2019 Board committees: • Audit

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Stockholder Arrangements

Certain stockholders have rights to nominate directors and obligations to vote for director nominees under the stockholders agreements described below entered into in connection with the Class V transaction referred to above.

Stockholder Rights to Nominate Directors – Effective as of December 25, 2018, Dell Technologies and certain of its wholly-owned subsidiaries entered into a stockholders agreement, referred to as the MD Stockholders Agreement, with the MD stockholders (as defined in Annex A to this proxy statement), and into a stockholders agreement, referred to as the SLP Stockholders Agreement, with the SLP stockholders (as defined in Annex A to this proxy statement) and other named stockholders. We refer to the MD Stockholders Agreement and the SLP Stockholders Agreement as the Sponsor Stockholders Agreements.

Under the Sponsor Stockholders Agreements, each of the MD stockholders and the SLP stockholders have the right to nominate a number of individuals for election as directors which is equal to (1) in the case where the MD stockholders and the SLP stockholders beneficially own more than 70% of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board (and any vacancy thereon) who are not members of the Audit Committee, or (2) in the case where the MD stockholders and the SLP stockholders beneficially own 70% or less of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board (and any vacancy thereon), in each case rounded up to the nearest whole number. Further, so long as the MD stockholders or the SLP stockholders each beneficially own at least 5% of all outstanding shares of the common stock entitled to vote generally in the election of directors, each of the MD stockholders or the SLP stockholders, as applicable, are entitled to nominate at least one individual for election to the Board as a Group I director. Of the Group I director nominees proposed for election at this annual meeting, Mr. Dell, Mr. Dorman, Mr. Green and Mr. Patterson have been designated for nomination by the MD stockholders and Mr. Durban has been designated for nomination by the SLP stockholders.

The SLP Stockholders Agreement provides that, so long as the MD stockholders beneficially own, in the aggregate, common stock representing a majority of the total voting power of the outstanding common stock, the SLP stockholders will use their reasonable best efforts to expand the size of the Board to up to 21 directors at the request of the MD stockholders. In addition, under the Sponsor Stockholders Agreements, if any person nominated by the MD stockholders or the SLP stockholders ceases to serve on the Board as a Group I director for any reason (except as a result of a reduction in the applicable stockholders’ right to nominate Group I directors under the relevant Sponsor Stockholders Agreement), the stockholders who nominated such Group I director are entitled to nominate a replacement so long as the stockholders are entitled to nominate at least one Group I director to the Board at such time.

Under the MD Stockholders Agreement, for so long as the MD stockholders are entitled to nominate at least one Group I director, the MD stockholders may have at least one of their nominees then serving on the Board serve on each committee of the Board (except the Audit Committee), to the extent permitted by applicable law and stock exchange rules and subject to certain exceptions. Under the SLP Stockholders Agreement, the SLP stockholders have the same right as the MD stockholders to representation on Board committees for so long as they are entitled to nominate at least one Group I director. The SLP stockholders have waived their right to have a nominee serve on the Nominating and Governance Committee.

Stockholder Obligations to Vote for Director Nominees – For so long as either the MD stockholders or the SLP stockholders have the right to nominate a Group I director or Group I directors under the applicable Sponsor Stockholders Agreement, each of Dell Technologies, the MD stockholders and the SLP stockholders are obligated to nominate such Group I director or Group I directors for election as part of the slate of directors that is included in Dell Technologies’ proxy statement and to provide the highest level of support for the election of such nominees as any of the foregoing provides to any other individual standing for election as a director. Each of the MD stockholders and the SLP stockholders also are obligated to vote in favor of each Group I director nominated by the MD stockholders or the SLP stockholders in accordance with the MD Stockholders Agreement or the SLP Stockholders Agreement, as applicable, unless the SLP stockholders elect to terminate such arrangements under the SLP Stockholders Agreement. Further, under the Sponsor Stockholders Agreements, none of the MD stockholders or the SLP stockholders may nominate or support any person who is not nominated by the MD stockholders or the SLP stockholders or the then-incumbent directors of Dell Technologies.

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Corporate Governance

Stockholder Engagement – Dell Technologies is committed to maintaining robust and regular dialogue with our stockholders, a core tenant of our governance framework. We value direct engagement with stockholders where we share updated information about our business, deepen our understanding of our investors’ priorities and gather feedback that is shared with our Board and management team to inform our decision-making.

How We Engage

Dell Technologies utilizes various channels to engage with our stockholders across topics of mutual importance throughout the year:

•  Quarterly earnings communications

•  Securities analyst meetings

•  Investor conference presentations

•  Company-hosted investor events

•  ESG-focused engagement with proxy voting and stewardship teams

•  Periodic perception studies to gauge investor sentiment

•  Regular meetings with current and potential stockholders and securities analysts via executive meetings, conference meetings, non-deal roadshows, and bus tours

•  Ongoing video, phone and e-mail communications to address investor inquiries

What We Discuss

We discuss a range of topics relevant to our stockholders, including: long-term business strategy, performance and outlook, macroeconomic factors related to the business, capital allocation, Board composition and practices, corporate governance structure, executive compensation program, and sustainability and human capital efforts.

Who Participates

Communications with our stockholders are led by members of our management and investor relations teams and are supported by a range of functions across Dell Technologies. Our executive team, including our CEO, participates in meetings with our stockholders throughout the year, while our independent directors meet with stockholders to discuss Board and other corporate governance matters.

More information can be found on our Investor Relations website.

In Fiscal 2023, as part of our ESG and Stewardship engagement program, our engagement team contacted holders representing more than 43% of our Class C common stock. We engaged with several of our top holders, while many other stockholders acknowledged that our enhanced ESG and proxy disclosures and prior communications had provided them with sufficient information to understand our approach on key issues.

Corporate Governance Principles and Codes of Conduct – The Board is committed to achieving business success and increasing long-term stockholder value with the highest standards of integrity and ethics. In that regard, the Board has adopted the Dell Technologies Corporate Governance Principles which reflect a set of core values that provide the foundation for our governance and management systems and our interactions with our stakeholders, and provide an effective corporate governance framework for the Company. In addition, the Board continues to evaluate Dell Technologies’ corporate governance policies and practices to ensure they are consistent with the Company’s focus on long-term value creation for stockholders. In connection with this effort, in recent years, the Board approved the constitution of a majority independent Board, provided for the Group IV director’s annual election solely by the holders of the Class C common stock and, early in Fiscal 2024, elected a Lead Independent Director through its independent directors and approved the reconstitution of the membership of the Nominating and Governance Committee to consist solely of independent directors.

Dell Technologies also maintains and enforces a Code of Conduct that applies to all of our directors, officers, and employees, as well as a Code of Ethics for Senior Financial Officers, an Accounting Code of Conduct, an ethics and compliance program, and a comprehensive internal audit program which conducts audits in accordance with the International Standards for the Professional Practice of Internal Auditing.

Copies of the Corporate Governance Principles, Code of Conduct and Code of Ethics for Senior Financial Officers can be found on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section.

Controlled Company Status – Dell Technologies’ Class C common stock is listed on the New York Stock Exchange, or NYSE, under the ticker symbol “DELL.” As a result, Dell Technologies is subject to governance requirements under NYSE rules.

Dell Technologies is a “controlled company” under NYSE corporate governance standards. The NYSE rules define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Dell Technologies is a controlled company on the basis of Mr. Dell’s beneficial ownership of shares of our Class A common stock and Class C common stock representing more than 50% of the voting power of our shares of common stock eligible to vote in the election of our directors.

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As a controlled company, Dell Technologies qualifies for exemptions from, and is entitled to elect not to comply with, certain corporate governance requirements under NYSE rules, including the requirement to have a board that is composed of a majority of independent directors and a compensation committee and a nominating/corporate governance committee that are each composed entirely of independent directors. Even though Dell Technologies is a controlled company, it is required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed further below.

Notwithstanding its eligibility for the exemption from these requirements, the Dell Technologies Board currently has a majority of independent directors and the Nominating and Governance Committee is now composed solely of independent directors. The Nominating and Governance Committee fulfills various of the responsibilities of a nominating/corporate governance committee and a compensation committee operated in accordance with NYSE rules. We may choose to change the composition of the Board or the Nominating and Governance Committee in the future to manage these aspects of our corporate governance fully in accordance with the controlled company exemption.

If Dell Technologies ceases to be a controlled company and the Class C common stock continues to be listed on the NYSE, Dell Technologies will be required to comply with NYSE’s director independence requirements relating to the board of directors, a compensation committee and a nominating/corporate governance committee by the date its status changes or within specified transition periods.

Board Leadership – The Dell Technologies bylaws provide that the Board will elect a Chairman to preside at all meetings of the Board at which he is present and to exercise such other responsibilities as the Board may prescribe from time to time. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Dell. Effective on April 24, 2023, the Board’s independent directors elected Mrs. Kullman to serve as the Company’s Lead Independent Director.

The Board has determined that its current structure, with combined Chairman and Chief Executive Officer roles and a Lead Independent Director, together with the exercise of key oversight responsibilities by our independent directors, is in the best interests of Dell Technologies and our stockholders. The Board believes that maintaining combined Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Dell’s in-depth knowledge of Dell Technologies’ business and industry, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of customers. As Chief Executive Officer, Mr. Dell is intimately involved in the day-to-day operations of the Company and is therefore able to effectively elevate the most critical business issues for consideration by the Board’s independent directors and is best positioned to oversee the execution of strategy across each of the Company’s businesses to optimize long-term stockholder value creation. The Lead Independent Director is given broad authority, as described below, to lead oversight of management by our independent directors.

Director Independence – The Board has affirmatively determined that Messrs. Dorman, Grain and Green, Mrs. Kullman and Ms. Vojvodich Radakovich, constituting five of our eight directors, are independent under NYSE rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the NYSE rules. Mrs. Kullman currently serves as the Lead Independent Director. NYSE rules provide that, in order to determine that a director is independent, the Board must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In accordance with NYSE rules, when assessing the materiality of a director’s relationship (if any) with the Company, the Board considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation.

Our Corporate Governance Principles contain several features which the Company believes help to ensure that the Board maintains effective and independent oversight of management, including the following:

•

Executive sessions of the independent directors are held at least twice during each fiscal year in connection with regularly scheduled Board meetings, and at any time requested by a majority of the independent directors. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.

•

All members of the Audit Committee are independent directors. The chair of the Audit Committee has and exercises authority to conduct executive sessions of the Audit Committee without management and non-independent directors present.

•	All members of the Nominating and Governance Committee are independent directors.

•	The Board has a Lead Independent Director who is elected by the independent directors.

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Lead Independent Director – The Lead Independent Director is elected for a term of service of one year. The Lead Independent Director has the following responsibilities:

•	serves as the principal liaison between the Chairman and the independent directors;

•	has authority to call meetings of the independent directors;

•	presides at all executive sessions of the independent directors and meetings of the Board at which the Chairman is not present;

•	approves meeting agendas for the Board in consultation with the Chairman;

•	approves the frequency of Board meetings and meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	approves the information to be provided to the Board, including the quality, quantity, appropriateness and timeliness of such information;

•	as appropriate, to be available for consultation and direct communication with stockholders;

•	presides over the annual self-evaluation of the Board;

•	conducts an annual process for reviewing the CEO’s performance and reports the results of the process to the other independent directors; and

•	together with the Board and its committees as well as the independent directors acting in executive session, retains and approves compensation of outside advisers.

The Lead Independent Director also currently serves as chair of the Nominating and Governance Committee and in that role oversees the performance of that committee’s responsibilities as described below under “– Nominating and Governance Committee.”

In connection with Mrs. Kullman’s appointment as Lead Independent Director, the independent directors considered her strong leadership as a member of the Board since September 2016, as chair of the Audit Committee from September 2016 to December 2019, and as a member of the Audit Committee after she ceased to act as the committee’s chair.

Board Committees – The Board maintains two standing committees which assist the Board in discharging its oversight responsibilities: the Audit Committee and the Nominating and Governance Committee. The Board has adopted a written charter for each of the standing committees, which form an integral part of our Corporate Governance Principles. A current copy of each charter can be found on Dell Technologies’ website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section. From time to time, the Board considers the composition of each of the standing committees and whether committee members should rotate among the standing committees.

Under the Sponsor Stockholders Agreements, as described above under “– Stockholder Arrangements – Stockholder Rights to Nominate Directors,” for so long as the MD stockholders or the SLP stockholders are entitled to nominate at least one Group I director, such stockholders may have at least one of their nominees then serving on the Board serve on each committee of the Board other than the Audit Committee, to the extent permitted by applicable law and stock exchange rules and subject to specified exceptions. Mr. Dorman serves as a member of the Nominating and Governance Committee as the MD stockholders’ nominee. The SLP stockholders have waived their right to have a nominee serve on the Nominating and Governance Committee.

The following table shows, as of May 10, 2023, the members of the Board and the committees on which each director serves and indicates the directors determined by the Board to be independent under NYSE rules and our Corporate Governance Principles.

Name	Audit Committee	Nominating and Governance Committee	Independent

Michael S. Dell

David W. Dorman		✓	✓

Egon Durban

David Grain			✓

William D. Green	Chair		✓

Ellen J. Kullman – Lead Independent Director	✓	Chair	✓

Simon Patterson

Lynn Vojvodich Radakovich	✓		✓

Descriptions of the primary responsibilities of each committee are set forth below.

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Audit Committee

The Audit Committee has three members and is composed entirely of members of the Board who satisfy the standards of independence established for independent directors under NYSE rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Securities Exchange Act of 1934, or Exchange Act, as determined by the Board. Under NYSE rules, the membership of the Audit Committee is required to consist solely of no fewer than three directors who are qualified as independent directors as described above. The Board has determined that each member of the Audit Committee meets the “financial literacy” requirement for Audit Committee members under NYSE rules and that two members are an “audit committee financial expert” within the meaning of SEC rules. Mr. Green (Chair), Mrs. Kullman and Ms. Radakovich served as members of the Audit Committee during Fiscal 2023.

The Audit Committee’s primary responsibilities include, among other matters:

•	appointing, retaining, compensating and overseeing a qualified firm to serve as the independent registered public accounting firm to audit Dell Technologies’ financial statements;

•	assessing the independence and performance of the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the audit and Dell Technologies’ interim and year-end operating results with the independent registered public accounting firm and management;

•	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing Dell Technologies’ policies on risk assessment and risk management;

•	reviewing and, if appropriate, approving or ratifying transactions with related persons;

•

obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes the accounting firm’s internal quality control procedures, any material issues raised by those procedures or other review or inspection, and any steps taken to deal with those issues; and

•

pre-approving all audit and all permissible non-audit services, other than de minimis non-audit services in accordance with SEC rules, to be performed by the independent registered public accounting firm.

In conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner.

Nominating and Governance Committee

During Fiscal 2023, Mr. Dell (Chair), Mr. Dorman and Mr. Durban served on the Nominating and Governance Committee. Effective on May 8, 2023, the Board approved the reconstitution of the membership of the Nominating and Governance Committee so that the committee thereafter will be composed entirely of members of the Board who satisfy the standards of independence established for independent directors under NYSE rules and any additional independence standards established pursuant to SEC rules. In connection with the change in membership, Mr. Dell and Mr. Durban resigned from their positions on the Nominating and Governance Committee, and the Board appointed Mrs. Kullman to serve as a member and as chair of the committee. Mr. Dorman continues his service on this committee.

The Nominating and Governance Committee’s primary responsibilities include, among other matters:

•	identifying and evaluating potential candidates to be considered for appointment or election to the Board;

•	making recommendations to the Board regarding the selection and approval by the Board of nominees to be submitted for election by a stockholder vote;

•	monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting any such directors;

•	evaluating potential successors to the CEO, including in the event of an emergency, and reviewing periodically with the CEO and with the Board recommendations regarding such potential successors;

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•	reviewing the Board committee structure and composition and making recommendations annually to the Board regarding the appointment of directors to serve as members of each committee;

•	reviewing our Corporate Governance Principles periodically and recommending any changes to such principles to the Board; and

•	periodically reviewing and approving changes to our Code of Conduct and other policies with respect to legal compliance, conflicts of interest and ethical conduct.

In addition, the Nominating and Governance Committee acts as the compensation committee of the Board, in which capacity it has the following responsibilities, among others:

•	approving the compensation policy for our executive officers and non-employee directors, and such other managers as may be directed by the Board;

•	approving the forms of compensation to be provided to each executive officer and non-employee director;

•	approving recommendations with respect to compensation guidelines for all other employees;

•	evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;

•	reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluating compensation policies and practices that could mitigate any such risk;

•	acting as administrator of our equity-based and other compensation plans;

•

reviewing and discussing with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K to be filed with the SEC and, based on such review and discussion, determining whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing; and

•	preparing the Compensation Committee Report required by SEC rules to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K.

The Nominating and Governance Committee has the authority to delegate any of its responsibilities under its charter, along with the authority to take action in relation to such responsibilities, to subcommittees consisting of one or more members of the committee, as the committee may deem appropriate.

In addition, the Nominating and Governance Committee may delegate to one or more of our executive officers the authority to make grants of equity-based compensation to eligible individuals who are not directors or executive officers and to administer our equity-based compensation plans, in each case subject to compliance with applicable law, NYSE rules and the terms of any applicable compensation plan. The Nominating and Governance Committee may revoke any delegation of authority at any time. Any executive officer to whom the Nominating and Governance Committee may delegate authority to make grants of equity-based compensation is required to report regularly to the committee with respect to any grants made. The Nominating and Governance Committee has delegated to our Chief Human Resources Officer the authority to offer awards under our equity incentive plan to eligible employees who are not directors or executive officers.

For a discussion of the process by which the Nominating and Governance Committee evaluated and determined executive officer compensation for Fiscal 2023, including the role of executive officers in determining or recommending the amount or form of executive compensation, see “Compensation Discussion and Analysis.”

Use of Compensation Consultant – During Fiscal 2023, our management retained the services of Mercer (US) Inc., or Mercer, an external compensation consultant. Mercer provided advice to management on the design of compensation programs for our directors, executive officers and other employees for Fiscal 2024, including equity-based compensation programs. The total fees paid to Mercer for these services were $0.04 million.

During Fiscal 2023, our management also retained other business units of Mercer and affiliates of Mercer to provide additional services to the Company, including human resources services, services relating to employee benefit plans and insurance services. The total fees paid to Mercer and its affiliates with respect to services provided during Fiscal 2023 (excluding services provided as compensation consultant as discussed above) were $19.1 million.

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

The Company has determined that the work of Mercer and its affiliates on matters other than executive compensation did not raise any conflict of interest with Mercer’s services as compensation consultant, taking into account, among other factors, Mercer’s policies and procedures relating to the prevention of conflicts of interest and the use of separate teams for compensation consulting services and other services provided by Mercer and its affiliates.

Compensation Committee Interlocks and Insider Participation – The Nominating and Governance Committee functions as the compensation committee. During Fiscal 2023, the members of the Nominating and Governance Committee were Mr. Dell (Chair), Mr. Dorman and Mr. Durban. Mr. Dell is our Chief Executive Officer. During Fiscal 2023, none of Dell Technologies’ executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of Dell Technologies’ Board or the Nominating and Governance Committee. For information concerning transactions among each of Messrs. Dell and Durban and their associated related persons, on the one hand, and Dell Technologies and its subsidiaries, on the other hand, see “Transactions With Related Persons.”

Board and Committee Oversight of Risk Management – The Company believes that effectively assessing and managing risk is central to the design and execution of our business strategy and creation of long-term value. The Board, directly and through its standing committees, provides oversight of the Company’s risk management processes. The Board focuses on understanding the most significant risks to the business, evaluating strategies to mitigate those risks, and facilitating communication on risk topics between management and our directors.

While the Board as a whole is responsible for risk oversight, our Company’s management is responsible for designing processes and procedures to identify, assess and manage risk on a day-to-day basis. Management has implemented an enterprise risk management, or ERM, program, managed by the Company’s internal audit function and supported by management risk committees, that is designed to work across the business to identify, assess, govern and manage the Company’s strategic, operational, financial, and compliance risks. Although the Company continually assesses its risk environment, the internal audit function performs an annual risk assessment that is informed by risk data collection, an analysis of industry trends, consideration of insights of third-party risk reporting companies, peer benchmarking, and interviews with senior leaders and Company experts. The annual assessment considers whether risks constitute short-, medium-, and long-term threats to our enterprise and provides for prioritization, in part, based on the timeframe of such risks. Our ERM program is assessed externally on a periodic basis for best practices and maturity of the program.

The Chief Audit Executive presents the results of the annual risk assessment to the Board and reviews with the Board the key risks identified by the ERM program. The Board meets quarterly with the Chief Executive Officer, the General Counsel, the Chief Financial Officer, and the Chief Operating Officers to review business and financial performance as well as to consider existing and emerging risks relevant to each business function and other corporate activities. The Board receives updates from management on risk topics at the Board’s regularly scheduled meetings and at other times as needed.

The Board considers the views of third-party advisors and experts, directly and indirectly through its standing committees and reports by management committees, in evaluating current risks and anticipating new risks to our business. These advisors and experts offer perspectives on best practices, industry trends, and future and emerging risks trends relevant to proactive risk management.

The Board is assisted by its standing committees to address risks in their respective areas of oversight and expertise.

•

The Audit Committee exercises responsibility for the oversight of risk policies and processes relating to Dell Technologies’ financial statements and financial reporting processes. The Audit Committee is also responsible for oversight of particular risks, such as major information technology risk exposures (including cybersecurity risk exposures) and financial risk exposures. The Audit Committee reviews and discusses significant risks and exposures to Dell Technologies, and the steps management has taken or plans to take to manage these risks, with management and our independent registered public accounting firm. In exercising this oversight, the Audit Committee receives or participates in:

¡	quarterly updates by the Chief Audit Executive regarding key risks, audit status, and other issues or concerns as well as the results of the annual ERM program review;

¡	quarterly updates by the Chief Security Officer or other senior security executives regarding cybersecurity and other data security risks;

¡	compliance updates regarding key ethics and compliance issues from the Chief Compliance Officer, who reports to the General Counsel; and

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

¡

meetings in executive session with each of the Chief Financial Officer, the Chief Accounting Officer, the Chief Audit Executive, the Chief Compliance Officer, and Dell Technologies’ independent registered public accounting firm.

•

The Nominating and Governance Committee monitors the risks associated with succession planning and development, composition of the Board, and compensation programs, policies, and practices, and evaluates the effect that such compensation arrangements may have on risk decisions.

Each of the committee chairs reports to the full Board at its regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.

Meetings and Attendance – In Fiscal 2023, the full Board met four times, the Audit Committee met eight times and the Nominating and Governance Committee met four times.

In Fiscal 2023, each member of the Board attended at least 75% of the total number of meetings of the Board and each Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee.

Dell Technologies encourages, but does not require, directors to attend annual meetings of stockholders when practicable. Six of the eight directors then serving on the Board attended last year’s annual meeting held on June 27, 2022.

Communications with Directors – Any interested person (whether or not a Dell Technologies stockholder) may send communications to the Board as a whole, the independent directors as a group, any Board committee, or any individual member of the Board. Any person who wishes to send such a communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Governance & Leadership – Contact the Board section.

In addition, any person who has a concern about Dell Technologies’ conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to the independent directors or to the Audit Committee (through the committee chair). These communications may be made on a confidential and anonymous basis, and may be e-mailed, submitted in writing or reported by phone to the Company’s Global Ethics and Compliance office. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Governance & Leadership section. These communications will be forwarded to the appropriate directors for their review in accordance with our guidelines and also will be reviewed and addressed by the Global Ethics and Compliance office.

The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits retaliation against any person who reports suspected misconduct or assists with an investigation or audit in good faith.

Disclosure Review Committee – The Company maintains a management committee consisting of senior members of the finance and legal functions to assist in fulfilling our obligations to maintain disclosure controls and procedures, and to coordinate and oversee the process of preparing the Company’s filings with the SEC and other public disclosures.

Director Compensation

Our Board has adopted a compensation program for our independent directors that we believe will enable us to attract and retain qualified directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further the alignment of their interests with the interests of our stockholders. For Fiscal 2023 our compensation program for independent directors included the following elements:

•	an annual cash retainer with a value of $100,000;

•	an annual equity retainer with a value of $225,000 payable in the form of restricted stock units that settle in shares of Class C common stock; and

•	an additional annual cash retainer with a value of $25,000 for service as chair of the Audit Committee.

Directors may elect to receive all or a portion of each of the annual cash retainer and the cash retainer for service as Audit Committee chair, as applicable, in the form of cash, deferred stock units that settle in shares of Class C common stock or vested shares of Class C common stock, or a combination of the foregoing. In addition, directors may elect to receive all or a portion of their annual equity retainer in the form of deferred stock units that settle in shares of Class C common stock.

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

An independent director elected to the Board, other than through election at an annual meeting of stockholders, will be awarded a prorated portion of each applicable annual retainer for the director’s initial year of service on the Board.

All of the equity-based awards were granted under the Dell Technologies Inc. 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019), which we refer to as the 2013 Stock Incentive Plan. Each equity-based award vests in full on the first anniversary of the last annual meeting of stockholders, except that (1) the initial equity retainer awards formerly granted to directors on their initial election or appointment vest annually in equal installments over four years from the grant date and (2) deferred stock units will settle in shares of Class C common stock on the earlier of the termination of the applicable director’s Board service for any reason or a change in control of Dell Technologies. The vesting of unvested equity-based awards will be accelerated upon the director’s death or disability, the termination of the director’s service without cause or a change in control of Dell Technologies. Certain restricted stock units, deferred stock units and stock options exercisable for Class C common stock, as well as shares of Class C common stock received in the settlement of such awards, are subject to the applicable terms and conditions of a management stockholders agreement discussed elsewhere in this proxy statement.

We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board or committees.

We also provide our independent directors with liability insurance coverage for their activities as directors.

Our certificate of incorporation and bylaws provide that all of our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification.

The following table sets forth the compensation granted or paid to our independent directors for Fiscal 2023.

Fiscal 2023 Director Compensation

Name	Fees earned and paid in cash ($)	Cash fees elected to be paid in stock(1) ($)	Stock awards(2) ($)	Option awards(3) ($)	Total ($)

David W. Dorman	—	99,987	224,989	—	324,976

David Grain	—	99,987	224,989	—	324,976

William D. Green	—	124,965	224,989	—	349,954

Ellen J. Kullman	—	99,987	224,989	—	324,976

Lynn Vojvodich Radakovich	100,000	—	224,989	—	324,989

(1)

Directors were entitled to receive up to 100% of the annual cash retainer and, if applicable, cash committee chair retainer in the form of vested shares of Class C common stock or deferred stock units that settle in shares of Class C common stock, in increments of 25%, in each case determined by dividing the applicable portion of the aggregate retainer amount by the closing price of the Class C common stock as reported on the NYSE on September 20, 2022. Deferred stock units will vest on June 27, 2023. For service in Fiscal 2023, (a) Mr. Green received 3,382 vested shares of Class C common stock, (b) Mr. Dorman received 2,706 vested shares of Class C common stock, (c) Mr. Grain received 2,706 deferred stock units and (d) Mrs. Kullman received 677 vested shares of Class C common stock and 2,029 deferred stock units.

(2)

Stock awards were made in the form of restricted stock units that settle in shares of Class C common stock, subject to each director’s right to elect to receive a specified portion in deferred stock units that settle in shares of Class C common stock. Restricted stock units and deferred stock units will vest on June 27, 2023. For service in Fiscal 2023, (a) each of Messrs. Dorman and Green and Ms. Vojvodich Radakovich received 6,089 restricted stock units, (b) Mrs. Kullman received 1,523 restricted stock units and 4,566 deferred stock units and (c) Mr. Grain received 6,089 deferred stock units. The aggregate grant date fair value, computed in accordance with U.S. generally accepted accounting principles, of the (i) restricted stock units awarded to each of Messrs. Dorman and Green and Ms. Vojvodich Radakovich was $224,989 and Mrs. Kullman was $56,275 and (ii) deferred stock units awarded to each of Mr. Grain and Mrs. Kullman was $224,989 and $168,714, respectively, in each case determined by dividing the aggregate retainer amount, or applicable portion of the aggregate retainer amount, by the closing price of the Class C common stock as reported on the NYSE on September 20, 2022. As of February 3, 2023, (A) each of Messrs. Dorman and Green and Ms. Vojvodich Radakovich had an aggregate of 6,089 outstanding restricted stock units and Mrs. Kullman had an aggregate of 1,523 outstanding restricted stock units and (B) Mr. Dorman had an aggregate of 16,252 outstanding deferred stock units, Mr. Grain had an aggregate of 14,942 outstanding deferred stock units and Mrs. Kullman had an aggregate of 49,802 outstanding deferred stock units.

(3)	As of February 3, 2023, each of Mr. Green and Mrs. Kullman held an aggregate of 272,736 outstanding options and Ms. Vojvodich Radakovich held an aggregate of 84,198 outstanding options.

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Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

In this Proposal 2, the Board is asking stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Dell Technologies’ independent registered public accounting firm for Fiscal 2024.

PwC is a registered independent public accounting firm and has served as the independent auditors of the Company or its predecessor since 1986. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Dell Technologies’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify this selection to be an opportunity for stockholders to provide direct feedback to Dell Technologies on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.

Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.

The Board of Directors unanimously recommends a vote “FOR” the ratification of PwC as Dell Technologies’ independent registered public accounting firm for Fiscal 2024.

In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Dell Technologies engages PwC from time to time to perform other permissible services. The following table sets forth all fees incurred in connection with professional services rendered to Dell Technologies by PwC during Fiscal 2023 and Fiscal 2022.

Independent Registered Public Accounting Firm Fees (in millions)

Fee Type	Fiscal 2023	Fiscal 2022

Audit Fees(a)	$26.1	$27.1

Audit-Related Fees(b)	4.2	7.2

Tax Fees(c)	0.4	0.5

All Other Fees(d)	0.3	1.1

Total	$31.0	$35.9

(a)

This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements, for comfort letters and consents, for the statutory audits of international subsidiaries, and for other procedures.

(b)

This category includes fees incurred for professional services rendered in connection with assurance and other activities reasonably related to the audit or review of Dell Technologies’ financial statements, including the audits of Dell Technologies’ employee benefit plans, spin-off related audit work and procedures, ESG assurance, system implementation-related audit work and carve-out audit work and service organization control attestation services.

(c)	This category includes fees incurred for domestic and international income tax compliance and tax audit assistance, and for corporate-wide tax planning services.

(d)

This category consists of fees for all products and services other than the services reported in notes (a) through (c) above, and includes fees incurred for general and financial training services, assessments relating to service organization controls, and other permissible advisory services.

The Audit Committee has determined that the provision of the non-audit services described in notes (c) and (d) to the table above was compatible with maintaining PwC’s independence.

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

The Audit Committee pre-approved PwC’s performance of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided by Dell Technologies’ independent registered public accounting firm other than in accordance with a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of audit services by PwC for Fiscal 2024, including PwC’s audit fees, and has also given its pre-approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. In circumstances in which the services proposed to be provided by PwC are not covered by one of those pre-approvals, the Audit Committee may delegate authority to the chair or other designated members of the Audit Committee to pre-approve those services. Any pre-approvals granted under this delegated authority must be communicated to the full Audit Committee.

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Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

In this Proposal 3, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board is asking stockholders to approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 39, but excluding disclosures presented in the section titled “Pay Versus Performance Disclosure.”

The Board of Directors unanimously recommends a vote “FOR” approval of Dell Technologies’ compensation of its named executive officers as disclosed in this proxy statement.

As described below in the sections of this proxy statement under “Compensation Discussion and Analysis” and “Compensation of Executive Officers,” the Nominating and Governance Committee, which acted as the Board’s compensation committee for purposes of executive compensation determinations for Fiscal 2023, has structured Dell Technologies’ executive compensation program to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Dell Technologies’ stockholders. Dell Technologies’ executive compensation program has a number of features designed to ensure adherence to the Company’s pay-for-performance philosophy.

The Board encourages stockholders to read the Compensation Discussion and Analysis below, which describes in detail how Dell Technologies’ executive compensation practices operate and are designed to achieve Dell Technologies’ core executive compensation objectives. The Board also encourages stockholders to review the Fiscal 2023 Summary Compensation Table and other compensation tables and the narrative disclosures accompanying the tables appearing under “Compensation of Executive Officers,” which provide detailed information about the compensation of our named executive officers. The Nominating and Governance Committee and the Board believe that the compensation practices described in the Compensation Discussion and Analysis are effective in achieving Dell Technologies’ core executive compensation objectives and that the compensation of its named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Dell Technologies’ executive compensation philosophy and practices.

In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, Dell Technologies is asking stockholders to approve this proposal by approving the following non-binding resolution:

RESOLVED, that the compensation paid to Dell Technologies’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosures, is hereby APPROVED.

A vote on this resolution, commonly referred to as a Say-on-Pay resolution, is not binding on the Nominating and Governance Committee or the Board. Although the vote is advisory in nature and non-binding, the Nominating and Governance Committee and the Board value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

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Proposal 4 – Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation

In this Proposal 4, the Board is asking stockholders to vote, on a non-binding, advisory basis, on whether future advisory votes on named executive officer compensation should occur every 1 year, every 2 years or every 3 years. In Proposal 3, the Board is asking stockholders to vote, on a non-binding, advisory basis, to approve the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement. Dell Technologies is required under Section 14A of the Exchange Act and the SEC’s rules thereunder to hold this advisory Say-on-Pay vote at least once every 3 years and to hold an advisory vote regarding the frequency with which Say-on-Pay votes will be included in the Company’s annual proxy statement at least once every six years (sometimes referred to as “Say-on-Pay Frequency”).

The Board of Directors unanimously recommends that stockholders vote “FOR” “Every 1 year” as the frequency with which Dell Technologies should hold a stockholder advisory vote to approve the compensation of its named executive officers as disclosed in the Company’s annual proxy statement.

After careful consideration, the Board has determined to recommend that future advisory votes on named executive officer compensation occur every 1 year (annually), consistent with the current Say-on-Pay Frequency. Although Dell Technologies’ executive compensation program is designed to promote a long-term connection between pay and performance, the Company’s public disclosures on executive compensation are made annually. The Board has considered that an advisory vote on named executive officer compensation annually will allow stockholders to provide more immediate feedback on Dell Technologies’ compensation philosophy, objectives and practices as disclosed in the Company’s annual proxy statement.

Stockholders are not voting in this proposal to approve or disapprove the Board’s recommendation. Stockholders will be able to specify one of the following four choices for this proposal on the proxy card or voting instruction form:

•	a Say-on-Pay advisory vote every 1 year;

•	a Say-on-Pay advisory vote every 2 years;

•	a Say-on-Pay advisory vote every 3 years; or

•	abstention from voting.

Generally, a proposal presented to stockholders, such as Proposal 4, will be approved by the affirmative vote of holders of a majority of the voting power of the shares of common stock present or represented by proxy at the annual meeting and entitled to vote on the proposal. However, because the vote on this proposal is not binding on the Board or Dell Technologies, if none of the specified frequency options – every 1 year, every 2 years or every 3 years – receives the affirmative vote of holders of a majority of the voting power of the shares present or represented by proxy, the option receiving the greatest number of votes will be deemed to constitute the frequency preferred by the stockholders.

Although this vote is not binding on the Board, the Board will consider the outcome of this vote in making a determination on the frequency with which advisory votes on named executive officer compensation will be included in the Company’s annual proxy statement. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board in the future may decide to conduct advisory votes on a more or less frequent basis.

Following the annual meeting, the Board will make its frequency determination and disclose that determination to stockholders in a current report on Form 8-K.

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Proposal 5 – Approval of the Dell Technologies Inc. 2023 Stock Incentive Plan

In this Proposal 5, the Board is asking stockholders to approve the Dell Technologies Inc. 2023 Stock Incentive Plan, which we refer to as the 2023 plan or the plan. If approved by stockholders, the 2023 plan will replace the Dell Technologies Inc. 2013 Stock Incentive Plan, which we refer to as the prior plan, under which no awards may be made after October 29, 2023.

We are seeking approval of the 2023 plan to comply with NYSE stockholder approval requirements applicable to equity plans.

Upon the recommendation of the Nominating and Governance Committee, the Board on April 18, 2023 unanimously approved the 2023 plan, subject to stockholder approval at the annual meeting. If this proposal is approved at the annual meeting, the 2023 plan will become effective at the time of stockholder approval. Upon the effectiveness of the 2023 plan, the Company will cease making awards under the prior plan.

Under the 2023 plan, we will be authorized to make a variety of stock-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units and dividend equivalent rights. There will be available for issuance under the 2023 plan, subject to adjustment under the plan provisions described below, 50,000,000 shares of Class C common stock, plus (i) the number of shares of Class C common stock that remain available for future grants under the prior plan as of the effective date of the 2023 plan and (ii) the number of shares subject to stock awards outstanding under the prior plan as of the effective date that subsequently expire or terminate prior to exercise or settlement.

The Board believes that approval of the 2023 plan is in the best interests of Dell Technologies and its stockholders. Approval of this proposal will enable us to continue to make stock-based awards necessary to recruit, retain and motivate employees critical to our success and to reinforce the alignment of our compensation programs with the interests of our stockholders.

Our executive officers and directors have an interest in this proposal as they would be eligible to receive awards under the 2023 plan representing a right to acquire shares of Class C common stock authorized under the plan. See “Plan Benefits” below for additional information.

Stockholders are encouraged to read this entire proposal and the complete 2023 plan document, which is attached as Appendix B to this proxy statement in the form in which it would be effective upon approval of the plan by stockholders.

The Board of Directors unanimously recommends a vote “FOR” approval of the Dell Technologies Inc. 2023 Stock Incentive Plan.

How the 2023 Plan is Designed to Protect Stockholder Interests

The Board has designed the 2023 plan to include provisions that it believes will reinforce the alignment between equity-based compensation arrangements and the interests of the Company’s stockholders. Those provisions include the following:

•	No “evergreen” provisions: The 2023 plan does not have “evergreen” share replenishment features.

•

No “reload” stock options: The 2023 plan does not contain any provision providing that the exercise of a stock option can automatically trigger the grant of a new stock option with respect to the number of shares used to pay for the exercise of the initial stock option.

•

No repricing of stock options or stock appreciation rights: Without stockholder approval, the 2023 plan’s administrator may not “reprice” any stock option or stock appreciation right by reducing the exercise price of the option or stock appreciation right or by exchanging the option or stock appreciation right for cash or a new award with a lower (or no) exercise price.

•

No discounting: Stock options and stock appreciation rights granted under the 2023 plan must have an exercise price not lower than the fair market value of the underlying shares of Class C common stock on the grant date (with an exception for substituted awards).

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

•

Minimum vesting: Awards under the 2023 plan generally will be subject to a one-year vesting requirement, except with respect to awards representing in the aggregate a maximum of 5% of shares issuable as new awards under the plan.

•	Maximum term for stock options and stock appreciation rights: The maximum term of stock options and stock appreciation rights under the 2023 plan will be ten years.

•

Vesting in dividends and dividend equivalent rights: Dividends and dividend equivalent rights credited with respect to awards under the 2023 plan will be subject to the same vesting conditions as those awards.

•

Cancellation of awards: The administrator of the 2023 plan will have authority to cancel outstanding awards if the participant is terminated for “Cause” as defined in the applicable award agreement or, in the absence of such a provision in the award agreement, for “Cause” as defined in the 2023 plan.

•

Recoupment: Stock awards under the 2023 plan will be subject to mandatory clawback, recoupment or forfeiture to the extent necessary to comply with any policy adopted by the Board or the plan’s administrator or with applicable law.

Share Authorization and Dilution

The following table provides information, as of April 26, 2023, about awards outstanding under all of our equity compensation plans:

Number of Stock Options Outstanding	1,916,868

Weighted Average Exercise Price	$10.71

Weighted Average Remaining Term (in years)	2.4

Number of Full-Value Awards Outstanding (restricted stock units and performance shares)	45,216,742

Number of Shares Remaining Available for Future Grant	7,108,433

Class C Common Stock Outstanding (as of April 26, 2023)	256,038,351

For additional information about awards under the prior plan, see “Equity Compensation Plan Information” below.

As of April 26, 2023, Dell Technologies had outstanding a total of 729,869,101 shares of all outstanding series of common stock, including the 256,038,351 outstanding shares of Class C common stock shown in the table above.

Summary of Material Plan Provisions

The following summary of the material provisions of the 2023 plan is qualified in its entirety by reference to the complete text of the plan in the form in which it would be effective upon the approval of this proposal. The text of the 2023 plan is attached as Appendix B to this proxy statement and incorporated by reference into this proposal. The following summary is qualified in all respects by reference to the text of the 2023 plan, which stockholders are encouraged to read in its entirety.

Effective Date and Term. The plan will become effective on the date it is approved by stockholders. No awards may be made under the 2023 plan after the tenth anniversary of the effective date unless the plan is terminated earlier by the Board or in connection with a change in control of Dell Technologies. No stock awards may be granted under the plan after such tenth anniversary or earlier termination date, but previously granted stock awards may remain outstanding after that date.

Amendment, Alteration or Termination. The Board may amend, alter or discontinue the plan. The Board generally may not take such an action without the approval of the stockholders of Dell Technologies if such an action (except in certain circumstances specified in the plan) would increase the total number of shares reserved for the purposes of the plan, materially modify the requirements for participation in the plan, rescind the repricing limitation on awards of options and stock appreciation rights, or otherwise require stockholder approval under applicable law (including NYSE rules). Further, the Board may not amend, alter or discontinue the plan without the consent of a participant if such an action would diminish the rights of the participant under any outstanding stock award.

Purpose and Types of Awards. The purpose of the plan is to aid Dell Technologies and its affiliates in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate these persons to exert their best efforts on

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

behalf of Dell Technologies and its affiliates by providing incentives through granting stock-based awards, which we refer to as stock awards, with respect to shares of our Class C common stock, which we refer to as shares, and cash-denominated awards. We refer to stock-based awards and cash-denominated awards collectively as awards.

The plan provides for the grant of any of the following types of stock awards (or any combination of such stock awards):

•	options to purchase shares, which may be incentive or nonqualified options;

•	stock appreciation rights; and

•	other stock-based awards, which are awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, shares of Class C common stock.

Other stock-based awards Dell Technologies may grant include restricted stock (which we refer to as restricted shares), restricted stock units, deferred stock units and dividend equivalent rights. Awards of options, restricted shares or restricted stock units may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals.

Awards will be evidenced by award agreements adopted under the plan.

Administration. The plan will be administered by the Nominating and Governance Committee or any other Board committee appointed by the Board as administrator, which we refer to as the Committee.

The Committee will have authority to delegate its powers and duties under the plan in whole or in part to any subcommittee and the authority to grant awards under the plan to any employee or group of employees of Dell Technologies or an affiliate, so long as the delegation to such employee or group of employees and the grant of awards under the delegation are consistent with applicable law and guidelines established by the Board from time to time. The Committee may not delegate to any employee or group of employees its authority under the plan to:

•	make awards to directors of Dell Technologies;

•	make awards to employees who are officers of Dell Technologies or who are delegated authority to make awards under the plan; or

•	interpret the plan, any award or any award agreement.

Subject to the terms of the plan and each award agreement, the Committee will be authorized to interpret the plan, to establish, amend and rescind any rules and regulations relating to the plan, and to make any other determinations that it deems necessary or desirable for the administration of the plan.

Any decision of the Committee in the interpretation and administration of the plan generally will lie within its sole and absolute discretion and will be final, conclusive and binding on all parties concerned (including persons who receive or otherwise hold awards, referred to as participants, and their beneficiaries or successors). The Committee will have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the plan and to waive any such terms and conditions at any time (including by accelerating or waiving any vesting conditions, such as any minimum vesting condition imposed by the plan).

The Board will be authorized at all times to act as the Committee.

Eligibility. Awards may be granted under the 2023 plan to individuals who are employees, consultants, non-employee directors or other service providers of Dell Technologies or any of its affiliates. As of April 26, 2023, approximately 127,000 individuals were eligible to participate in the plan, consisting of the following: nine executive officers (including our employee director); seven non-employee directors; and the balance, approximately 126,984 employees of Dell Technologies and its subsidiaries.

Share Authorization and Usage. Subject to adjustments for changes in our capitalization as described below, the aggregate number of shares of Class C common stock that will be issuable pursuant to all stock awards granted on or after the effective date of the 2023 plan may not exceed the sum of:

•	50,000,000 shares of Class C common stock, plus

•	the number of shares of Class C common stock that remain available for future grants under the prior plan as of the effective date of the 2023 plan, plus

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•

the number of shares of Class C common stock subject to awards outstanding under the prior plan as of the effective date of the 2023 plan that subsequently expire or terminate prior to exercise or settlement.

As of April 26, 2023, 7,108,433 shares of Class C common stock were available for future grants under the prior plan and 47,020,040 shares of Class C common stock were subject to outstanding awards under the prior plan.

The issuance of shares or the payment of cash upon the exercise of a stock award or in consideration of the cancellation or termination of a stock award will reduce the total number of shares available under the plan. Shares that are subject to stock awards which terminate or lapse without the payment of consideration may be granted again under the plan, unless prohibited by applicable law.

In the Committee’s discretion, stock awards may be made under the plan in assumption of, or in substitution for, outstanding awards previously granted by any entity acquired by Dell Technologies or with which Dell Technologies combines. The number of shares available under the plan will be increased by the corresponding number of outstanding awards assumed and, in the case of a substitution, by the net increase in the number of shares of Class C common stock underlying such substituted awards before and after the substitution.

The shares to be issued under the plan may be authorized and unissued shares of Class C common stock, treasury shares, shares purchased on the open market or by private purchase, or a combination of the foregoing.

Fair Market Value Determination. The fair market value of a share of Class C common stock, as of any date of determination, will be determined as follows:

•

if there is a public market for the Class C common stock on that date, the closing price of such share as reported on that date on the composite tape of the NYSE (or any other principal national securities exchange on which the Class C common stock is listed or admitted to trading);

•

if such share is not listed or admitted on any national securities exchange, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any established U.S. interdealer quotation system on which such prices are regularly quoted, referred to as a quotation system; or

•

if no sale of such share shall have been reported on the composite tape of the NYSE or other principal national securities exchange or quoted on a quotation system on such date, the closing price of such share or the arithmetic mean of the per share closing bid price and per share closing asked price, as applicable, on the immediately preceding date on which sales of such share have been so reported or quoted.

If there is no public market for a share of Class C common stock on such date, fair market value will be the price determined in good faith by the Board or a Board committee.

Minimum Vesting. Any stock award granted under the 2023 plan generally may vest no earlier than the first anniversary of the grant date of the stock award. This limitation will not apply to awards made in assumption of, or in substitution for, outstanding awards granted by any entity acquired by Dell Technologies or with which Dell Technologies combines, to shares delivered in lieu of fully vested cash obligations, or to dividend equivalent rights. In addition, the Committee may grant without restriction under this limitation awards for up to a maximum of 5% of the shares authorized for awards under the plan. This limitation will not restrict the Committee’s discretion to provide for accelerated exercisability or vesting of any stock award as authorized in the plan.

Options. The 2023 plan permits the grant of incentive stock options under Section 422 of the Code, or ISOs, and options that do not qualify as incentive stock options, which we refer to as nonqualified stock options. The maximum number of shares for which ISOs may be granted under the plan is 50,000,000 shares. ISOs may be granted only to our employees and employees of certain of our corporate subsidiaries. In addition, no ISO may be granted to any participant who at the time of such grant owns more than 10% of the total combined voting power of all classes of stock of Dell Technologies or of any subsidiary, unless the exercise price for such ISO is at least 110% of the fair market value of a share on the date the ISO is granted and the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted (other than in the case of options granted in substitution of previously granted awards, as permitted under the plan).

The exercise price of each option will be determined by the Committee, except that the exercise price may not be less than 100% (or, for incentive stock options granted to any person who owns more than 10% of the total combined voting power of all classes of Dell Technologies voting stock, 110%) of the fair market value of a share of Class C common stock on the date on which the option is granted (other than in the case of options granted in substitution of previously granted awards, as permitted under the plan).

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Although the period during which an option may be exercised may vary from award to award, the longest period of time for which an option will remain exercisable is ten years after the date on which it is granted. The Committee determines the time or times at which each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments (referred to as vesting), and the exercisability of options may be accelerated by the Committee.

In its discretion, the Committee may elect at any time to pay cash or part cash and part shares in lieu of issuing only shares in respect of the exercise of an option. If a cash payment is made in lieu of issuing any shares in respect of the option exercise, the amount of such payment will be equal to the product of (i) the number of shares for which a cash payment is being made multiplied by (ii) the excess of (a) the fair market value per share of Class C common stock as of the date of exercise over (b) the exercise price.

The exercise price for any option generally is payable as follows:

•	in cash or cash equivalents; or

•	if the applicable award agreement so provides:

¡

in shares having a fair market value equal to the aggregate exercise price for the shares being purchased, so long as the participant has held such shares for no less than six months (or other period of time established by the Committee);

¡	partly in cash and partly in shares;

¡

if the shares for which the option is exercised are registered under the Exchange Act and traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to sell shares obtained by the exercise and to deliver promptly to Dell Technologies an amount of the proceeds of such sale equal to the aggregate exercise price;

¡	by delivering a full-recourse promissory note; or

¡	through net settlement in shares, subject to applicable limitations set forth in the award agreement.

A participant who receives options will have no rights of a stockholder as to the shares of Class C common stock on which the option is based until the Company has issued the shares pursuant to the exercise of such option.

Awards of options will be nontransferable, except for transfers by will or the laws of descent and distribution, or, if permitted by the plan’s administrator, in the case of a participant’s death, by the beneficiary designee, unless expressly permitted by the Committee in an award agreement or otherwise in writing.

Stock Appreciation Rights. The 2023 plan permits the grant of stock appreciation rights. A stock appreciation right represents the participant’s right to receive a compensation amount, based on the value of the appreciation in the Class C common stock from the date of grant to the date of exercise, if vesting criteria or other terms and conditions established by the Committee are met. The Committee may grant a stock appreciation right independent of an option or a stock appreciation right in connection with an option, or a portion thereof. A stock appreciation right granted in connection with an option may be granted at the time the related option is granted or at any time before the exercise or cancellation of the related option, will cover the same number of shares covered by such option (or such lesser number of shares as the Committee may determine), and generally will be subject to the same terms and conditions as such option.

The exercise price of each stock appreciation right is determined by the Committee, except that the exercise price may not be less than 100% of the fair market value of a share of Class C common stock on the date on which the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards, as permitted under the plan), except that, in the case of a stock appreciation right granted in connection with an option, or a portion thereof, the exercise price may not be less than the exercise price of the related option. Each stock appreciation right granted independent of an option will entitle a participant upon exercise to an amount equal to (i) the excess of (a) the fair market value on the exercise date of one share over (b) the exercise price per share, multiplied by (ii) the number of shares covered by the stock appreciation right. Each stock appreciation right granted in connection with an option, or a portion thereof, will entitle a participant to surrender to Dell Technologies the unexercised option, or any portion thereof, and to receive in exchange therefor an amount equal to (i) the excess of (a) the fair market value on the exercise date of one share over (b) the option exercise price, multiplied by (ii) the number of shares covered by the option, or portion thereof, which is surrendered.

The term of a stock appreciation right may not exceed ten years after the date of grant. If the vesting criteria or other terms and conditions are met, Dell Technologies will settle stock appreciation rights in shares of Class C common stock or in cash, or partly in shares and partly in cash, with any such shares valued at fair market value.

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A participant who receives stock appreciation rights will have no rights of a stockholder as to the shares of Class C common stock on which the stock appreciation right is based until the Company has issued the shares pursuant to the exercise of such stock appreciation right.

Awards of stock appreciation rights will be nontransferable, except for transfers by will or the laws of descent and distribution, or, if permitted by the plan’s administrator, in the case of a participant’s death, by the beneficiary designee, unless expressly permitted by the Committee in an award agreement or otherwise in writing.

Restricted Shares. The 2023 plan permits the grant (or sale at the purchase price determined by the Committee) of restricted share awards. A restricted share award is an award of shares of Class C common stock that may be subject to restrictions on transferability and other restrictions as the Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments, or otherwise, as the Committee may determine, subject to the one-year minimum vesting provision under the plan. Unless otherwise provided in an award agreement, a participant who receives restricted shares will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares of Class C common stock, except that the plan requires any dividends to be withheld and accumulated contingent on vesting of the underlying shares. During the period, if any, in which restricted shares are nontransferable or forfeitable, a participant will be prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of such restricted shares.

Restricted Stock Units and Deferred Stock Units. The 2023 plan permits the grant of restricted stock units and deferred stock units. Restricted stock units represent the participant’s right to receive a compensation amount, based on the value of the shares of Class C common stock, if vesting criteria, including, without limitation, the one-year minimum vesting provision under the plan, and other terms and conditions established by the Committee, are met. Dell Technologies will settle restricted stock units in cash, shares of Class C common stock or a combination of the two. Deferred stock units are restricted stock units that provide for the settlement and delivery of cash, shares of Class C common stock, or a combination of the two after the date of vesting, consistent with the terms of Section 409A of the Internal Revenue Code, referred to as the Code.

A participant who receives restricted stock units or deferred stock units will have no rights of a stockholder as to the shares of Class C common stock on which the restricted stock unit or deferred stock unit is based, although the Committee may provide that a recipient of such a stock award will be entitled to receive dividend equivalent rights paid on an equivalent number of shares of Class C common stock. The plan provides that any such dividend equivalent rights will be deemed withheld and accumulated contingent on vesting of the underlying award. During the period, if any, in which restricted stock units or deferred stock units are nontransferable or forfeitable, a participant will be prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of such stock awards.

Unrestricted Stock and Other Equity-Based Awards. The 2023 plan permits the grant (or, for unrestricted stock, sale at the purchase price determined by the Committee) of unrestricted stock and other types of Class C common stock-based awards. An unrestricted stock award is an award of shares of Class C common stock free of any restrictions. The Committee may grant in the aggregate a number of shares of unrestricted stock (or similar awards) representing a maximum of 5% of shares issuable as new awards under the plan. Other equity-based awards are payable in cash, shares of Class C common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by the Committee. The terms and conditions that apply to other equity-based awards will be determined by the Committee, consistent with the terms of the plan.

Dividend Equivalent Rights. The 2023 plan permits the grant of dividend equivalent rights in connection with the grant of any equity-based award, other than options and stock appreciation rights. Dividend equivalent rights are rights to receive (or to receive credits for the future payment of) cash, shares of Class C common stock, other awards or other property equal in value to dividend payments or distributions paid or made with respect to a specified number of shares of Class C common stock. The plan provides that any dividend equivalent rights granted as part of an underlying award will be deemed withheld and accumulated contingent on vesting of the underlying award.

Performance Compensation Awards. The 2023 plan permits the Committee to grant stock awards and cash bonus awards that are designed to be performance compensation awards. Under performance compensation awards, the Committee sets performance goals which, depending on the extent to which they are met, will determine the number of shares of Class C common stock or the amount of a cash bonus earned by a participant. In granting performance compensation awards, the Committee will have the discretion to select the length and number of performance periods, subject to the one-year minimum vesting provision under the plan applicable to other stock-based awards, the type of performance compensation award, the performance criteria and performance formula used for the performance goals and the level or levels required to achieve the performance goals.

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Performance Criteria. The plan permits the Committee to establish performance goals from performance criteria, determined either on a GAAP or a non-GAAP basis, that may include, but are not limited to, the following performance criteria:

•	net earnings, net income (before or after taxes) or consolidated net income;

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or net revenue growth;

•	gross revenue or gross revenue growth, gross profit or gross profit growth;

•	net operating profit (before or after taxes);

•	return measures (including, without limitation, return on investment, assets, capital, employed capital, invested capital, equity or sales);

•	cash flow measures (including, without limitation, operating cash flow, free cash flow or cash flow return on capital), which may but are not required to be measured on a per share basis;

•	actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA);

•	gross or net operating margins;

•	productivity ratios;

•	share price (including, without limitation, growth measures and total stockholder return);

•	expense targets or cost reduction goals, general and administrative expense savings;

•	operating efficiency;

•	objective measures of customer/client satisfaction;

•	working capital targets;

•	measures of economic value added or other “value creation” metrics;

•	enterprise value;

•	sales;

•	stockholder return;

•	customer/client retention;

•	competitive market metrics;

•	employee retention;

•

objective measures of personal targets, goals or completion of projects (including, without limitation, succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets);

•	comparisons of continuing operations to other operations;

•	market share;

•	cost of capital, debt leverage year-end cash position or book value;

•	strategic objectives; or

•	any combination of the foregoing.

Any one or more of the performance criteria may be stated as a percentage of another performance criterion, or used on an absolute or relative basis to measure the performance of one or more of Dell Technologies and/or any of its affiliates, or any divisions or operational and/or business units, product lines, brands, business segments or administrative departments of Dell Technologies and/or any of its affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

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Modification of Performance Goals. The 2023 plan identifies some conditions that may warrant revision or alteration of performance goals after they are established by the Committee. Such conditions may include the following:

•	asset write-downs;

•	litigation or claims, judgments or settlements;

•	the effect of changes in tax laws, accounting principles or other laws or rules affecting reported results;

•	any reorganization or restructuring programs;

•	acquisitions or divestitures;

•	any other specific, unusual or nonrecurring events or objectively determinable category thereof;

•	foreign exchange gains and losses;

•	discontinued operations and nonrecurring charges; or

•	a change in our fiscal year.

The Committee will have the authority to provide for accelerated vesting of any performance compensation award based on the achievement of performance goals pursuant to the above performance criteria.

Adjustments for Certain Events. The Committee will be authorized to make such substitution or adjustment in the number of shares of Class C common stock reserved and available for issuance under the 2023 plan as it deems equitable to reflect certain changes in the shares of Class C common stock by reason of any stock dividend, stock split, reverse stock split, share combination, extraordinary cash dividend, reorganization, recapitalization, merger, consolidation, stock rights offering, spin-off, combination, transaction or exchange of such shares or other corporate exchange, or other similar transaction. In any such event, to prevent the enlargement or diminution of the benefits or potential benefits intended to be made available under the plan, the Committee will have the authority to make such substitution or adjustment in outstanding stock awards as it deems equitable, including with respect to:

•	the number or kind of shares or other securities issued or reserved for issuance pursuant to such stock awards;

•	the exercise price of options; and/or

•	any other affected term of such stock awards.

Change in Control. In the event of a change in control of Dell Technologies, the Committee may take any of the following actions:

•	accelerate, vest or cause the restrictions to lapse with respect to all or any portion of a stock award;

•

subject to any limitations or reductions as may be necessary to comply with applicable law, cancel such stock award for fair value (as determined by the Committee in its sole discretion in good faith) which, in the case of options, may, if so determined by the Committee, equal the excess of value, if any, of the consideration to be paid in the change in control transaction to holders of the same number and class of shares subject to such options (or, if no consideration is paid in any such transaction, the fair market value of the shares subject to such options) over the aggregate exercise price of such options (with any option having a per share exercise price equal to, or in excess of, such fair market value subject to cancellation or termination without any payment or consideration therefor);

•

subject to any limitations or reductions as may be necessary to comply with applicable law, provide for the issuance of substitute stock awards that will preserve the rights under, and the otherwise applicable terms of, any affected stock awards previously granted as determined by the Committee in its sole discretion in good faith; and/or

•

provide that for a period of at least 15 days prior to the change in control, options will be exercisable as to all shares subject thereto (whether or not vested) and that upon the occurrence of the change in control, such options will terminate.

For purposes of the 2023 plan, a change in control of Dell Technologies will mean the occurrence of any one or more of the following events:

•

the sale or disposition, in one or a series of related transactions, to any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than to the Sponsor Stockholders (as defined in the plan) or any of their respective affiliates or to any person or group in which any of the foregoing is a member, of all or substantially all of the consolidated assets of Dell Technologies;

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•

any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders or any of their respective affiliates or any person or group in which any of the foregoing is a member, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding shares of Dell Technologies common stock, other than as a result of any merger or consolidation that does not constitute a change in control pursuant to the event immediately set forth below;

•

any merger or consolidation of Dell Technologies with or into any other person, unless the holders of the Dell Technologies common stock immediately prior to such merger or consolidation beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) a majority of the outstanding shares of the common stock (or equivalent voting securities) of the surviving or successor entity (or the parent entity thereof); or

•

individuals who as of the beginning of any consecutive two-year period constitute the Board, referred to as the Incumbent Board, cease for any reason to constitute at least a majority of such Board; provided, that any individual who subsequently becomes a director of Dell Technologies and whose election, or nomination for election by Dell Technologies’ stockholders, was approved by the vote of at least a majority of the directors then constituting the Incumbent Board will be deemed a member of the Incumbent Board; and provided, further, that any individual who was initially elected as a director of Dell Technologies as a result of an actual or threatened solicitation by a person other than the Board for the purpose of opposing a solicitation by any other person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, will not be deemed a member of the Incumbent Board.

Clawback and Repayment. All awards under the 2023 plan will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time and (ii) applicable law (including NYSE rules). Further, to the extent that a participant receives any amount in excess of the amount that such participant otherwise should have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement), the participant will be required to repay any such excess amount to Dell Technologies.

Summary of Material U.S. Federal Income Tax Consequences

The following is a brief summary of material U.S. federal income tax consequences of the 2023 plan under current U.S. federal income tax law. This summary deals with the general tax principles applicable to the plan and is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change. This summary does not address foreign, state and local tax laws or employment, estate and gift tax considerations because they may vary depending on individual circumstances and from jurisdiction to jurisdiction.

Nonqualified Stock Options. There will be no immediate U.S. federal income tax consequences of receiving an award of nonqualified stock options under the plan. Upon exercise of the option, the difference between the exercise price and the fair market value of the shares subject to the option on the exercise date will constitute ordinary income taxable to the participant. Upon the participant’s disposition of shares acquired upon exercise, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Incentive Stock Options. There will be no immediate U.S. federal income tax consequences of receiving an award of incentive stock options under the plan. In addition, a participant generally will not recognize taxable income upon the exercise of an incentive stock option. However, unless a participant sells the shares acquired upon exercise in the calendar year of exercise, the participant’s alternative minimum taxable income will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the exercise date, exceeds the aggregate exercise price. Further, except in the case of the participant’s death or disability, if an option is exercised more than three months after the participant’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options.

If a participant sells the shares acquired upon exercise of an incentive stock option at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised, any excess of the sale price of the option shares over the exercise price will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition occurs before the completion of either of the two-year and one-year periods, the excess of the fair market value of the option shares on the disposition date over the exercise price will be taxable income to the

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option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes, and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. We will not be entitled to a business expense deduction with respect to an incentive stock option unless the participant engages in a disqualifying disposition, at which time we will be entitled to a deduction equal to the amount of the ordinary income taxable to the participant.

Stock Appreciation Rights. There will be no immediate U.S. federal income tax consequences of receiving an award of stock appreciation rights under the plan. Upon exercise of stock appreciation rights, the distribution of shares of Class C common stock or the cash payment in satisfaction of the stock appreciation rights will be taxable as ordinary income when the distribution or payment is actually or constructively received by the participant. The amount taxable as ordinary income is the aggregate fair market value of the shares of Class C common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.

Restricted Shares. Generally, a participant under the plan will not recognize any taxable income for U.S. federal income tax purposes in the year of the restricted share award if the shares of Class C common stock subject to the award are nontransferable and subject to a substantial risk of forfeiture. A participant, however, may elect under Section 83(b) of the Code to recognize ordinary income in the year of the award in an amount equal to the fair market value of the shares on the award date, determined without regard to the restrictions. If a participant does not make a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as ordinary income to the participant and will be taxable in the year in which the restrictions lapse. Dividends and distributions paid on restricted shares for which a participant has not made a Section 83(b) election are taxed as ordinary income subject to withholding taxes. After the restricted share award vests (or earlier upon a participant’s timely Section 83(b) election), dividends and distributions paid on the restricted shares will no longer be considered ordinary income.

Restricted Stock Units and Deferred Stock Units. There will be no immediate U.S. federal income tax consequences of receiving an award of restricted stock units or deferred stock units under the plan. A distribution of shares of Class C common stock or payment of cash in satisfaction of an award of restricted stock units or deferred stock units will be taxable as ordinary income when the distribution or payment is actually or constructively received by the participant. The amount taxable as ordinary income is the aggregate fair market value of the shares of Class C common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.

Unrestricted Stock. If a participant under the plan receives an award of unrestricted stock, the participant will be required to recognize ordinary income for U.S. federal income tax purposes in an amount equal to the fair market value of the shares on the award date, reduced by the amount, if any, paid for the shares. Upon the participant’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Dividend Equivalent Rights. There will be no immediate U.S. federal income tax consequences of receiving an award of dividend equivalent rights under the plan. A participant who receives dividend equivalent rights will recognize ordinary income on the date of payment in the amount distributed to the participant pursuant to the award.

Performance Compensation Awards. There will be no immediate U.S. federal income tax consequences of receiving a performance compensation award under the plan. A distribution of shares of Class C common stock or payment of cash in satisfaction of a performance compensation award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the participant. The amount taxable as ordinary income is the aggregate fair market value of the shares of Class C common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.

Business Expense Deductions. If Dell Technologies complies with applicable reporting requirements, it generally will be entitled to a business expense deduction in the same amount and generally at the same time as participants recognize ordinary income arising out of their awards, subject to the limitation on deductibility under Section 162(m) of the Code.

Section 280G of the Code. If payments which are contingent on a change in control of Dell Technologies are determined to exceed certain limitations set forth in Section 280G of the Code, those payments may be subject to a 20% excise tax, and Dell Technologies’ deduction with respect to the associated compensation expense may be disallowed in whole or in part.

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Compensation Committee Report

Plan Benefits

The number of shares of Class C common stock or other stock awards that will be awarded to 2023 plan participants other than independent directors under the plan in the future is not currently determinable. These awards are within the discretion of the Nominating and Governance Committee, which has not determined future awards or the plan participants who might receive them.

Under our current independent director compensation policy, each of our independent directors will receive annual equity awards with a value of $225,000 under the plan payable in the form of restricted stock units that settle in shares of Class C common stock unless such director makes a timely election to receive all or a portion of the restricted stock units as deferred stock units (subject to certain limitations), in which case the director will receive deferred stock units in lieu of such restricted stock units (in whole or in part). For additional information about the compensation of our independent directors, see “Proposal 1 — Election of Directors – Director Compensation.”

For information about the material terms of options awarded to our executive officers under the prior plan, see “Compensation of Executive Officers — Grants of Plan-Based Awards in Fiscal 2023” and “— Outstanding Equity Awards at End of Fiscal 2023.”

On April 26, 2023, the closing price per share of the Class C common stock as reported on the NYSE was $41.67.

Equity Compensation Plan Information

The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(3)

Equity compensation plans approved by security holders	51,996,669	$10.62	28,075,072

Equity compensation plans not approved by security holders	—	—	—

Total:	51,996,669	$10.62	28,075,072

(1)

The number of securities to be issued upon exercise of outstanding options, warrants and rights set forth in this column represents, as of the end of Fiscal 2023, with respect to equity compensation plans approved by security holders, the aggregate number of shares of Class C common stock that were issuable upon the exercise or settlement of outstanding options and time-based and performance-based restricted stock units, or RSUs, granted under the 2013 Stock Incentive Plan. The number of securities to be issued under equity compensation plans approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 2,046,622 options to purchase Class C common stock, 38,247,362 time-based RSUs that may be settled in Class C common stock, 11,621,689 performance-based RSUs that may be settled in Class C common stock and 80,996 time-based deferred stock units that may be settled in Class C common stock.

(2)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs or deferred stock units, as RSUs and deferred stock units have no exercise price.

(3)

The number of securities remaining available for future issuance reported in this column with respect to equity compensation plans approved by security holders represents the aggregate number of shares of Class C common stock that were available for issuance in connection with grants of options, time-based and performance-based restricted stock, service-based and performance-based RSUs and deferred stock units, and other types of equity awards authorized under the 2013 Stock Incentive Plan. The maximum number of shares of Class C common stock issuable under the 2013 Stock Incentive Plan (subject to adjustment under the plan) is 165,465,515, which may be issued in the form of any such awards.

Dell Technologies    /    2023 Proxy Statement    /    37

Compensation Committee Report

The Nominating and Governance Committee of the Board of Directors of Dell Technologies Inc., acting as the compensation committee of the Board of Directors for the fiscal year ended February 3, 2023, has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Nominating and Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Dell Technologies Inc.’s annual report on Form 10-K for the fiscal year ended February 3, 2023.

NOMINATING AND GOVERNANCE COMMITTEE

Michael S. Dell, Chair

David W. Dorman

Egon Durban

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Compensation Discussion and Analysis

CD&A Table of Contents

Introduction	39

Named Executive Officers	39

Highlights of Fiscal 2023 Performance	39

Executive Compensation Philosophy and Core Objectives	40

Executive Compensation Overview	40

Individual Compensation Components	41

Compensation Governance	47

Introduction

This Compensation Discussion and Analysis is intended to provide our stockholders with an understanding of Dell Technologies’ compensation philosophy, its core principles, and the compensation in effect for Fiscal 2023 for our named executive officers, also referred to as NEOs.

Dell Technologies’ compensation programs are designed to attract, reward, and retain high-quality talent and to provide appropriate incentives for achieving Dell Technologies’ financial goals and strategic objectives. Dell Technologies’ compensation programs are focused on both Company and individual performance to create a culture of meritocracy that rewards our named executive officers and other executive officers for their work in achieving performance objectives and aligns their interests with the interests of our stockholders. We emphasize performance-based variable pay programs to drive Company and individual performance and promote this alignment, and we incorporate time-based incentives to achieve targeted goals, such as attracting and retaining key talent.

Named Executive Officers

The named executive officers for Fiscal 2023 were:

Michael S. Dell Chairman and Chief Executive Officer	Thomas W. Sweet Chief Financial Officer	Jeffrey W. Clarke Co-Chief Operating Officer and Vice Chairman	Anthony Charles Whitten Co-Chief Operating Officer	William F. Scannell President, Global Sales and Customer Operations

Highlights of Fiscal 2023 Performance

During Fiscal 2023, Dell Technologies continued to execute against our strategy despite a challenging environment. We leveraged the depth and breadth of our portfolio, taking prudent measures to navigate the changing macroeconomic and industry conditions while continuing to meet our customers’ demands.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Our full-year financial results for Fiscal 2023 included the following highlights:

Operating Income $5.8B up 24% over the prior year	Non-GAAP Operating Income $8.6B up 11% over the prior year	Net Income from continuing operations $2.4B down 51% from the prior year

Non-GAAP Net Income $5.7B up 16% over the prior year	Revenue $102.3B up 1% over the prior year	Shareholder Return $3.8B through share repurchases and dividends

Non-GAAP operating income and non-GAAP net income are financial measures not calculated in accordance with GAAP. A reconciliation of such non-GAAP financial measures to the most comparable GAAP financial measures is set forth in Annex C to this proxy statement.

Executive Compensation Philosophy and Core Objectives

The Nominating and Governance Committee, referred to as the Committee, acts as the compensation committee of the Board and during Fiscal 2023 was composed of Mr. Dell, as Chair, David Dorman and Egon Durban.

Our core compensation objectives that reinforce our strong pay-for-performance philosophy include:

•	aligning the interests of our named executive officers and other executive officers with those of Dell Technologies’ stockholders by emphasizing long-term, performance-dependent compensation;

•	creating a culture of meritocracy by linking pay to individual and Company performance;

•	providing appropriate cash or equity incentives for achieving Dell Technologies’ financial goals and strategic objectives; and

•	providing compensation opportunities that are competitive with companies with which Dell Technologies competes for executive talent.

Executive Compensation Overview

Elements of Total Compensation Package – The primary components of Dell Technologies’ compensation program for named executive officers consist of base salary, annual incentive bonuses, equity incentives that are performance-based and time-based, and limited benefits and perquisites. Dell Technologies does not target a fixed mix of pay for executive officers, but compensation is intended to be heavily weighted toward at-risk pay. In determining appropriate pay levels, the Committee evaluates each executive officer individually, and may consider such factors, among others, as individual level of responsibility, market practices and internal equity considerations. The following shows the primary elements of compensation paid to the named executive officers, other than the CEO, in Fiscal 2023. Mr. Dell does not receive equity incentives, as the Board believes his interests are appropriately aligned with stockholders’ interests based on his ownership interest in the Company.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Compensation Consultants – The Committee did not engage any compensation consultant to advise on executive officer compensation matters for Fiscal 2023. The Committee has relied on the general knowledge and experience of its members, as well as peer group data, analysis and recommendations presented by management and developed in consultation with Mercer, the external compensation consultant engaged by management. For information about management’s use of a compensation consultant, see “Proposal 1 – Election of Directors – Corporate Governance – Nominating and Governance Committee – Use of Compensation Consultant.”

Process for Evaluating and Determining Executive Officer Compensation – Dell Technologies conducts a thorough evaluation of the performance of each named executive officer and each other executive officer annually based on a number of subjective and objective factors and then makes a determination regarding such officer’s compensation for the current year.

Dell Technologies measures each named executive officer’s performance against an annual performance plan, with key performance indicators tied to achieving a holistic set of strategic and operational goals. The annual performance plan includes the factors discussed below.

After input from management, including the Chief Executive Officer or the Co-Chief Operating Officers, and the human resources department, the Committee determines the individual cash compensation elements and associated amounts for each executive officer other than Mr. Dell. When making individual compensation decisions for an executive officer, the Committee considers a variety of factors, including:

•	the annual performance of Dell Technologies and the executive officer’s business unit, if applicable;

•

the executive officer’s performance, experience and ability to contribute to Dell Technologies’ long-term strategic goals, including modernizing our core offerings, pursuing key growth opportunities, and making contributions towards our social impact goals, such as progress toward cultivating inclusion, advancing sustainability, transforming lives, and upholding ethics and privacy, in furtherance of Dell Technologies’ 2030 ESG goals;

•	the executive officer’s historical compensation;

•	internal pay equity; and

•	retention considerations.

Mr. Dell’s compensation is subject to review and approval by the Board of Directors, rather than the Committee. Equity compensation for each named executive officer is subject to review and approval by the Board of Directors.

Compensation Risk Oversight – The Committee undertakes an annual review of the Company’s material compensation processes, policies and programs for all employees across the following categories: compensation mix; short-term and long-term incentive plan design; performance measures; performance trends; recoupment policies; ownership requirements and severance or change in control policies under the executive compensation program; and oversight. Based on its review, the Committee has determined that those processes, policies and programs do not encourage unnecessary or excessive risk-taking, manipulation of financial measures to impact personal financial rewards, or behavior that focuses on short-term results at the expense of long-term value creation.

Consideration of Annual Say-On-Pay Results – At our annual meeting of stockholders in 2022, the Fiscal 2022 compensation for our named executive officers as disclosed in our proxy statement for that annual meeting received approximately 98% support in our Say-on-Pay advisory vote. With this strong level of support in mind, the Committee continues to discuss our executive compensation program with stockholders and reviews the program for potential areas of enhancement.

Individual Compensation Components

Base Salary

We use base salary to attract and retain talented executive officers needed to manage the business. Base salaries for each named executive officer (other than Mr. Dell) are determined annually by the Committee. The base salaries of our executive officers vary based on each executive officer’s level of responsibility, performance, experience and historical compensation, as well as retention and internal equity considerations.

Mr. Dell’s base salary is established at an annual rate of $950,000 in accordance with his employment agreement. Under his agreement, Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. For additional information concerning Mr. Dell’s employment agreement, see “ – Compensation Governance – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement With Michael S. Dell.”

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Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

The table below summarizes the annual base salary rate of each named executive officer for Fiscal 2023. Base salaries were increased in Fiscal 2023 for all of our NEOs, except for Mr. Dell, whose salary remained at the minimum annual base salary rate specified by his employment agreement. The increases were recommended by management based on an evaluation of NEO base salaries in comparison to base salaries of similarly-situated executives at peer companies as presented by management’s external compensation consultant, and in recognition of each executive’s contributions to the business and the Company’s broader strategic objectives. As a result of payroll processes, the actual base salaries paid for the fiscal year may vary from those shown below.

Name	Fiscal 2023 Base Salary Rate ($)

Michael S. Dell	950,000

Thomas W. Sweet	850,000

Jeffrey W. Clarke	983,512

Anthony Charles Whitten	940,500

William F. Scannell	850,000

Annual Cash Bonus

In Fiscal 2023, all of Dell Technologies’ executive officers participated in the Incentive Bonus Plan, or IBP.

The IBP is designed to align executive officer pay with Dell Technologies’ short-term financial and strategic results, while also serving to attract, retain and motivate executive officers. For each element described below, determinations are made by the Committee for the named executive officers other than Mr. Dell. For Mr. Dell, determinations are made by the Board of Directors.

IBP Formula

Eligible Earnings	×	Target Annual Incentive Opportunity	×	Corporate Performance Modifier	×	Individual Performance Modifier	=	IBP Payout

IBP Target Incentive Opportunity

The Committee establishes a target incentive opportunity annually for each executive officer expressed as a percentage of eligible earnings for the fiscal year. Under his employment agreement, Mr. Dell is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. For Fiscal 2023, target annual incentives for our named executive officers remained unchanged from Fiscal 2022 and were as follows:

Name	Target Annual Incentive Opportunity as Percentage of Eligible Earnings(1)

Michael S. Dell	200%

Thomas W. Sweet	100%

Jeffrey W. Clarke	150%

Anthony Charles Whitten	150%

William F. Scannell	100%

(1)	Eligible earnings used to calculate annual bonuses are based on actual base salary received.

IBP Corporate Performance Modifier

The Committee establishes corporate performance measures and target goals annually. For Fiscal 2023, the designated corporate performance measures and target goals were designed to drive profitable growth and achieve strategic objectives. For Fiscal 2023, the Committee chose to retain the same two performance measures used in Fiscal 2022, consisting of non-GAAP net revenue and

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Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

non-GAAP operating income. These non-GAAP financial measures were selected for the incentive program as key elements of our long-term financial framework and are not the same as externally reported non-GAAP net revenue or non-GAAP operating income for Dell Technologies, as the IBP measure excludes the results of certain subsidiaries. The targets for the IBP were intended to be “stretch” goals that could not be easily achieved. The Committee retains discretion to adjust IBP measures and consider such other factors as it deems appropriate, including macroeconomic conditions and significant corporate transactions.

The Fiscal 2023 IBP goals were as follows:

Performance Measures	Weighting	Threshold	Plan (Target)	Above Plan(1)

Non-GAAP Net Revenue(2)	60%	$95.9B	$106.6B	$131.6B

Non-GAAP Operating Income(3)	40%	$7.8B	$8.7B	$10.7B

IBP modifier	—	68%	100%	175%

(1)	For Fiscal 2023, there was no cap on the IBP corporate performance modifier, which would increase on a linear basis for performance above target.

(2)

For purposes of the IBP, non-GAAP net revenue is calculated by adjusting Dell Technologies’ net revenue as computed on a GAAP basis to exclude the results of certain subsidiaries. For periods prior to Fiscal 2023, this was further adjusted to exclude the impact of purchase accounting. As a result of the adjustment to exclude the results of certain subsidiaries, non-GAAP net revenue for this purpose is not the same as externally reported non-GAAP net revenue for Dell Technologies.

(3)

For purposes of the IBP, non-GAAP operating income generally is calculated by adjusting Dell Technologies’ operating income as computed on a GAAP basis to exclude the results of certain subsidiaries, the impact of purchase accounting, amortization of intangibles, transaction-related expenses, stock-based compensation expense and other corporate expenses. As a result of the adjustment to exclude the results of certain subsidiaries, non-GAAP operating income for this purpose is not the same as externally reported non-GAAP operating income for Dell Technologies.

For Fiscal 2023, Dell Technologies underperformed relative to the IBP target non-GAAP net revenue goal, but exceeded the target non-GAAP operating income goal. For Fiscal 2023, after excluding the results of certain subsidiaries in calculating the IBP corporate performance modifier, Dell Technologies achieved non-GAAP net revenue of $101.6 billion and non-GAAP operating income of $8.7 billion. Our Fiscal 2023 performance resulted in a final corporate performance modifier of 91% of target.

IBP Individual Performance Modifier

In view of the named executive officers’ potential to influence corporate performance, the Committee (or the Board of Directors with respect to Mr. Dell) takes into account personal performance in determining executive officers’ bonus amounts, assigning each executive officer an individual modifier from 0% to 150% following the end of each fiscal year.

In determining individual performance modifiers, the Committee considered such factors as achievement of financial targets for the business, cost management, strategic and transformational objectives relating to the executive officer’s business unit or function, and ethics and compliance. The Committee also considered factors based on environmental, social and governance, or ESG, efforts, including progress made in advancing sustainability and cultivating a diverse and inclusive workforce. As discussed above in “Process for Evaluating and Determining Executive Officer Compensation,” management’s recommendations to the Committee were based on progress towards these objectives, as set forth in each executive officer’s annual performance plan. The Committee does not place specific weightings on any such objective, but assigns each individual executive officer an individual performance modifier based on a holistic and subjective assessment of the officer’s performance.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

IBP Payouts for Fiscal 2023

Following the end of Fiscal 2023, the Board of Directors approved Mr. Dell’s bonus amount and the Committee approved the bonus amounts of the other named executive officers. The corporate and individual performance modifiers for the named executive officers are shown below along with the corresponding bonus payment amounts:

Name	Target IBP ($)	Corporate Modifier (%)	Individual Modifier (%)	Bonus Payment ($)

Michael S. Dell	1,973,076	91	100	1,795,500

Thomas W. Sweet	873,077	91	120	953,400

Jeffrey W. Clarke	1,519,792	91	130	1,797,914

Anthony Charles Whitten	1,453,327	91	120	1,587,033

William F. Scannell	873,077	91	125	993,125

Equity Incentives

Overview

For our non-CEO NEOs, equity incentive opportunities are the most significant component of executive officer total target compensation. The provision of equity incentive opportunities is consistent with our compensation philosophy and reflects our core compensation objectives by aligning compensation with stockholders’ interests, creating a culture of meritocracy, and enhancing our ability to attract and retain executive talent. The vesting provisions of our time-based and performance-based RSUs granted to our non-CEO NEOs encourage retention and align the interests of our NEOs with those of our stockholders.

As a result of Mr. Dell’s substantial stock ownership, the Board believes that Mr. Dell is appropriately incentivized and that his interests are appropriately aligned with stockholders’ interests. Mr. Dell did not receive any stock-based compensation from the Company for Fiscal 2023.

In Fiscal 2023, all of our non-CEO NEOs received time-based RSUs as equity incentive opportunities. All of our non-CEO NEOs other than Mr. Sweet also received performance-based RSUs in Fiscal 2023. Information on Fiscal 2023 equity awards can be found in the Grants of Plan-Based Awards in Fiscal 2023 table under “Compensation of Executive Officers.”

Performance-based RSUs are subject to cliff vesting three years after the grant date, based on achievement measured against a combination of (1) annual financial performance measures, which are defined each year during the three-year period (collectively weighted 50%), and (2) relative total shareholder return, or rTSR, which we define as the cumulative total shareholder return measured against a peer group of companies belonging to the Standard & Poor’s 500 Information Technology Index over a three-year performance period (also weighted 50%). We believe our use of companies in this index to calculate rTSR promotes transparency and consistency, and allows for accurate measurement of the Company’s performance against a broad industry standard, as one of the leading companies in the technology sector. Time-based RSUs granted to non-CEO NEOs other than Mr. Sweet vest ratably over a three-year period. Time-based RSUs granted to Mr. Sweet vested 100% on the one-year anniversary of the grant date.

Performance-based RSUs have a maximum vesting opportunity of up to 200% of the target number of shares. There is no guaranteed level of performance, so if performance is below threshold across each of the performance measures, the entire amount of performance-based RSUs could be forfeited. We believe our use of three one-year performance periods for financial performance measures in combination with one three-year rTSR measure effectively aligns the compensation of our named executive officers with the Company’s short-term and long-term financial goals and adjusts for potentially volatile factors outside of the Company’s control.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Fiscal 2023 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results	Percentage of Target Financial Funding

Non-GAAP Net Revenue	30%	101.9	107.3	118.0	102.3	75%(2)
Non-GAAP Operating Income	20%	7.7	8.5	9.8	8.6

Funding Percentage		50%	100%	200%

(1)	Financial performance goals for Fiscal 2023 were approved by the Committee in March 2022.

(2)

Modifier is applicable to one-sixth of the Fiscal 2023 awards, reflecting a 50% weighting of annual financial performance measures for year one of the three one-year performance periods. A corresponding number of RSUs will be eligible to vest on March 15, 2025, subject to continued service.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. Performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target

Maximum	≥85th percentile	200%

Target	50th percentile	100%

Threshold	25th percentile	50%

Fiscal 2022 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results	Percentage of Target Financial Funding

Year 1 (Fiscal 2022)

Non-GAAP Net Revenue	30%	91.0	95.8	105.3	107.0	200%(2)
Non-GAAP Operating Income	20%	8.0	8.9	10.2	10.6

Year 2 (Fiscal 2023)

Non-GAAP Net Revenue	30%	101.9	107.3	118.0	102.3	75%(2)
Non-GAAP Operating Income	20%	7.7	8.5	9.8	8.6

Funding Percentage		50%	100%	200%

(1)

Financial performance goals for Fiscal 2023 were approved by the Committee in March 2022. Financial performance results for Fiscal 2022 are not the same as externally reported results as they are not presented on a continuing operations basis.

(2)

Each modifier is applicable to one-sixth of the Fiscal 2022 awards, reflecting a 50% weighting of annual financial performance measures for years one and two of the three one-year performance periods. A corresponding number of performance-based RSUs will be eligible to vest on March 15, 2024, subject to continued service.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. Performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target

Maximum	≥85th percentile	200%

Target	50th percentile	100%

Threshold	25th percentile	50%

Fiscal 2021 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results	Percentage of Target Financial Funding

Year 1 (Fiscal 2021)

Non-GAAP Net Revenue	25%	89.3	94.0	103.4	94.4	168%(2)
Non-GAAP Operating Income	25%	8.4	9.3	10.7	10.8

Year 2 (Fiscal 2022)

Non-GAAP Net Revenue	30%	91.0	95.8	105.3	107.0	200%(2)
Non-GAAP Operating Income	20%	8.0	8.9	10.2	10.6

Year 3 (Fiscal 2023)

Non-GAAP Net Revenue	30%	101.9	107.3	118.0	102.3	75%(2)
Non-GAAP Operating Income	20%	7.7	8.5	9.8	8.6

Funding Percentage		50%	100%	200%

(1)

Financial performance goals for Fiscal 2023 were approved by the Committee in March 2022. Financial performance results for Fiscal 2022 and Fiscal 2021 are not the same as externally reported results as they are not presented on a continuing operations basis.

(2)

Each modifier is applicable to one-sixth of the Fiscal 2021 awards, reflecting a 50% weighting of annual financial performance measures for years one, two, and three of the three one-year performance periods. A corresponding number of performance-based RSUs vested on March 15, 2023.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. Performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target

Maximum	≥85th percentile	200%

Target	50th percentile	100%

Threshold	25th percentile	50%

rTSR Goal Attainment

	80.65 percentile	188%

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Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Other Compensation Components

Benefits and Perquisites

Dell Technologies provides limited benefits and perquisites to its executive officers. While such benefits and perquisites are not a significant part of executive officer compensation on a dollar value basis, the Committee (or, with respect to Mr. Dell, the Board of Directors) believes that these elements of compensation are important to delivering a competitive package to attract and retain qualified executive officers. Benefits and perquisites include those described below.

•

Annual Physical – Dell Technologies pays for a comprehensive annual physical for each executive officer and the executive officer’s spouse or domestic partner and reimburses the executive officer’s related travel and lodging costs, each subject to an annual maximum payment of $5,000 per person.

•

Technical Support – Dell Technologies provides executive officers with computer technical support and, in some cases, certain home network equipment. The incremental cost to Dell Technologies of providing these services is limited to the cost of hardware provided and is not material.

•

Security – Dell Technologies provides executive officers with security services, including alarm installation and monitoring and, in some cases, certain home security upgrades in accordance with the recommendations of an independent security study. Mr. Dell reimburses the Company for costs related to personal security protection provided to Mr. Dell and his family.

•

Financial Counseling and Tax Preparation Services – Under the terms of his employment agreement, Mr. Dell is entitled to reimbursement for financial counseling services (including tax preparation) of up to $12,500 annually. Other executive officers are entitled to reimbursement of up to $15,000 annually for financial counseling services (including tax preparation).

•

Travel Expenses – Dell Technologies pays for reasonable travel expenses for the executive officer’s spouse or domestic partner to attend Dell Technologies-sponsored events if the travel is at the Company’s request.

•

Other – The executive officers participate in Dell Technologies’ other benefit plans on the same terms as other employees. These plans include medical, dental and life insurance benefits, and the Dell Inc. 401(k) Plan. For additional information, see “Compensation of Executive Officers – Other Benefit Plans.”

For more information about Dell Technologies’ arrangements with Mr. Dell with respect to security, travel and certain other benefits, see “Transactions With Related Persons – Transactions With Michael S. Dell and Other Related Persons.”

Compensation Governance

Stock Ownership Guidelines

The Board of Directors has not adopted stock ownership requirements for our directors or executive officers. The Board of Directors and the Committee believe that at this time the design of Dell Technologies’ equity compensation strategy for executive officers links the interests of executive officers closely with those of other Dell Technologies stockholders. Additionally, the Board believes Mr. Dell’s ownership in the Company already reflects his full alignment with the long-term performance of Dell Technologies.

Policy on Hedging Transactions and Pledging of Securities

Dell Technologies maintains a securities trading policy that applies to our directors and employees, including executive officers and other officers, and prohibits certain activities relating to specified securities, as described below. The policy also generally applies to family members who reside with any director or employee, any other person who lives in the director’s or employee’s household, and any other family members whose transactions in securities are directed by, or subject to the influence or control of, the director or employee, as well as entities, such as a corporation, partnership or trust, controlled by the director or employee.

The activities prohibited by the policy include (1) hedging and monetization transactions that would permit any such person to continue to own the securities without the full risks and rewards of ownership, (2) transactions in put options, call options or other derivative securities on an exchange or in any other organized market and (3) the holding of the securities in a margin account or other pledging of the securities as collateral for a loan. The policy prohibits hedging and monetization transactions without regard to the means by which they are accomplished, whether through the use of financial instruments such as prepaid variable forwards, equity swaps, collars or exchange funds or otherwise, including short sales, option positions and pledges arising from certain types of hedging transactions.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

The foregoing provisions of the securities trading policy apply to transactions in all securities, including equity securities, issued by Dell Technologies or SecureWorks Corp., the Company’s public majority-owned subsidiary, that are held by any person covered by the policy. Equity securities subject to the policy include awards granted under equity compensation plans, as well as derivative securities that are not issued by the foregoing entities, such as exchange-traded put or call options or swaps relating to those entities’ securities.

The administrator of the policy has the discretion, on a case-by-case basis and in appropriate circumstances, to waive or modify the restrictions and prohibitions on the hedging and other transactions described above.

Recoupment of Compensation

Recoupment Policies

If Dell Technologies restates its reported financial results, the Board of Directors will review the bonus and other cash or equity awards made to the executive officers, including the named executive officers, based on financial results during the period subject to the restatement and, to the extent practicable under applicable law, Dell Technologies will seek to recover or cancel any of these awards that were awarded as a result of achieving performance targets that would not have been met under the restated financial results.

Pursuant to a new rule adopted by the SEC in October 2022, we will update our recoupment policies as necessary to comply with the requirements of the new mandatory recoupment rule issued by the NYSE when it is finalized.

Recoupment Provisions for Anthony Charles Whitten Sign-on Bonus

In connection with the commencement of his employment in August 2021, Mr. Whitten was granted a cash sign-on bonus of $5 million. In accordance with the terms of his sign-on bonus, if Mr. Whitten’s employment with Dell Technologies ends within the first 24 months after his hire date because he resigns without “good reason” or because he is terminated with “cause” (in each case as these terms are described below), Mr. Whitten will repay a prorated portion of the $5 million calculated based on the number of months during such 24-month period for which he was no longer employed.

Employment Agreements; Severance and Change-in-Control Arrangements

Employment Agreement With Michael S. Dell

Mr. Dell’s employment is subject to an employment agreement with Dell Technologies and its wholly-owned subsidiary Dell Inc. pursuant to which Mr. Dell serves as Chief Executive Officer and as Chairman of the Board of Directors of Dell Technologies. Under the employment agreement, Mr. Dell may resign for any or no reason or the Board of Directors may terminate him at any time for “cause” (as defined below). In addition, following a change in control of Dell Technologies (as defined below) or a qualified initial public offering (as defined in the agreement), the Board of Directors may terminate Mr. Dell for any or no reason.

Under the employment agreement, Mr. Dell is entitled to an annual base salary of $950,000 and is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. Further, as discussed under “ –Individual Compensation Components – Other Compensation Components – Benefits and Perquisites,” Dell Technologies reimburses Mr. Dell for financial counseling and tax preparation up to $12,500 per year, an annual physical (for himself and his spouse) up to $5,000 per person and all travel and business expenses reasonably incurred by Mr. Dell. Dell Technologies also provides Mr. Dell and his family with business-related security protection.

Mr. Dell is subject to a covenant of indefinite duration not to disclose confidential information and an obligation to assign to Dell Technologies and Dell Inc. any intellectual property created by Mr. Dell during his employment.

Under the employment agreement, “cause” is generally defined as any of the following events:

•	the conviction of Mr. Dell for a felony resulting in his incarceration; or

•

the legal incapacity of Mr. Dell to serve as (1) a director of Dell Technologies or certain subsidiaries of Dell Technologies or (2) the chief executive officer of Dell Technologies or certain subsidiaries of Dell Technologies.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Under the employment agreement, a “change in control” is generally defined as any of the following events:

•	a sale or disposition of all or substantially all of the assets of Dell Technologies and its subsidiaries, taken as a whole, to any person, entity or group;

•

any person, entity or group (other than Mr. Dell, the SLP stockholders or certain related parties) becomes the beneficial owner of capital stock representing 50% or more of the total voting power of Dell Technologies’ outstanding capital stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the following change-in-control event; or

•

any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own capital stock representing a majority of the total voting power of the resulting entity in substantially the same proportions as their ownership in Dell Technologies immediately before such a transaction.

Severance and Change-in-Control Arrangements With Other Named Executive Officers

Each of the other named executive officers, consisting of Messrs. Sweet, Clarke, Whitten and Scannell, has entered into a Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement with Dell Technologies pursuant to which, if the executive’s employment is terminated without “cause,” or if the executive resigns for “good reason” (each as defined below), the executive will receive a severance payment equal to 300% of the executive’s then-current annual base salary. Two-thirds of this severance amount will be payable following termination of employment and the remainder will be payable on the one-year anniversary of such termination. Each of the severance agreements obligates the executive to comply with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and also provides that each executive may not use or disclose certain confidential information of Dell Technologies as set forth in the agreement at any time during or after the executive’s employment. Mr. Whitten is entitled to receive the severance amounts described above, subject to the foregoing terms and conditions, upon a termination of employment without “cause” or for “good reason,” as such terms are defined below, on or after the final vesting event in 2026 of his new hire equity grant.

Unvested equity awards will be forfeited upon termination of employment, except in the case of termination due to death or disability. The awards provide no exception to this treatment in the case of a termination of employment following a change in control of Dell Technologies. In the case of termination due to death or disability, the outstanding, unvested portion of such named executive officer’s time-based vesting awards and the portion of such named executive officer’s performance-based awards for which performance has been determined will vest and the portion of such named executive officer’s performance-based awards for which performance has not been determined will vest at the target level.

In connection with Mr. Whitten’s commencement of employment with the Company in August 2021, the Company awarded Mr. Whitten a $45 million new hire equity award in the form of time-based RSUs with five-year ratable vesting. The unvested portion of Mr. Whitten’s new hire equity award will be forfeited upon termination of employment, except in the case of termination due to death or disability, without “cause,” or for “good reason,” as such terms are defined below.

Dell Technologies believes the severance benefits help it to attract and retain key executives who may be presented with alternative employment opportunities that might appear to be more attractive absent these protections.

Under the severance agreements, “cause” generally is defined as any of the following events:

•	a violation of confidentiality obligations;

•	acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;

•	conduct that constitutes gross neglect, insubordination, willful misconduct or breach of Dell Technologies’ code of conduct or the executive’s fiduciary duty; or

•	a determination that the executive violated laws relating to the workplace environment.

Under the severance agreements, “good reason” generally is defined as any of the following events, if in each case not timely cured:

•	a material reduction in base salary;

•	a material adverse change in title or reduction in authority, duties or responsibilities; or

•	a change in the executive’s principal place of work of more than 25 miles.

Dell Technologies    /    2023 Proxy Statement    /    49

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

With respect to Mr. Whitten, “good reason” also includes the following additional events:

•	from his start date until August 15, 2024, no longer reporting to the Company’s Chief Executive Officer; or

•	from August 16, 2024 through his employment termination, no longer reporting to Mr. Dell.

Under the severance agreements, “change in control” has the meaning set forth in the 2013 Stock Incentive Plan, which generally defines the term to include any of the following events:

•

the sale or disposition, in one or a series of related transactions, to any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than to the Sponsor Stockholders (as defined in the 2013 Stock Incentive Plan) or any of their respective affiliates or to any person or group in which any of the foregoing is a member, of all or substantially all of the consolidated assets of Dell Technologies;

•

any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders or any of their respective affiliates or any person or group in which any of the foregoing is a member, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding shares of Dell Technologies common stock, other than as a result of any merger or consolidation that does not constitute a change in control pursuant to the event immediately set forth below;

•

any merger or consolidation of Dell Technologies with or into any other person, unless the holders of the Dell Technologies common stock immediately prior to such merger or consolidation beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) a majority of the outstanding shares of the common stock (or equivalent voting securities) of the surviving or successor entity (or the parent entity thereof); or

•

prior to an initial public offering of the Class C common stock that is registered under the Securities Act of 1933, the Sponsor Stockholders and their respective affiliates cease to have the ability to cause the election of that number of members of the Board who would collectively have the right to vote a majority of the aggregate number of votes represented by all of the members of the Board, and any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders and their respective affiliates or any person or group in which any of the foregoing is a member, beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) outstanding voting stock representing a greater percentage of voting power with respect to the general election of members of the Board than the shares of outstanding voting stock which the Sponsor Stockholders and their respective affiliates collectively beneficially own (within the meaning of Rule 13d-3 under the Exchange Act).

For more information about potential payments to Mr. Dell under his employment agreement and to our other named executive officers under their severance agreements, see “Compensation of Executive Officers – Potential Payments Upon Termination of Employment or Change in Control.”

Dell Technologies    /    2023 Proxy Statement    /    50

Compensation of Executive Officers

Fiscal 2023 Summary Compensation Table

The following table summarizes the total compensation paid or granted for the fiscal years indicated by Dell Technologies to the following persons, each of whom was serving as an executive officer of Dell Technologies as of February 3, 2023, which was the last day of Fiscal 2023:

•	Michael S. Dell, who served as our principal executive officer

•	Thomas W. Sweet, who served as our principal financial officer

•	Jeffrey W. Clarke, Anthony Charles Whitten and William F. Scannell, who are our three other most highly compensated executive officers

We refer to these executive officers as our named executive officers.

Name and principal position	Fiscal Year	Salary ($)		Bonus ($)		Stock awards ($)(1)		Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)

Michael S. Dell Chairman and Chief Executive Officer	2023	986,538	(4)	—		—		1,795,500	15,270	2,797,308
	2022	931,731	(5)	—		—		2,515,673	19,943	3,467,347
	2021	255,769	(6)	—		—		665,000	9,646	930,415

Thomas W. Sweet Chief Financial Officer	2023	873,077	(4)	—		4,298,891	(7)	953,400	54,585	6,179,953
	2022	790,385		—		8,393,267		1,387,125	41,530	10,612,307
	2021	750,000		—		5,241,221		1,267,500	44,472	7,303,193

Jeffrey W. Clarke Co-Chief Operating Officer and Vice Chairman	2023	1,013,195	(4)	—		14,345,465	(8)	1,797,914	42,332	17,198,906
	2022	929,622		—		13,837,995		2,447,230	45,706	17,260,553
	2021	881,160		—		12,637,502		1,489,160	49,847	15,057,669

Anthony Charles Whitten Co-Chief Operating Officer	2023	968,885	(4)	—		9,999,024	(9)	1,587,033	49,510	12,604,452
	2022	398,077	(10)	5,000,000	(11)	44,999,984	(12)	967,327	61,524	51,426,912

William F. Scannell President, Global Sales and Customer Operations	2023	873,077	(4)	—		8,616,552	(8)	993,125	65,182	10,547,936
	2022	790,385		545	(13)	8,393,267		1,387,125	40,428	10,611,750
	2021	750,000		—		10,241,206		1,072,500	39,720	12,103,426

(1)

Stock award values represent both performance-based and time-based RSUs, except with respect to Mr. Sweet, who received only time-based RSUs in Fiscal 2023. To estimate the fair value of performance-based RSUs containing a market condition, the Company uses the Monte Carlo valuation model. The assumptions used to calculate this type of fair value are incorporated herein by reference to Note 17 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended February 3, 2023, filed with the SEC on March 30, 2023. The fair value of all other stock awards is generally based on the closing price of the Class C common stock price as reported on the NYSE on the grant date or the trade date immediately preceding the grant date, if the grant date falls on a non-trading day. Dividend equivalent rights accrue on RSUs granted beginning in March 2022 and are factored into the grant date fair value. Dividend equivalent rights are paid when the underlying RSUs vest.

(2)	Amounts represent payments under the IBP.

(3)	See the “All Other Compensation Table” below for a detailed description of these amounts.

(4)	Amount shown reflects base salary paid in Fiscal 2023 based on one more pay period than in Fiscal 2022 or Fiscal 2021.

(5)

Mr. Dell’s annual base salary rate remained unchanged at $950,000. Due to the timing of the reinstatement of his salary after his voluntary relinquishment of a portion of his salary in Fiscal 2021, as described in note 6, Mr. Dell’s actual base salary for Fiscal 2022 was $931,731.

(6)	Amount reflects the reduction in Mr. Dell’s paid salary as a result of his voluntary agreement to forgo receipt of his base salary for a portion of Fiscal 2021 in light of the COVID-19 pandemic.

(7)

Stock awards represent a March 2022 grant of time-based RSUs and portions of performance-based RSUs granted in March 2021 and March 2020 based on Fiscal 2023 non-GAAP net revenue and non-GAAP operating income for Dell Technologies.

(8)

Stock awards represent March 2022 grants consisting of (a) time-based RSUs, (b) performance-based RSUs based on rTSR for the three-year period from Fiscal 2023 through Fiscal 2025, and (c) performance-based RSUs based on Fiscal 2023 non-GAAP net revenue and non-GAAP operating income for Dell Technologies. Stock awards also include portions of performance-based RSUs granted in March 2021 and March 2020 based on Fiscal 2023 non-GAAP net revenue and non-GAAP operating income for Dell Technologies.

Dell Technologies    /    2023 Proxy Statement    /    51

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

(9)

Stock awards represent March 2022 grants consisting of (a) time-based RSUs, (b) performance-based RSUs based on rTSR for the three-year period from Fiscal 2023 through Fiscal 2025, and (c) performance-based RSUs based on Fiscal 2023 non-GAAP net revenue and non-GAAP operating income for Dell Technologies.

(10)	Amount represents prorated salary from Mr. Whitten’s commencement of employment with the Company on August 16, 2021 through the end of Fiscal 2022.

(11)	Represents new hire cash sign-on bonus paid upon commencement of employment.

(12)	Stock award shown reflects new hire award consisting of time-based RSUs granted in August 2021.

(13)	Represents Inspire Service award points to celebrate 35 years of service with the Company.

All Other Compensation Table

The following table summarizes the information included in the All Other Compensation column for Fiscal 2023 in the Fiscal 2023 Summary Compensation Table.

Name	Air Travel(1) ($)	Retirement plans matching contribution ($)	Benefit plans ($)	Annual physical ($)	Security ($)	Imputed income(2) ($)	Other ($)		Total ($)

Michael S. Dell	—	7,500	7,770	—	—	—	—		15,270

Thomas W. Sweet	—	7,731	11,926	7,302	779	7,546	19,301	(3)	54,585

Jeffrey W. Clarke	—	7,663	8,232	—	1,642	220	24,575	(4)	42,332

Anthony Charles Whitten	—	9,764	2,710	—	7,094	4,942	25,000	(5)	49,510

William F. Scannell	3,400	7,731	11,926	4,982	1,000	10,533	25,610	(6)	65,182

(1)

Represents the value of personal use of Company-owned aircraft. Such use is valued based on the aggregate incremental cost to the Company determined on a per flight basis and includes the cost of fuel used, the hourly cost of aircraft maintenance, landing fees, trip-related hangar and parking costs, and crew-related costs. The incremental cost does not include “deadhead” flights (a return flight on which no passenger was on board). There were no associated deadhead flights for Fiscal 2023.

(2)

Represents the incremental cost of personal travel or travel by spouses and attendance by the executive officers and spouses at Dell Technologies-sponsored events, as applicable. For additional information, see “Compensation Discussion and Analysis – Individual Compensation Components – Other Compensation Components – Benefits and Perquisites.”

(3)

Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $3,671, fitness program reimbursements of $480 and earnings under the activity perquisites programs of $150.

(4)

Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $8,448, fitness program reimbursements of $500, earnings under the activity perquisites programs of $600 and earnings under the healthy rewards programs of $27.

(5)	Represents tax and financial planning expenses of $15,000 and contribution by Dell Technologies to match the executive officer’s charitable contribution of $10,000.

(6)

Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $10,000, fitness program reimbursements of $500 and earnings under the activity perquisites programs of $110.

Dell Technologies    /    2023 Proxy Statement    /    52

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Grants of Plan-Based Awards in Fiscal 2023

The following table sets forth certain information about grants of plan-based awards that Dell Technologies made to the named executive officers in Fiscal 2023. For more information about the plans under which these awards were granted, see “Compensation Discussion and Analysis – Individual Compensation Components – Annual Cash Bonus” and “ – Equity Incentives.”

				Estimated future payouts under non-equity incentive plan awards(3)			Estimated future payouts under equity incentive plan awards(4)			All other stock awards: Number of shares of stock or units (#)		Grant date fair value of stock and option awards ($)
Name	Type of award(1)	Grant date	Award date(2)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael S. Dell	IBP	—	—	—	1,973,076	—	—	—	—	—		—

Thomas W. Sweet	IBP	—	—	—	873,077	—	—	—	—	—		—

	PSU-FIN(5)	3/15/2022	3/15/2021	—	—	—	7,714	15,428	30,856	—		803,490

	PSU-FIN(5)	3/15/2022	3/15/2020	—	—	—	19,158	38,315	76,630	—		1,995,445

	RSU	3/15/2022	—	—	—	—	—	—	—	28,801	(6)	1,499,956

Jeffrey W. Clarke	IBP	—	—	—	1,519,792	—	—	—	—	—		—

	PSU-rTSR(7)	3/15/2022	3/15/2022	—	—	—	36,962	73,924	147,848	—		5,415,672

	PSU-FIN(5)	3/15/2022	3/15/2022	—	—	—	12,321	24,642	49,284	—		1,283,355

	PSU-FIN(5)	3/15/2022	3/15/2021	—	—	—	13,594	27,187	54,374	—		1,415,899

	PSU-FIN(5)	3/15/2022	3/15/2020	—	—	—	28,135	56,270	112,540	—		2,930,542

	RSU	3/15/2022	—	—	—	—	—	—	—	63,364	(8)	3,299,997

Anthony Charles Whitten	IBP	—	—	—	1,453,327	—	—	—	—	—		—
	PSU-rTSR(7)	3/15/2022	3/15/2022	—	—	—	36,962	73,924	147,848	—		5,415,672

	PSU-FIN(5)	3/15/2022	3/15/2022	—	—	—	12,321	24,642	49,284	—		1,283,355

	RSU	3/15/2022	—	—	—	—	—	—	—	63,364	(8)	3,299,997

William F. Scannell	IBP	—	—	—	873,077	—	—	—	—	—		—

	PSU-rTSR(7)	3/15/2022	3/15/2022	—	—	—	21,505	43,010	86,020	—		3,150,913

	PSU-FIN(5)	3/15/2022	3/15/2022	—	—	—	7,169	14,337	28,674	—		746,671

	PSU-FIN(5)	3/15/2022	3/15/2021	—	—	—	7,714	15,428	30,856	—		803,490

	PSU-FIN(5)	3/15/2022	3/15/2020	—	—	—	19,158	38,315	76,630	—		1,995,445

	RSU	3/15/2022	—	—	—	—	—	—	—	36,867	(8)	1,920,033

(1)	Of the awards shown in the table:

•	“IBP” refers to the Incentive Bonus Plan.

•	“PSU–rTSR” refers to Fiscal 2023 performance-based stock units eligible to vest based on achievement measured against the rTSR performance goal for Fiscal 2023-2025.

•	“PSU–FIN” refers to Fiscal 2023 performance-based stock units eligible to vest based on achievement measured against financial performance goals for Fiscal 2023.

•	“RSU” refers to time-based restricted stock units.

(2)

This column reflects the date on which the Committee approved all material terms of each grant of performance-based stock units, except performance targets for subsequent fiscal years, which were approved at the later date reflected in the “Grant date” column. For financial reporting purposes, awards are measured at fair value on the grant date as defined by FASB ASC Topic 718.

(3)

Each named executive officer participated in the IBP. Awards under this plan were funded at 91% based on the corporate modifier. An individual modifier was applied for Messrs. Sweet, Clarke, Whitten and Scannell.

(4)

The amounts shown in the Threshold, Target and Maximum columns reflect the minimum, target and maximum number, respectively. The threshold number of shares is 50% of the target number of shares and the maximum number of shares is 200% of the target number of shares. For more information about these performance-based stock units, see “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives – Fiscal 2023 Performance-Based RSUs.”

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Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

(5)

The amounts shown represent the shares subject to RSUs that may be eligible to vest upon achievement of the financial performance goals of non-GAAP net revenue and non-GAAP operating income for Fiscal 2023 only. The grant date fair value is $52.08 and was based on the closing price of the Class C common stock as reported on the NYSE on March 15, 2022. Achievement with respect to these restricted stock units was fixed at 75% of the target number of shares covered by the awards based on performance for Fiscal 2023. The Fiscal 2024 financial performance goals were approved in March 2023 and will be presented in the proxy statement for the 2024 annual meeting of stockholders. The Fiscal 2025 financial targets, for the March 2022 award, will be approved in Fiscal 2024 and will be presented in the proxy statement for the 2025 annual meeting of stockholders.

(6)	These units vested on March 15, 2023.

(7)

The amounts shown represent the shares subject to restricted stock unit awards that may be eligible to vest based on rTSR for Fiscal 2023-2025. The weighted-average grant date fair value is $73.26 and was determined utilizing a Monte Carlo valuation model.

(8)	One-third of these units vested on March 15, 2023 and the remaining two-thirds will vest in equal installments on March 15, 2024 and March 15, 2025.

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Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Outstanding Equity Awards at End of Fiscal 2023

The following table sets forth information about outstanding stock awards held as of the end of Fiscal 2023 by the named executive officers.

		Stock Awards
Name	Award Date and Award Type	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock held that have not vested(1) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(1) ($)

Michael S. Dell	—	—		—	—		—

Thomas W. Sweet	3/15/2020 RSU	32,845	(2)	1,387,373	—		—

	3/15/2020 PSU-FIN	169,763	(3)	7,170,789	—		—

	3/15/2020 PSU-rTSR	216,128	(4)	9,129,247	—		—

	3/15/2021 RSU	26,445	(5)	1,117,037	—		—

	3/15/2021 PSU-FIN	42,427	(6)	1,792,116	15,425	(6)	651,552

	3/15/2021 PSU-rTSR	—		—	46,281	(7)	1,954,909

	3/15/2022 RSU	28,801	(2)	1,216,554	—		—
	Total	516,409		21,813,116	61,706		2,606,461

Jeffrey W. Clarke	3/15/2020 RSU	48,238	(2)	2,037,573	—		—

	3/15/2020 PSU-FIN	249,316	(3)	10,531,108	—		—

	3/15/2020 PSU-rTSR	317,407	(4)	13,407,272	—		—

	8/20/2020 RSU	82,470	(8)	3,483,533	—		—

	3/15/2021 RSU	46,606	(5)	1,968,637	—		—

	3/15/2021 PSU-FIN	74,768	(6)	3,158,200	27,187	(6)	1,148,379

	3/15/2021 PSU-rTSR	—		—	81,561	(7)	3,445,137

	3/15/2022 RSU	63,364	(9)	2,676,495	—		—

	3/15/2022 PSU-FIN	18,481	(10)	780,637	49,283	(10)	2,081,714

	3/15/2022 PSU-rTSR	—		—	73,924	(11)	3,122,550

	Total	900,650		38,043,455	231,955		9,797,780

Anthony Charles Whitten	8/16/2021 RSU	710,988	(12)	30,032,133	—		—

	3/15/2022 RSU	63,364	(9)	2,676,495	—		—

	3/15/2022 PSU-FIN	18,481	(10)	780,637	49,283	(10)	2,081,714

	3/15/2022 PSU-rTSR	—		—	73,924	(11)	3,122,550

	Total	792,833		33,489,265	123,207		5,204,264

William F. Scannell	3/15/2020 RSU	32,845	(2)	1,387,373	—		—

	3/15/2020 PSU-FIN	169,763	(3)	7,170,789	—		—

	3/15/2020 PSU-rTSR	216,128	(4)	9,129,247	—		—

	8/20/2020 RSU	82,470	(8)	3,483,533	—		—

	3/15/2021 RSU	26,445	(5)	1,117,037	—		—

	3/15/2021 PSU-FIN	42,427	(6)	1,792,116	15,425	(6)	651,552

	3/15/2021 PSU-rTSR	—		—	46,281	(7)	1,954,909

	3/15/2022 RSU	36,867	(9)	1,557,262	—		—

	3/15/2022 PSU-FIN	10,752	(10)	454,164	28,673	(10)	1,211,148

	3/15/2022 PSU-rTSR	—		—	43,010	(11)	1,816,742
	Total	617,697		26,091,521	133,389		5,634,351

(1)

The dollar amounts shown are determined by multiplying the number of shares or units shown by $42.24, the closing price of the Class C common stock as reported on the NYSE on February 3, 2023, the last trading day of Dell Technologies’ fiscal year.

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Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

(2)	These shares vested on March 15, 2023.

(3)	Following the completion of the final achievement measurement, these shares vested on March 15, 2023.

(4)	Based on the achievement of the rTSR performance goal for the period February 3, 2020 to February 3, 2023, 188% of the target RSUs vested on March 15, 2023.

(5)	One-half of these shares vested on March 15, 2023 and the remaining shares will vest on March 15, 2024, subject to continued service.

(6)	These awards will vest on March 15, 2024, subject to achievement of annual financial performance goals and continued service.

(7)	These awards will vest on March 15, 2024, subject to achievement of rTSR performance goals for the Fiscal 2022-2024 period and continued service.

(8)	These shares will vest on August 20, 2023, subject to continued service.

(9)	One-third of the shares subject to these RSUs vested on March 15, 2023 and the remaining two-thirds will vest in equal installments on March 15, 2024 and March 15, 2025, subject to continued service.

(10)	This award will vest on March 15, 2025, subject to achievement of annual financial performance goals and continued service.

(11)	These awards will vest on March 15, 2025, subject to achievement of rTSR performance goals for the Fiscal 2023-2025 period and continued service.

(12)	These RSUs will vest in equal installments of 25% each on August 16, 2023, 2024, 2025 and 2026, subject to continued service.

Option Exercises and Stock Vested

The following table sets forth information about option exercises and vesting of restricted stock or restricted stock units during Fiscal 2023 for each of the named executive officers on an aggregate basis.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)

Michael S. Dell	—	—	—	—

Thomas W. Sweet	—	—	286,347	14,529,247

Jeffrey W. Clarke	—	—	438,370	22,090,987

Anthony Charles Whitten	—	—	177,747	8,585,180

William F. Scannell	—	—	501,036	23,864,740

(1)

Represents the closing price of our Class C common stock as reported on the NYSE on the immediately preceding trading date, multiplied by the number of shares of stock vesting on the applicable vesting date.

2013 Stock Incentive Plan

The equity awards described in “Compensation Discussion and Analysis” and in this section on “Compensation of Executive Officers” have been granted under the 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019). No awards may be made under the 2013 Stock Incentive Plan after October 29, 2023, but any awards outstanding under the 2013 Stock Incentive Plan as of that date will remain outstanding in accordance with their terms. We will cease making awards under the 2013 Stock Incentive Plan upon the effective date of the Dell Technologies Inc. 2023 Stock Incentive Plan if the new plan is approved by our stockholders at this annual meeting in accordance with Proposal 5.

Other Benefit Plans

401(k) Retirement Plan

During Fiscal 2023, all named executive officers were eligible to participate in the Dell Inc. 401(k) Plan and receive matching contributions of up to 6% of the participant’s eligible compensation, up to a maximum amount for the Dell Inc. 401(k) Plan year. Participants in the Dell Inc. 401(k) Plan may invest their contributions and the matching contributions in a variety of investment choices.

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Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Deferred Compensation Plan

Dell Technologies maintains a nonqualified deferred compensation plan pursuant to which designated managerial or highly compensated employees, including the named executive officers, may elect to defer the receipt of a portion of the base salaries and/or cash bonuses that they otherwise would have received when earned.

Dell Technologies does not make any matching or other contributions under the plan. The plan is intended to give participants the ability to defer receipt of certain income to a later date, which may be an attractive tax planning feature and the availability of which assists in the attraction and retention of executive talent. Participants’ account balances reflect gains and losses in the plan’s investment funds.

The following table shows the executive contributions, earnings and account balances in the deferred compensation plan for the named executive officers for Fiscal 2023.

Fiscal 2023 Nonqualified Deferred Compensation Table

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)

Michael S. Dell	—	—	—	—	—

Thomas W. Sweet	—	—	—	—	—

Jeffrey W. Clarke	—	—	—	—	—

Anthony Charles Whitten	—	—	—	—	—

William F. Scannell	—	—	495	—	28,194

(1)	The aggregate earnings have been reduced to reflect the deduction of an annual administrative fee of $36.

Potential Payments Upon Termination of Employment or Change in Control

The following table sets forth the amount of cash compensation and equity acceleration that each named executive officer would have received under existing plans and arrangements if one of the events described in the table had occurred on February 3, 2023, based on the named executive officer’s compensation as of such date and, if applicable, based on the amount of outstanding equity awards held by the named executive officer as of such date and the fair market value as of such date of the Class C common stock. In accordance with Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreements entered into with Dell Technologies, severance payments are due to our non-CEO NEOs if the executive’s employment is terminated without “cause” or if the executive resigns for “good reason” (each as defined in the severance agreement), subject to the executive’s compliance with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and the executive’s commitment not to use or disclose certain confidential information of Dell Technologies at any time during or after the executive’s employment. Mr. Whitten’s severance payment is subject to the additional requirement that his termination for “cause” or resignation for “good reason” occur on or after the final vesting event in 2026 of his new hire equity grant.

In addition, in connection with any actual termination of employment with or without cause or change-in-control transaction, Dell Technologies may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Board of Directors determines appropriate.

The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the named executive officer’s current position and salary, the amount of stock-based awards held by the named executive officer and the fair market value of the Class C common stock.

For information about the events that constitute a “change in control” under Mr. Dell’s employment agreement, see “Compensation Discussion and Analysis – Compensation Governance – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement With Michael S. Dell.” For information about the events that constitute a “change in

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Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

control,” or “cause” or “good reason” under the severance agreements with the other named executive officers, see “Compensation Discussion and Analysis – Compensation Governance – Employment Agreements; Severance and Change-in-Control Arrangements – Severance and Change-in-Control Arrangements With Other Named Executive Officers.”

Name	Severance payment(1) ($)	Acceleration benefit upon death or disability(2) ($)	Acceleration upon change in control ($)	Acceleration upon change in control and qualifying termination(3) ($)	Acceleration upon qualifying termination(3) ($)

Michael S. Dell	—	—	—	—	—

Thomas W. Sweet	2,550,001	24,457,595	—	—	—

Jeffrey W. Clarke	2,950,536	48,111,905	—	—	—

Anthony Charles Whitten	2,821,500	38,964,199	—	30,032,133	30,032,133

William F. Scannell	2,550,001	31,883,352	—	—	—

(1)

Represents estimated lump sum severance payments payable by Dell Technologies. Mr. Whitten is not eligible for severance payments until after the final vesting event in 2026 of his new hire equity grant.

(2)

Represents the value of unvested restricted stock units that are subject to vesting acceleration in the event of death or permanent disability, based on the closing price of $42.24 of the Class C common stock on February 3, 2023 as reported on the NYSE. Also includes accrued cash value of any related dividend equivalent rights.

(3)	Represents acceleration of Mr. Whitten’s new hire equity award in accordance with the terms of its grant.

Pay Ratio Disclosure

For Fiscal 2023, as determined under Item 402(u) of the SEC’s Regulation S-K, the annual total compensation for our CEO was $2,797,308, the annual total compensation for our median employee excluding our CEO was $74,729, and the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation was 37 to 1.

Based on the Company’s belief that there have not been any significant changes to our workforce, our employee compensation arrangements, or the Fiscal 2021 median employee’s circumstances that would result in a significant change to the pay ratio, we used the same median employee used for our Fiscal 2021 pay ratio calculation to calculate our Fiscal 2023 pay ratio. In identifying our median employee, we calculated annual total target cash compensation of each employee as of November 13, 2020 for the 12-month period that ended on January 29, 2021. Total target cash compensation for this purpose consisted of base salary and target annual bonus and commission incentive and was calculated using internal human resources records. As of November 13, 2020, we employed 122,760 people worldwide. For our employees who were paid in currency other than U.S. dollars, these amounts were converted into U.S. dollars at the applicable exchange rate on December 31, 2021. We annualized the compensation for full-time and part-time employees who were not employed by us for all of Fiscal 2021. We did not make cost-of-living adjustments or any other assumptions, adjustments or estimates.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Dell Technologies    /    2023 Proxy Statement    /    58

Pay Versus Performance Disclosure

In
accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we provide the following disclosure regarding executive compensation for our CEO, who is our principal executive officer, and non-CEO
NEOs and Company performance for our three most recent fiscal years. The Nominating and Governance Committee (and the Board of the Directors with respect to the CEO) did not consider the pay versus performance disclosure below in making its pay decisions for any of the years presented. See “Compensation Discussion and Analysis” for information about the pay decisions made with respect to NEO compensation for each of those years.
Pay Versus Performance Table

Year	Summary Compensation Table Total for CEO ($)	Compensation Actually Paid to CEO ($)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-CEO Named Executive Officers ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions) ($)	Non-GAAP Net Revenue (in millions) ($)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)
(a)	(b) (1)	(c) (2)	(d) (3)(4)	(e) (3)(4)	(f)	(g) (5)	(h)	(i) (6)

Fiscal 2023	2,797,308	2,797,308	11,632,812	(5,076,520)	176.85	147.87	2,422	102,301

Fiscal 2022	3,467,347	3,467,347	22,477,881	48,769,297	227.96	165.45	5,707	107,037

Fiscal 2021	930,415	930,415	10,756,644	24,687,463	149.46	135.56	3,505	94,389

(1)
Michael S. Dell was our CEO for each of the three fiscal years presented (the “covered years”). Amounts shown are the amounts reported for the CEO in the “Total” column of the Summary Compensation Table (“SCT”) for the covered years. The Fiscal 2021 amount reflects Mr. Dell’s voluntary agreement to forgo receipt of his base salary for a portion of Fiscal 2021 in response to the
COVID-19
pandemic.

(2)
Because Mr. Dell does not receive any equity grants under our compensation program, and because no pension benefits are payable to him, the amounts shown for compensation actually paid to the CEO for each covered year are the same as the compensation reported for Mr. Dell for each such year in the “Total” column of the SCT.

(3)
For Fiscal 2023 and Fiscal 2022, the
non-CEO
NEOs consisted of Thomas W. Sweet, Jeffrey W. Clarke, Anthony Charles Whitten and William F. Scannell. For Fiscal 2021, the
non-CEO
NEOs consisted of Mr. Sweet, Mr. Clark, Mr. Scannell and Richard J. Rothberg.

(4)
Average compensation actually paid to
non-CEO
named executive officers reflects the following adjustments to the SCT amounts for stock awards reported for those NEOs for the covered years. There were no pension benefits reported for any NEO for any covered year.

	Fiscal 2023	Fiscal 2022	Fiscal 2021

Non-CEO NEOs	See note (3)	See note (3)	See note (3)

SCT total compensation ($) (a)	11,632,812	22,477,881	10,756,644

Less: stock award values reported in the SCT for the covered year ($) (a)	(9,314,983)	(18,906,128)	(8,738,715)

Plus: fair value of stock awards granted in the covered year ($) (b)	6,192,018	26,150,544	18,239,981

Change in fair value of outstanding unvested stock awards from prior years ($) (b)	(10,891,517)	13,962,137	3,213,840

Change in fair value of stock awards from prior years that vested in the covered year ($) (c)	(2,694,850)	5,084,863	1,215,713

Compensation actually paid ($)	(5,076,520)	48,769,297	24,687,463

(a)	Grant date fair values of stock awards reported in the SCT are calculated based on the following:

•
for time-based RSUs, the closing price of the Class C common stock as of the grant date as reported on the NYSE (or on the trade date immediately preceding the grant date, if the grant date occurs on a non-trading
day);

•
for performance-based RSUs subject to achievement of market-based performance goals based on relative total shareholder return, a Monte Carlo valuation model to simulate the probabilities of achievement as of the grant date; and

•	for performance-based RSUs subject to internal financial measures, the closing price of the Class C common stock as of the accounting grant date as reported on the NYSE, assuming target performance.

(b)	At each fiscal year-end, the fair value of stock awards granted and adjustments to stock award fair values are calculated based on the following:

•	for time-based RSUs, the closing price of the Class C common stock as of fiscal year-end as reported on the NYSE;

•
for performance-based RSUs subject to achievement of market-based performance goals based on relative total shareholder return, a Monte Carlo simulation model to determine the fair values of such performance-based RSUs as of fiscal year-end;
and

Dell Technologies
    /    2023 Proxy Statement    /

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

•
for
performance-based RSUs subject to internal financial measures, the closing price of the Class C common stock
as of fiscal
year-end
as reported on the NYSE and the related accrued performance modifier as of fiscal year-end.

For grants made prior to January 28, 2022, year-end fair values were adjusted as these grants were not entitled to dividend equivalent rights.

(c)	Adjustments for vested stock award fair values are calculated based on the following:

•	for time-based RSUs, the closing price of the Class C common stock on the trade date immediately preceding the vesting date as reported on the NYSE;

•
for performance-based RSUs subject to achievement of market-based performance goals based on relative total shareholder return, the closing price of the Class C common stock on the trade date immediately preceding the vesting date as reported on the NYSE and the related realized performance modifier; and

•
for performance-based RSUs subject to internal financial measures, the closing price of the Class C common stock on the trade date immediately preceding the vesting date as reported on the NYSE and the related realized performance modifier.

(5)
Peer group total shareholder return represents the cumulative total shareholder return of the S&P 500 Information Technology Index, which we present in the stock performance graph required by Item 201(e) of Regulation
S-K
included in our annual report on Form
10-K
for the year ended February 3, 2023.

(6)
We
determined
non-GAAP
net revenue to be the most important performance measure used to link Company performance to compensation actually paid to our CEO and the average compensation actually paid to our non-CEO
NEOs for Fiscal 2023. We define
non-GAAP
net revenue to be net revenue calculated and reported in accordance with GAAP as adjusted to exclude purchase accounting adjustments.
Non-GAAP
net revenue results for Fiscal 2022 and Fiscal 2021 are not the same as externally reported results as they are not presented on a continuing operations basis.
Non-GAAP
net revenue in this context includes VMware, Inc. results through the date of the VMware spin-off.

Discussion of Information Presented in Pay Versus Performance Table
We utilize a number of performance measures to align NEO compensation with Company performance. However, not all such measures are presented in the pay versus performance table above. In this section, we discuss the relationship between the compensation actually paid to our CEO and average compensation actually paid to our non-CEO
NEOs for the last three fiscal years and the Company performance measures shown in the pay versus performance
table.
Compensation Actually Paid to our CEO and Pay Versus Performance Measures
The following chart shows the compensation actually paid to our CEO in relation to our total shareholder return, or TSR, for each fiscal year presented, as well as our TSR compared to our peer group TSR for each such fiscal year.
CEO Compensation Actually Paid and Company TSR

Dell Technologies
    /    2023 Proxy Statement    /

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

The
following chart shows the compensation actually paid to our CEO in relation
to our net income and
non-GAAP
net revenue for each fiscal year presented.
CEO Compensation Actually Paid and Net Income and Non-GAAP Net Revenue

Mr. Dell
does not receive equity awards as a part of his compensation package. As a result, his compensation is not impacted by the Dell Technologies stock price as reflected in our TSR. A significant portion of Mr. Dell’s annual compensation is in the form of cash payable under our Incentive Bonus Plan, or IBP, as discussed under “Compensation Discussion and Analysis – Individual Compensation Components – Annual Cash Bonus,” which is tied to achievement of the Company’s non-GAAP
net revenue and
non-GAAP
operating income targets.
The
increase in Mr. Dell’s compensation actually paid from Fiscal 2021 to Fiscal 2022 was primarily attributable to Mr. Dell’s voluntary relinquishment of a portion of his base salary in Fiscal 2021 in response to the
COVID-19
pandemic. The decline in Mr. Dell’s compensation actually paid from Fiscal 2022 to Fiscal 2023 resulted from the Company’s performance against its IBP financial targets for the fiscal years.

Dell Technologies
    /    2023 Proxy Statement    /

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Average Compensation Actually Paid to our
Non-CEO
NEOs and Pay Versus Performance Measures
The
following chart shows the average compensation actually paid to our non-CEO
NEOs in relation to our
TSR
for each fiscal year presented, as well as our TSR compared to our peer group TSR for each such fiscal year.
Non-CEO NEO Average Compensation Actually Paid and Company TSR

The following chart shows the average compensation actually paid to our non-CEO
NEOs in relation to
our
net income and
non-GAAP
net revenue for each fiscal year presented.
Non-CEO NEO Average Compensation Actually Paid and
Net Income and Non-GAAP Net Revenue

Dell Technologies
    /    2023 Proxy Statement    /

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

A
significant portion of
non-CEO
NEO compensation is represented by equity awards. Year-over-year changes in average compensation actually paid are generally driven by changes in the Company’s stock price and performance against its compensation-related financial targets, including non-GAAP
net revenue, and rTSR performance. The increase in average compensation actually paid from Fiscal 2021 to Fiscal 2022 was also attributable to the change in the composition of non-CEO
NEOs. The decrease in the Company’s stock price during Fiscal 2023 was largely as a result of stock market volatility in connection with macroeconomic uncertainty
.
Most
Important Financial Performance Measures
We
set forth below the three financial performance measures that represented the most important measures used to link compensation actually paid to our CEO and average compensation actually paid to our non-CEO
NEOs (as calculated in accordance with Item 402(v) of Regulation
S-K)
to Company performance for Fiscal 2023. The measures in this table are not ranked.

Financial Performance Measures

Non-GAAP Net Revenue

Non-GAAP Operating Income

Relative TSR
As discussed in “Compensation Discussion and Analysis,” these measures were used to evaluate the performance of our NEOs under our incentive plans and to incentivize the NEOs to increase long-term value for our shareholders.

Dell Technologies
    /    2023 Proxy Statement    /

Report of the Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of Dell Technologies Inc. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.

Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.

The Audit Committee reports that it has:

•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended February 3, 2023;

•	discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•

received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

•

based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended February 3, 2023, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

William D. Green, Chair

Ellen J. Kullman

Lynn Vojvodich Radakovich

Dell Technologies    /    2023 Proxy Statement    /    64

Security Ownership of Certain Beneficial Owners and Management

The following table presents as of April 26, 2023, except as otherwise indicated below, certain information based on our records and filings with the SEC regarding the beneficial ownership of our common stock by:

•	each director and director nominee;

•	each executive officer named in the Fiscal 2023 Summary Compensation Table under “Compensation of Executive Officers”;

•	all of our directors and executive officers as a group; and

•	each person known by us to own beneficially more than 5% of the outstanding shares of any class of our common stock.

We are authorized under our certificate of incorporation to issue shares of the following series of common stock that were outstanding as of April 26, 2023:

•	600,000,000 shares of Class A common stock, of which 378,480,523 shares were issued and outstanding as of April 26, 2023;

•	200,000,000 shares of Class B common stock, of which 95,350,227 shares were issued and outstanding as of April 26, 2023; and

•	7,900,000,000 shares of Class C common stock, of which 256,038,351 shares were issued and outstanding as of April 26, 2023.

The Class C common stock is registered under the Exchange Act and listed on the NYSE. No other series of our common stock is registered under the Exchange Act or listed on any securities exchange.

The calculation of beneficial ownership is made in accordance with SEC rules. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of such date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under our certificate of incorporation, any holder of Class A common stock or Class B common stock has the right at any time to convert all or any of the shares of such Class A common stock or Class B common stock into shares of Class C common stock on a one-to-one basis. The numbers of shares beneficially owned and applicable percentage ownership amounts set forth in the following table under the heading “Class C Common Stock” do not reflect conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.

The percentage of beneficial ownership as to any person as of April 26, 2023 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 26, 2023, by the sum of the number of shares outstanding as of April 26, 2023 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 26, 2023. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Dell Technologies believes that the beneficial owners of the common stock listed below, based on information furnished by the beneficial owners in SEC filings or otherwise, have sole voting and investment power with respect to the shares shown.

Dell Technologies    /    2023 Proxy Statement    /    65

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

	Class A Common Stock		Class B Common Stock		Class C Common Stock		Percentage Ownership of All Outstanding Dell Technologies Common Stock
Name of Beneficial Owner	Number	Percent(1)	Number	Percent(1)	Number	Percent(1)

Executive Officers and Directors:

Michael S. Dell(2)	345,834,081	91.4%	—	—	5,951,255	2.3%	48.2%

Thomas W. Sweet	—	—	—	—	198,387	*	*

Jeffrey W. Clarke(3)	—	—	—	—	1,079,353	*	*

David W. Dorman(4)	—	—	—	—	178,485	*	*

Egon Durban	—	—	—	—	—	—	—

David Grain(5)	—	—	—	—	6,147	*	*

William D. Green(6)	—	—	—	—	303,568	*	*

Ellen J. Kullman(7)	—	—	—	—	321,969	*	*

Simon Patterson	—	—	—	—	24,247	*	*

William F. Scannell	—	—	—	—	240,219	*	*

Lynn Vojvodich Radakovich(8)	—	—	—	—	96,566	*	*

Anthony Charles Whitten	—	—	—	—	—	—	—

All directors and executive officers as a group (16 persons)(9)	345,834,081	91.4%	—	—	9,383,836	3.7%	48.6%

Other Stockholders:

SLD Trust(10)	32,390,896	8.6%	—	—	—	—	4.4%

SLP Stockholders(11)	—	—	95,350,227	100%	84,058	*	13.1%

Dodge & Cox(12)	—	—	—	—	19,217,959	7.5%	2.6%

BlackRock, Inc.(13)	—	—	—	—	20,572,910	8.0%	2.8%

The Vanguard Group(14)	—	—	—	—	16,254,346	6.3%	2.2%

*	Less than 1%.

(1)

Represents the percentage of Class A common stock, Class B common stock or Class C common stock beneficially owned by each stockholder included in the table based on the number of shares of each such series outstanding as of April 26, 2023 and without giving effect to the conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock, as described in the introduction to this table.

(2)

The shares of Class A common stock shown as beneficially owned by Mr. Dell do not include 32,390,896 shares of Class A common stock beneficially owned by Susan Lieberman Dell Separate Property Trust (the “SLD Trust”) and Susan L. Dell, of which Mr. Dell may be deemed the beneficial owner. Mr. Dell’s address is c/o Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682.

(3)

The shares of Class C common stock shown as beneficially owned by Mr. Clarke include 200,000 shares of Class C common stock held by family trusts of which Mr. Clarke and his spouse serve as co-managing trustees, as to which Mr. Clarke has shared voting power and shared dispositive power.

(4)	The shares of Class C common stock shown as beneficially owned by Mr. Dorman include 16,252 shares of Class C common stock issuable pursuant to vested deferred stock units.

(5)	The shares of Class C common stock shown as beneficially owned by Mr. Grain include 6,147 shares of Class C common stock issuable pursuant to vested deferred stock units.

(6)	The shares of Class C common stock shown as beneficially owned by Mr. Green include 272,736 shares of Class C common stock that Mr. Green may acquire upon the exercise of vested stock options.

(7)

The shares of Class C common stock shown as beneficially owned by Mrs. Kullman include 272,736 shares of Class C common stock that Mrs. Kullman may acquire upon the exercise of vested stock options and 43,207 shares of Class C common stock issuable pursuant to vested deferred stock units.

(8)

The shares of Class C common stock shown as beneficially owned by Ms. Vojvodich Radakovich include 84,198 shares of Class C common stock that Ms. Vojvodich Radakovich may acquire upon the exercise of vested stock options.

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(9)

The shares shown as beneficially owned by all directors and executive officers as a group include 629,670 shares of Class C common stock that members of the group may acquire upon the exercise of vested stock options and 65,606 shares of Class C common stock issuable to members of the group pursuant to deferred stock units that have vested or will vest as of or within 60 days after April 26, 2023.

(10)

The information concerning the SLD Trust is based on a Schedule 13G/A filed with the SEC on February 10, 2022 by the SLD Trust, Susan L. Dell, Hexagon Trust Company (the “Trustee”) and Marc R. Lisker (collectively, the “SLD Filing Persons”). The SLD Filing Persons report that, as of December 31, 2021, the SLD Trust is the record holder of the 32,390,896 shares of Class A common stock shown as beneficially owned, and that each of the SLD Trust, Ms. Dell, the Trustee and Mr. Lisker had shared voting power and shared dispositive power over 32,390,896 shares of Class A common stock. The SLD Filing Persons further report that Ms. Dell is the beneficiary of the Trust, the Trustee is the trustee of the Trust and each of Ms. Dell and the Trustee may be deemed to beneficially own the securities beneficially owned by the SLD Trust. The SLD Filing Persons also report that Mr. Lisker is the President of, and may be deemed to beneficially own the securities beneficially owned by, the Trustee. The address of each of the SLD Filing Persons is c/o Hexagon Trust Company, 60 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801.

(11)

The information concerning the SLP stockholders is based on a Schedule 13D/A filed with the SEC on July 1, 2021 and certain subsequent Form 4s filed by the SLP stockholders reporting that the SLP stockholders may be deemed to be the beneficial owners, in the aggregate, of 95,350,227 shares of Class B common stock. The shares of Class B common stock shown as beneficially owned by the SLP stockholders consist of 36,614,924 shares of Class B common stock owned of record by SL SPV-2, L.P., 37,587,060 shares of Class B common stock owned of record by Silver Lake Partners IV, L.P., 553,031 shares of Class B common stock owned of record by Silver Lake Technology Investors IV, L.P., 20,345,826 shares of Class B common stock owned of record by Silver Lake Partners V DE (AIV), L.P. and 249,386 shares of Class B common stock owned of record by Silver Lake Technology Investors V, L.P. The shares of Class C common stock shown as beneficially owned by the SLP stockholders consist of 84,058 shares of Class C common stock owned of record by Silver Lake Group L.L.C. The general partner of SL SPV-2, L.P. is SLTA SPV-2, L.P. and the general partner of SLTA SPV-2, L.P. is SLTA SPV-2 (GP), L.L.C. (“SLTA SPV GP”). The SLP stockholders report that the general partner of each of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV, L.P. is Silver Lake Technology Associates IV, L.P., and the general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C. (“SLTA IV”). The SLP stockholders further report that the general partner of each of Silver Lake Partners V DE (AIV), L.P. and Silver Lake Technology Investors V, L.P. is Silver Lake Technology Associates V, L.P., and the general partner of Silver Lake Technology Associates V, L.P. is SLTA V (GP), L.L.C. (“SLTA V”). The SLP stockholders also report that the managing member of each of SLTA SPV GP, SLTA IV and SLTA V is Silver Lake Group, L.L.C. and that Silver Lake Group, L.L.C. may be deemed to have beneficial ownership of the securities held by the SLP stockholders. The SLP stockholders have advised that the managing members of Silver Lake Group, L.L.C. are Egon Durban, Kenneth Hao, Gregory Mondre and Joseph Osnoss. The address of each of the SLP stockholders and entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.

(12)

The information concerning Dodge & Cox is based on a Schedule 13G/A filed with the SEC on February 14, 2023. Dodge & Cox reports that, as of December 31, 2022, of the shares of Class C common stock shown as beneficially owned, it had sole voting power over 18,181,896 shares and sole dispositive power over 19,217,959 shares and that Dodge & Cox Stock Fund, an investment company registered under the Investment Company Act of 1940, had an interest in 12,982,488 of the shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104.

(13)

The information concerning BlackRock, Inc. is based on a Schedule 13G/A filed with the SEC on February 7, 2023. BlackRock, Inc. reports that, as of December 31, 2022, of the shares of Class C common stock shown as beneficially owned, it had sole voting power over 18,143,516 shares and sole dispositive power over 20,572,910 shares. BlackRock, Inc. reports that it is the parent holding company of subsidiaries identified in the Schedule 13G/A that hold shares of the Class C common stock reported in the Schedule 13G/A. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(14)

The information concerning The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 9, 2023. The Vanguard Group reports that, as of December 30, 2022, of the shares of Class C common stock shown as beneficially owned, it had shared voting power over 194,410 shares, sole dispositive power over 15,690,942 shares and shared dispositive power over 563,404 shares. The Vanguard Group, Inc. reports that its clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities it reports as beneficially owned. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

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Transactions With Related Persons

Policy for Review and Approval of Transactions With Related Persons

The Audit Committee, in accordance with its charter and with a written policy adopted by the Board, is charged with the responsibility to review and approve any transactions with related persons.

Under our policy, such a transaction, which we refer to as a related person transaction, encompasses any of the following transactions, arrangements or relationships:

•

any transaction, arrangement or relationship in an amount exceeding $120,000 in which Dell Technologies or any of its subsidiaries is a participant and in which a “related person” has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and that would be required to be disclosed by Dell Technologies in its SEC filings under Item 404;

•	any transaction, arrangement or relationship constituting a “related party transaction” for purposes of NYSE rules; and

•

any other transaction, arrangement or relationship (1) in which Dell Technologies or any of its subsidiaries is a participant, (2) which might potentially give rise to a conflict of interest and (3) which the Audit Committee determines it would be advisable, and in the best interests of Dell Technologies and its stockholders to review and approve in accordance with the policy.

For purposes of the policy, a “related person” is a director (including a director nominee) or executive officer of Dell Technologies, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.

In determining whether to approve a related person transaction, the Audit Committee is required to consider, among other factors, the following factors to the extent relevant to the transaction:

•	whether the terms are fair to Dell Technologies or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;

•	whether there are business reasons for Dell Technologies or its subsidiary to enter into the transaction;

•	whether the transaction is consistent with the interests of Dell Technologies and its subsidiaries;

•

whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director under NYSE and SEC standards or, to the extent applicable, the director’s status as a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act; and

•

whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the interest in the transaction of the director, executive officer or other related person, the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

Related persons referred to in the following description of certain relationships and transactions include the following persons based on their beneficial ownership of more than 5% of a class of our outstanding common stock during Fiscal 2023, or their affiliates or other related entities: Michael S. Dell; the MD stockholders (as defined in Annex A to this proxy statement); the SLP stockholders (as defined in Annex A to this proxy statement); Dodge & Cox; BlackRock, Inc.; and The Vanguard Group. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of April 26, 2023 (except as otherwise indicated). Mr. Dell also serves as the Chairman and Chief Executive Officer of Dell Technologies.

Unless the context indicates otherwise, reference in this section to “we,” “us,” “our,” the “Company” and “Dell Technologies” means Dell Technologies Inc. and its consolidated subsidiaries and “VMware” means VMware, Inc. and its consolidated subsidiaries.

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Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Transactions With Michael S. Dell and Other Related Persons

Under a long-standing Dell Technologies policy, Mr. Dell is required to fly privately when traveling. Mr. Dell owns a private aircraft through a wholly-owned limited liability company. For Mr. Dell’s business flights, Dell Technologies leases the plane from the limited liability company and engages a third-party flight services company to act as its agent in operating the aircraft, providing flight personnel and performing other services. Dell Technologies pays the flight services company a fee attributable to Mr. Dell’s business travel on the aircraft and also pays monthly rent to the limited liability company that owns the aircraft. During Fiscal 2023, Dell Technologies paid approximately $1.9 million for Mr. Dell’s business travel through these arrangements. Mr. Dell directly pays all of the costs of operating the aircraft for all personal flights.

Mr. Dell reimburses Dell Technologies for costs related to his or his family’s personal security protection and any security services provided to the Michael & Susan Dell Foundation. Reimbursements for this purpose in Fiscal 2023 totaled approximately $2.0 million.

Entities affiliated with MSD Capital, L.P., the investment firm that exclusively manages the capital of Mr. Dell and his family, including portfolio companies of MSD Capital, L.P. or its affiliates, the Michael & Susan Dell Foundation and other entities affiliated with Mr. Dell, purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $6.4 million for products and services in Fiscal 2023.

In August 2022, we entered into a three-year sponsorship arrangement with the Austin Gamblers, a professional bull-riding team that is majority-owned by Egon Durban, a director of the Company. We have committed to pay sponsorship fees over a three-year period in return for certain marketing and other rights. Payments in Fiscal 2023 under the sponsorship arrangement, which was entered into on an arms-length basis, totaled approximately $0.5 million.

Transactions With VMware

VMware Spin-off. On November 1, 2021, Dell Technologies completed the spin-off of all shares of common stock of VMware, Inc. that were beneficially owned by Dell Technologies or certain of its subsidiaries, by means of a special stock dividend of the VMware, Inc. shares to Dell Technologies stockholders of record as of the dividend record date. As a result of the spin-off, the businesses of VMware were separated from the businesses of Dell Technologies. The spin-off was effectuated pursuant to a Separation and Distribution Agreement, dated as of April 14, 2021, between Dell Technologies and VMware, Inc. As part of the transaction, VMware, Inc. paid a special cash dividend, pro rata, to each holder of VMware, Inc. common stock in an aggregate amount equal to $11.5 billion, of which Dell Technologies received $9.3 billion. Immediately after the completion of the spin-off, Mr. Dell beneficially owned approximately 36.9% of the issued and outstanding shares of Class A common stock of VMware, Inc., which was the sole class of VMware, Inc. common stock outstanding after the spin-off.

In connection with, and upon completion of the spin-off, Dell Technologies and VMware, Inc. entered into a Commercial Framework Agreement, or CFA. The CFA provides a framework under which Dell Technologies and VMware have continued their commercial relationship after the spin-off. The CFA has an initial term of five years, with automatic one-year renewals occurring annually thereafter, subject to certain terms and conditions. Pursuant to the CFA, Dell Technologies is continuing to act as a distributor of VMware’s standalone products and services and to purchase such products and services for resale to end-user customers. Dell Technologies also is continuing to integrate VMware’s products and services with Dell Technologies’ offerings and sell them to end users.

In addition, in connection with and upon completion of the spin-off, Dell Technologies or a subsidiary and VMware entered into additional agreements, including the following:

•	a Transition Services Agreement, or TSA, under which each party has agreed to provide the other with certain services for specified fees, as described below;

•

a Covenant Not to Sue and Release, under which each party has agreed on behalf of itself and its controlled affiliates not to sue the other party or its controlled affiliates, customers, resellers, channel partners or distributors for infringement of such party’s patents that existed as of the date of the spin-off closing as they relate to products available at the time of the closing;

•

an Amendment and Termination of 2007 Intellectual Property Agreement, under which VMware and EMC Corporation, a wholly-owned subsidiary of Dell Technologies, terminated the specified intellectual property agreement and all licenses and rights set forth in such intellectual property agreement relating to the parties’ patents, and agreed that other intellectual property licenses and rights would survive for purposes set forth in the new agreement; and

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•

a Tax Matters Agreement, which governs the respective rights and obligations of Dell Technologies and VMware, both for pre-spin-off periods and post spin-off periods, regarding income and other taxes, and related matters, including tax liabilities and benefits, attributes, and returns.

Tax Matters. In connection with the spin-off, Dell Technologies and VMware agreed to terminate the tax sharing agreement as amended on December 30, 2019, referred to together with the Tax Matters Agreement as the Tax Agreements. Net payments received from VMware pursuant to the Tax Agreements were $49 million during Fiscal 2023 and related to VMware’s portion of federal income taxes on Dell Technologies’ consolidated tax return, state tax payments for combined states, and international tax payments. The timing of the tax payments due to and from the other party is governed by the Tax Agreements. VMware’s portion of the mandatory one-time transition tax on accumulated earnings of foreign subsidiaries, or the Transition Tax, is governed by a letter agreement between VMware and Dell Technologies entered into on April 1, 2019.

As a result of the activity under the Tax Agreements with VMware, amounts due from VMware were $599 million as of February 3, 2023 and primarily related to VMware’s estimated tax obligation resulting from the Transition Tax. Dell Technologies expects VMware to pay the remainder of its Transition Tax over a period of four years.

Upon completion of the spin-off, Dell Technologies recorded net income tax indemnification receivables from VMware related to certain income tax liabilities for which Dell Technologies is jointly and severally liable, but for which it is indemnified by VMware under the Tax Matters Agreement. The amounts that VMware may be obligated to pay Dell Technologies could vary depending on the outcome of certain unresolved tax matters, which may not be resolved for several years. The net receivable as of February 3, 2023 was $146 million.

Commercial Transactions. Dell Technologies and VMware engage in the following ongoing commercial transactions:

•

Pursuant to original equipment manufacturer and reseller arrangements, Dell Technologies integrates or bundles VMware’s products and services with Dell Technologies’ products and sells them to end-users. Dell Technologies also acts as a distributor, purchasing VMware’s standalone products and services for resale to end-user customers. Where applicable, costs under these arrangements are presented net of rebates received by Dell Technologies.

•	Dell Technologies procures products and services from VMware for its internal use.

•	Dell Technologies sells and leases products and sells services to VMware.

•	Dell Technologies and VMware also enter into joint marketing, sales, and branding arrangements, for which both parties may incur costs.

•

Dell Financial Services and its affiliates, referred to as DFS, provide financing to certain of VMware’s end users. Upon acceptance of the financing arrangement by both VMware’s end users and DFS, DFS recognizes amounts due to related parties on Dell Technologies’ consolidated statements of financial position. Associated financing fees are recorded to net revenue on the consolidated statements of income.

•

Dell Technologies and VMware entered into a TSA in connection with the VMware spin-off to provide various support services, including investment advisory services, certain support services from Dell Technologies personnel, and other transitional services. Activities under the agreement concluded during Fiscal 2023.

•

Prior to the completion of the VMware spin-off, Dell Technologies provided support services and support from Dell Technologies personnel to VMware in certain geographic regions where VMware did not have an established legal entity. These employees, or seconded employees, were managed by VMware, but Dell Technologies incurred the costs for these such services. The costs incurred by Dell Technologies on VMware’s behalf to these employees were charged to VMware. Remaining activity related to seconded employees occurring after the completion of the VMware spin-off was governed by the TSA described above.

For Fiscal 2023, Dell Technologies recorded the following amounts on its statements of consolidated income related to its commercial transactions with VMware: net revenue of $165 million from sales and leases of products and services to VMware; and total expense of $4,670 million, consisting of cost of net revenue of $4,694 million related to the purchase of VMware products and services for resale, offset by (i) net expense of $(24) million related to the purchase of VMware products and services for internal use and (ii) consideration received from VMware for joint marketing, sales, and branding arrangements and consideration received under the TSA arrangement with VMware.

As of February 3, 2023, Dell Technologies recorded the following amounts in its statements of consolidated financial position related to both commercial transactions and tax matters: $378 million due from VMware, net, current consisting of amounts due from VMware, inclusive of current net tax receivables from VMware under the Tax Agreements; $440 million due from VMware,

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net, non-current, consisting of the non-current portion of net receivables from VMware under the Tax Agreements; $2,067 million due to VMware, current, which includes amounts due to VMware that are generally settled in cash within 60 days of each quarter-end; and $3,000 million in other current assets and $2,537 million in other non-current assets, both representing deferred costs related to VMware products and services for resale.

Transactions With Other Principal Stockholders

Entities affiliated with Silver Lake, including portfolio companies of the SLP stockholders or their affiliates, purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $6.4 million for products and services in Fiscal 2023. In addition, Dell Technologies purchases products and services from these entities in the ordinary course of business and reimburses certain expenses under the SLP Stockholders Agreement, as described below. These transactions totaled approximately $3.1 million in Fiscal 2023.

Dodge & Cox purchases products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $9.5 million for products and services in Fiscal 2023.

BlackRock, Inc. and certain of its affiliates purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $5.5 million for products and services in Fiscal 2023.

The Vanguard Group purchases products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $64.6 million for products and services in Fiscal 2023.

Relationships and Transactions Under Other Stockholder Agreements and Arrangements

In connection with the Company’s Class V transaction, the Company entered into new stockholders agreements and amended and restated some existing stockholders agreements and other arrangements with the MD stockholders, the SLP stockholders, and the Company’s executive officers, among others.

MD Stockholders Agreement; SLP Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into the MD Stockholders Agreement and the SLP Stockholders Agreement described under “Proposal 1 – Election of Directors – Stockholder Arrangements.” The MD stockholders are parties to the SLP Stockholders Agreement solely with respect to the specified provisions relating to transfers of securities, certain representations, and provisions relating to certain tax matters. The Sponsor Stockholders Agreements contain provisions relating to rights, obligations and agreements of the parties as the owners of Dell Technologies common stock, including provisions relating to the composition of the Board and its committees and provisions relating to transfers of Dell Technologies securities.

Under the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements,” each of the MD stockholders and the SLP stockholders have specified rights to nominate directors and to have their nominees serve on Board committees and have specified obligations to vote for director nominees.

The SLP Stockholders Agreement permits the SLP stockholders to terminate certain governance-related provisions of the agreement, including the director nomination and support obligations, in their sole discretion at any time at which they beneficially own less than 5% of the issued and outstanding shares of Class C common stock (after giving effect to the conversion of all shares of common stock owned by the SLP stockholders into Class C common stock). The MD Stockholders Agreement permits the MD stockholders to terminate the agreement if the SLP Stockholders Agreement is terminated. The MD Stockholders Agreement also provides that any termination, amendment or waiver of certain of Dell Technologies’ rights under the agreement will require the consent of each Group I director.

Under the Sponsor Stockholders Agreements, the MD stockholders and the SLP stockholders are subject to provisions that, with specific exceptions, restrict the sale or other transfer of “DTI securities,” which consist of outstanding shares of the Class A common stock, Class B common stock, Class C common stock and (if and when issued) Class D common stock, any equity or debt securities of Dell Technologies exercisable or exchangeable for, or convertible into, our common stock, or any option, warrant or other right to acquire any of our common stock or such equity or debt securities.

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The Sponsor Stockholders Agreements provide for a renunciation of corporate opportunities presented to any director or officer of Dell Technologies or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of (1) MSD Partners L.P. or its affiliates or other MSD Partners stockholders (as defined in Annex A to this proxy statement) (other than Michael Dell for so long as he is an executive officer of Dell Technologies or any specified subsidiary), under the MD Stockholders Agreement, or (2) Silver Lake Management Company III, L.L.C., Silver Lake Management Company IV, L.L.C. and their respective affiliated management companies and investment vehicles, including the SLP stockholders, under the SLP Stockholders Agreement.

Under the MD Stockholders Agreement, Dell Technologies is obligated, and required to cause specified subsidiaries, to pay directly or reimburse the ongoing reasonable out-of-pocket costs and expenses incurred by the MD stockholders in connection with their investment in the Company, including fees, expenses and reasonable out-of-pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the MD stockholders or any of their affiliates.

Under the SLP Stockholders Agreement, Dell Technologies is obligated, and required to cause specified subsidiaries, to pay directly or reimburse (1) the ongoing reasonable out-of-pocket costs and expenses incurred by the SLP stockholders in connection with their investment in Dell Technologies, including fees, expenses and reasonable out-of-pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the SLP stockholders or any of their affiliates, (2) the reasonable out-of-pocket costs and expenses of the SLP stockholders or their affiliates for their “value creation” personnel and/or employees, to the extent that Dell Technologies has requested such personnel and/or employees to provide such services to Dell Technologies, and (3) the costs and expenses for such “value creation” personnel and/or employees.

Dell Technologies is obligated, and required to cause specified subsidiaries, subject to certain exceptions, to indemnify the MD stockholders and specified affiliated persons under the MD Stockholders Agreement, and the SLP stockholders and specified affiliated persons under the SLP Stockholders Agreement against all losses and liabilities incurred by the indemnified persons that arise out of any action, cause of action, suit, arbitration or claim arising directly or indirectly out of, or in any way relating to, ownership of securities of Dell Technologies, or the ability to control or influence Dell Technologies or its subsidiaries, by the MD stockholders or their affiliated persons or the SLP stockholders or their affiliated persons, as applicable.

Registration Rights Agreement – Dell Technologies is a party to a Second Amended and Restated Registration Rights Agreement, dated as of December 25, 2018, as amended, referred to as the Registration Rights Agreement, with the MD stockholders, the SLP stockholders, and the management stockholders party thereto, among others. The Registration Rights Agreement provides that the stockholder parties thereto, their affiliates and certain of their transferees have the right, under certain circumstances and subject to certain restrictions, to require Dell Technologies to register for resale the shares of the Class C common stock (including shares of Class C common stock issuable upon any conversion of the Class A common stock, the Class B common stock and the Class D common stock) to be sold by them. The parties to the Registration Rights Agreement have entered into amendments to the Registration Rights Agreement to extend the deadline, most recently to June 30, 2023, by which Dell Technologies is required to effect such a registration. The deadline may be extended for additional periods of up to three months each upon the written consent of the Company and the SLP stockholders.

Management Stockholders Agreement – Dell Technologies is a party to a Second Amended and Restated Management Stockholders Agreement, dated as of December 25, 2018, referred to as the Management Stockholders Agreement, with the MD stockholders, the SLP stockholders and the management stockholders parties thereto. The Management Stockholders Agreement imposes restrictions on the transfer of certain Dell Technologies securities held by the management stockholders and, among other requirements, obligates the management stockholders to refrain from entering into specified types of voting arrangements with respect to such securities.

Other Transactions

The Company has made and has agreed to make payments pursuant to indemnification obligations to certain members of the Board, Michael S. Dell and Egon Durban in their individual capacities, and Silver Lake Group LLC and the SLP stockholders in connection with litigation relating to the Class V transaction. The foregoing persons were defendants in a class action lawsuit before the Delaware Court of Chancery. The directors named as defendants were Mr. Dell, Mr. Dorman, Mr. Durban, Mr. Green and Mr. Patterson.

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Under the terms of the settlement, the plaintiffs agreed to the dismissal of all claims upon payment of a total of $1.0 billion, which amount includes all costs, expenses and fees of the plaintiff class relating to the action and its resolution. The settlement terms also provide that the settlement amount will be paid by the Company and/or the Company’s insurers pursuant to indemnification obligations of the Company to the defendants. The Company is subject to indemnification obligations, upon the satisfaction of specified conditions, to the director and stockholder defendants and their affiliates pursuant to provisions of the Delaware General Corporation Law, the Company’s certificate of incorporation and bylaws, and agreements with the defendants described in this proxy statement. A special committee of the Board consisting of directors who were not defendants in the action, advised by independent counsel, informed the Board of its determination that the defendants are entitled to indemnification under the foregoing obligations.

The $1.0 billion settlement amount is not allocated among the defendants, but rather will be paid in settlement of all claims against all of the defendants. The Company will receive $106 million of insurance proceeds with respect to the settlement amount.

The Company’s indemnification obligations include the obligation to pay the fees and expenses of the defendants’ legal counsel in connection with the defense of the action. During the period from January 28, 2022 through the date of this proxy statement, payments to such counsel were as follows: counsel representing Messrs. Durban and Patterson, $5.9 million; counsel representing Mr. Dell, $5.8 million; counsel representing Silver Lake Group LLC and the SLP stockholders, $5.0 million; and counsel representing Messrs. Dorman and Green, $4.7 million.

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Questions and Answers About the Annual Meeting

The following summary answers some questions you may have about the annual meeting. This summary may not address all of the questions that could be important to you. You will find more detailed information elsewhere in this proxy statement, including the definitions of selected capitalized terms set forth in Annex A to this proxy statement, and the documents referred to in this proxy statement.

Q:	Why am I receiving these materials?

A:

You are receiving these materials in connection with the solicitation of proxies on behalf of our Board for use at the 2023 Annual Meeting of Stockholders, which will take place on Tuesday, June 20, 2023, at 12:00 p.m., Central Time. As a stockholder as of the close of business on April 26, 2023, which is the record date fixed by the Board, you are invited to attend the online annual meeting and are urged to vote your shares on the proposals described in this proxy statement on which you are entitled to vote.

Q:	What information is contained in these materials?

A:	These materials include

•	our notice of the annual meeting of stockholders;

•	our proxy statement for the annual meeting, which contains information about the proposals to be voted on at the annual meeting, the voting process and other important information; and

•	our annual report on Form 10-K for Fiscal 2023, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

If you received a paper copy of these materials by mail, these materials also should have included a proxy card or voting instruction form.

Our annual report to stockholders is not deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:

As permitted by SEC rules, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. The Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, how to attend the annual meeting and access the complete list of stockholders entitled to vote at the meeting during the meeting, and how to vote online at the meeting.

If you received a Notice by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a paper or e-mail copy of the proxy materials free of charge, you should follow the instructions included in the Notice.

Q:	Why did some stockholders not receive a Notice in the mail?

A:	Some Dell Technologies stockholders, including stockholders who previously have requested to receive paper copies, will receive paper copies of the proxy materials instead of a Notice.

In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website hosting the proxy materials and a link to the proxy voting website.

Q:	How do I access the materials for the annual meeting or request a paper or electronic copy of the materials if I received a Notice?

A:

The Notice you received from Dell Technologies or your bank, brokerage firm or other nominee provides instructions regarding how to view Dell Technologies’ proxy materials for the annual meeting online. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16 digit control number contained in your Notice. The proxy statement and Dell Technologies’ annual report on Form 10-K for Fiscal 2023, which is our annual report to stockholders for the fiscal year, are also available electronically on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.

A paper or e-mail copy of the materials may be requested free of charge using one of the methods described in the Notice.

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Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	What proposals will be voted on at the annual meeting?

A:	Stockholders will vote on five proposals at the annual meeting:

•

Proposal 1 – To elect to the Board of Directors the seven Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee as specified in this proxy statement

•	Proposal 2 – To ratify the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 2, 2024

•	Proposal 3 – To approve named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, which we refer to as the “Say-on-Pay” proposal

•

Proposal 4 – To approve, on a non-binding, advisory basis, the frequency of future advisory votes to approve named executive officer compensation, which we refer to as the “Say-on-Pay Frequency” proposal

•	Proposal 5 – To approve the Dell Technologies Inc. 2023 Stock Incentive Plan

Q:	How does the Board recommend that I vote on these proposals?

A:	The Board unanimously recommends that you vote your shares:

•	“FOR” the election of the seven Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee, as described in Proposal 1

•	“FOR” the ratification of the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 2, 2024, as described in Proposal 2

•	“FOR” approval of named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, as described in Proposal 3

•	“FOR” “Every 1 year” as the frequency with which Dell Technologies should hold a stockholder vote to approve the compensation of its named executive officers, as described in Proposal 4

•	“FOR” approval of the Dell Technologies Inc. 2023 Stock Incentive Plan, as described in Proposal 5

Q:	Who is entitled to vote at the annual meeting?

A:

Holders of record of our Class A common stock, Class B common stock and Class C common stock as of the close of business on April 26, 2023, which is the record date fixed by the Board, are entitled to vote their shares at the annual meeting with respect to the election of the Group I director nominees in accordance with Proposal 1 and with respect to Proposals 2, 3, 4 and 5. Only holders of record of our Class C common stock as of the record date for the annual meeting are entitled to vote their shares at the annual meeting with respect to the election of the Group IV director nominee in accordance with Proposal 1.

Q:	How can I view a complete list of stockholders entitled to vote at the annual meeting?

A:

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters, which is our principal place of business, located at One Dell Way, Round Rock, Texas 78682. Any stockholder who wishes to inspect the stockholder list for any purpose germane to the annual meeting may e-mail our Investor Relations department at investor_relations@dell.com or call our Investor Relations department at (512) 728-7800 to schedule an appointment. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/DELL2023 and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice.

Q:	What constitutes a quorum for the annual meeting?

A:

To conduct any business at the annual meeting, a quorum of the holders of outstanding Dell Technologies common stock must be present in person or represented by valid proxies at the meeting. The holders of record of issued and outstanding shares of Dell Technologies common stock representing a majority of the voting power of all issued and outstanding shares of common stock entitled to vote at the meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the meeting. For a quorum to be present with respect to the election of the Group IV director, the holders of record of a majority of the issued and the outstanding shares of Class C common stock must be present in person or represented by proxy at the meeting.

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Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	How many shares may be voted at the annual meeting?

A:	As of the record date for the annual meeting, an aggregate of 729,869,101 shares of Dell Technologies common stock are issued and outstanding and entitled to vote at the meeting.

Dell Technologies has issued and outstanding shares of three series of common stock entitled to vote at the annual meeting:

•	Class A common stock, of which 378,480,523 shares are outstanding as of the record date

•	Class B common stock, of which 95,350,227 shares are outstanding as of the record date

•	Class C common stock, of which 256,038,351 shares are outstanding as of the record date

Our Class C common stock is listed on the New York Stock Exchange and is registered under Section 12 of the Exchange Act. No other series of our common stock is listed on the NYSE or registered under the Exchange Act.

Q:	What shares may I vote and what are the voting rights of the holders of Dell Technologies’ common stock?

A:	You may vote all of the shares of Dell Technologies’ common stock owned by you as of the close of business on the record date.

•	Each share of Class A common stock is entitled to ten votes per share.

•	Each share of Class B common stock is entitled to ten votes per share.

•	Each share of Class C common stock is entitled to one vote per share.

Stockholders are not entitled to cumulate their votes in the election of directors.

The holders of outstanding shares of common stock of all outstanding series of common stock will vote together as a single class for the election of the Group I director nominees in accordance with Proposal 1 and on Proposals 2, 3, 4 and 5, as well as on any other business that properly comes before the stockholders for a vote at the annual meeting. Holders of our Class C common stock will vote separately as a series for the election of the Group IV director nominee in accordance with Proposal 1.

The following table summarizes the percentage of the total votes entitled to be cast at this annual meeting by the holders of each outstanding series of common stock:

Series of Common Stock	% of Total Votes Entitled to be Cast by Series
Class A	75.8%
Class B	19.1%
Class C	5.1%

Q:	May I attend the annual meeting? What must I do to attend the meeting?

A:

The annual meeting will be conducted completely online via the internet. Stockholders may attend the meeting live, submit questions and vote by visiting www.virtualshareholdermeeting.com/DELL2023. To access the annual meeting, you will need the 16 digit control number included on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 12:00 p.m., Central Time, on June 20, 2023. Please allow ample time for online check-in, which will begin at 11:45 a.m., Central Time, on June 20, 2023.

We will endeavor to answer as many questions submitted by stockholders during the meeting as time permits. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

Q:	Why is the annual meeting a virtual, online meeting?

A:

By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we believe that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world and improve our ability to communicate more effectively with our stockholders during the meeting.

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Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Dell Technologies common stock depends on how you hold your shares:

•

Stockholder of record: If you hold shares directly in your name on records maintained by Dell Technologies’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares and the proxy materials or Notice have been sent directly to you by Dell Technologies. You may submit a proxy and vote those shares in the manner described in this proxy statement.

•

Beneficial owner: If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee, using one of the methods described on the voting instruction form, on how to vote your shares.

Q:	How may I vote my shares at the virtual annual meeting?

A:

If you hold shares of Dell Technologies common stock as the stockholder of record, you have the right to vote those shares at the annual meeting. If you are a beneficial owner and hold shares of Dell Technologies common stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee. Please follow the instructions at www.virtualshareholdermeeting.com/DELL2023 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 12:00 p.m., Central Time, on June 20, 2023. Please allow ample time for online check-in, which will begin at 11:45 a.m., Central Time, on June 20, 2023.

Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Q:	How may I vote my shares without attending the annual meeting?

A:	Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions before the annual meeting by the method or methods described below:

•

If you received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16 digit control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

•

If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16 digit control number set forth in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•

If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16 digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?

A:

If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on Monday, June 19, 2023.

If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.

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Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?

A:

Yes. Stockholders have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote online at the meeting or file a written notice with the Corporate Secretary of Dell Technologies requesting that your prior proxy be revoked (see instructions below).

•	Stockholders of record: If you are a stockholder of record, you may revoke a proxy by:

¡	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

¡	submitting a later proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on June 19, 2023;

¡	providing written notice of your revocation to our Corporate Secretary at Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary; or

¡	voting your shares at the annual meeting through the online voting platform.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy you submit will be counted.

•	Beneficial owners: If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

¡	submitting new voting instructions in the manner stated in the voting instruction form; or

¡	voting your shares at the annual meeting through the online voting platform under a legal proxy from your bank, broker or other nominee.

Q:	How do I elect to receive future proxy materials electronically?

A:

If you received a paper copy of the proxy materials or the Notice, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:

If your shares are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	Stockholders of record: If you submit a proxy to Dell Technologies but do not indicate any voting instructions, your shares will be voted as follows:

¡	“FOR” the election of each nominee for Group I director and, with respect to the holders of the Class C common stock, the nominee for Group IV director, as described in Proposal 1

¡	“FOR” Proposal 2 (ratification of appointment of independent registered public accounting firm)

¡	“FOR” Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement)

¡	“FOR” “Every 1 year” on Proposal 4 (advisory vote on frequency of holding future advisory votes to approve named executive officer compensation)

¡	“FOR” Proposal 5 (approval of the Dell Technologies Inc. 2023 Stock Incentive Plan)

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Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

•

Beneficial owners: If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), Proposal 4 (advisory vote on frequency of holding future advisory votes to approve named executive officer compensation) and Proposal 5 (approval of the Dell Technologies Inc. 2023 Stock Incentive Plan), you must instruct your bank, brokerage firm or other nominee how to vote your shares. A bank, brokerage firm or other nominee that holds shares for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered to be “routine” in nature. Proposal 2 (ratification of appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 2, 2024) is the only proposal to be acted on at the annual meeting that will be considered routine. Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote shares it holds for a beneficial owner on any proposals that are considered “non-routine.” The non-routine proposals for the annual meeting consist of Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), Proposal 4 (advisory vote on frequency of holding future advisory votes to approve named executive officer compensation) and Proposal 5 (approval of the Dell Technologies Inc. 2023 Stock Incentive Plan).

Consequently, if you hold your shares of Dell Technologies common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), Proposal 4 (advisory vote on frequency of holding future advisory votes to approve named executive officer compensation) or Proposal 5 (approval of the Dell Technologies Inc. 2023 Stock Incentive Plan), but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” with respect to the non-routine proposals (Proposals 1, 3, 4 and 5) if you do not provide your nominee specific voting instructions on those proposals.

If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.

Q:	What vote is required to approve each of the proposals?

A:

The voting requirements for approval of the proposals at the annual meeting under Delaware corporate law and the Dell Technologies certificate of incorporation and bylaws, assuming a quorum is present or represented by proxy at the meeting, are as follows:

Proposal	Vote Required

Proposal 1: Election of directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors

Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal

Proposal 3: Advisory vote to approve named executive officer compensation as disclosed in this proxy statement (Say-on-Pay)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal

Proposal 4: Advisory vote on whether future advisory votes to approve named executive officer compensation should be held every 1 year, every 2 years or every 3 years (Say-on-Pay Frequency)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal (if no option – every 1 year, every 2 years or every 3 years – is approved by shares representing a majority of the voting power, the option receiving the greatest number of votes will be deemed to constitute the stockholders’ preference on this matter)

Proposal 5: Approval of the Dell Technologies Inc. 2023 Stock Incentive Plan	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal

In addition, under NYSE rules, the minimum vote that will constitute stockholder approval of the Dell Technologies Inc. 2023 Stock Incentive Plan will be a majority of the votes cast on Proposal 5, with the votes cast calculated in accordance with our certificate of incorporation and bylaws and Delaware corporate law.

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Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	What effect do abstentions and broker non-votes have for purposes of determining whether a quorum is present and for purposes of determining the outcome of the proposals?

A:	If your shares are counted as either an abstention or a broker non-vote, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.

The effect of abstentions and broker non-votes on the outcome of the proposals will vary with the proposal:

•

Abstentions: Abstentions will have no effect on the outcome of the vote on Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), Proposal 4 (advisory vote on frequency of holding future advisory votes to approve named executive officer compensation) and Proposal 5 (approval of the Dell Technologies Inc. 2023 Stock Incentive Plan).

•	Broker non-votes: There are not expected to be any broker non-votes with respect to voting on Proposal 2. Broker non-votes will have no effect on the outcome of the vote on Proposal 1, 3, 4 or 5.

Q:	How will the voting power of shares held by our principal stockholders affect approval of the proposals being voted on at the annual meeting?

A:

Our principal stockholders, consisting of the MD stockholders and the SLP stockholders referred to below, have the ability to ensure approval of all of the proposals to be voted on at the annual meeting, except the election of the Group IV director nominee in accordance with Proposal 1. Only holders of our outstanding Class C common stock will be entitled to vote for the election of the Group IV nominee.

As of the record date for the annual meeting, Michael S. Dell and the other MD stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 52.6% of the outstanding shares of our common stock, including approximately 99.9% of the outstanding Class A common stock, representing approximately 75.7% of the total voting power of the outstanding shares of all outstanding series of common stock. By reason of their ownership of the Class A common stock, the MD stockholders have the ability:

•	to elect the directors nominated for election as Group I directors at the annual meeting; and

•	to determine the outcome of Proposals 2, 3, 4 and 5.

As of the record date for the annual meeting, certain investment funds affiliated with Silver Lake and the other SLP stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 13.1% of the outstanding shares of our common stock, including all of the Class B common stock, representing approximately 19.1% of the total voting power of the outstanding shares of all outstanding series of common stock.

Q:	What happens if additional matters are presented at the annual meeting?

A:

If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. As of the date of this proxy statement, other than the proposals described in this proxy statement, the Company has not received valid notice of any other business to be acted upon at the annual meeting.

Q:	Who will count the votes?

A:	Broadridge Financial Solutions, Inc. will count the votes for the annual meeting. A representative or agent of Broadridge Financial Solutions, Inc. will certify the votes as the inspector of election.

Q:	Where can I find the voting results of the annual meeting?

A:

Dell Technologies will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Dell Technologies files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:

Dell Technologies will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile transmission, by electronic means or by advertisements by directors, executive officers and other employees of Dell Technologies or its subsidiaries, without additional compensation. Dell Technologies will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

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Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	Are copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K available electronically?

A:

Yes. Copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K for Fiscal 2023 without exhibits are available on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section. Copies of the proxy materials and our annual report on Form 10-K for Fiscal 2023 with exhibits are available on our website at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov.

Q:	What is “householding” and how does it affect me?

A:

For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information – Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of Dell Technologies’ principal executive offices?

A:	The mailing address of Dell Technologies’ principal executive offices is One Dell Way, Round Rock, Texas 78682.

Q:	Who can help answer my other questions or help me if I need other assistance?

A:

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the proxy card, please contact Investor Relations at investor_relations@dell.com. If you experience technical difficulties while accessing or attending the annual meeting, please call the technical support number found on the virtual meeting site for assistance.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

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Additional Information

Director Nomination Process

Director Qualifications – The Board has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 – Election of Directors – Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Dell Technologies over time.

Selection and Nomination Process – Whenever a vacancy occurs on the Board with respect to a director, either because of a newly created director position or a serving director’s death, resignation, removal or retirement, the Board will select a person to fill the vacancy, including, to the extent applicable, in accordance with the terms of the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements – Stockholder Rights to Nominate Directors.” The new director will serve as a director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

The Board may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The Board also may engage outside search firms to identify suitable candidates.

The Board may engage in any investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.

Stockholder Recommendations to the Board of Directors – Dell Technologies’ stockholders may recommend individuals to the Board for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Board, c/o Board Liaison, Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682. If the appropriate information is provided in a timely manner, the Board generally will consider these candidates in substantially the same manner as it considers other Board candidates. Dell Technologies’ stockholders also may nominate director candidates by following the advance notice provisions of the Dell Technologies bylaws, as described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Bylaw Provisions” and other requirements described below.

Stockholder Nominations – Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board, must follow the procedures described in the Dell Technologies bylaws. Those procedures are described below under “– Stockholder Proposals for Next Year’s Annual Meeting.”

Re-Election of Existing Directors – In considering whether to recommend directors who are eligible to stand for re-election, the Board may consider a variety of factors, including a director’s past contributions to the Board and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles (including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation led by the Lead Independent Director, the independence of the director and the nature and extent of the director’s activities on behalf of companies other than Dell Technologies. No candidate will be nominated for election to the Board if the candidate’s service for the new term would begin after the candidate’s 72nd birthday.

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Stockholder Proposals for Next Year’s Annual Meeting

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2024 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8. Further, in accordance with the Dell Technologies bylaws, nominations of persons for election to the Board or other stockholder proposals will be eligible for consideration at the 2024 annual meeting without inclusion in the proxy materials. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees also are required to deliver a notice under the SEC’s universal proxy rules referred to below.

Inclusion in Next Year’s Proxy Statement – A stockholder who wishes to present a proposal for inclusion in next year’s proxy statement in accordance with Rule 14a-8 must deliver the proposal to Dell Technologies’ principal executive offices no later than the close of business on January 11, 2024. Submissions must be addressed to Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.

Bylaw Provisions – In accordance with the Dell Technologies bylaws, a stockholder who desires to present a nomination of persons for election to the Board or other proposal for consideration at next year’s annual meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal no earlier than February 21, 2024 and no later than the close of business on March 22, 2024 unless we publicly announce a different submission deadline in accordance with our bylaws.

The submission must contain the information specified in our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Dell Technologies’ stock transfer records), the number of Dell Technologies shares beneficially owned by the stockholder, and a description of any material direct or indirect financial or other interest that the stockholder (or any affiliate or associate) may have in the proposal. For information about these requirements, you should refer to our bylaws, which we have filed with the SEC. Proposals must be addressed to Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary.

The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.

For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.

Solicitation of Proxies in Support of Other Director Nominees – In addition to complying with the foregoing advance notice provisions of the Dell Technologies bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in connection with next year’s annual meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2024.

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Stockholders Sharing the Same Last Name and Address

Only one copy of the proxy statement and annual report on Form 10-K for Fiscal 2023 or Notice of Internet Availability of Proxy Materials for this annual meeting is being sent to stockholders who share the same last name and address, unless they have notified Dell Technologies that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.

If you received a “householded” mailing this year and would like to receive a separate copy of the proxy materials, Dell Technologies will deliver a copy promptly upon your request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

You also may download a copy of any of these materials on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.

To opt out of householding for future distributions of proxy materials, you may notify Dell Technologies using the contacts for the Investor Relations department provided above.

If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Dell Technologies of your preference using the contacts for the Investor Relations department provided above.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Dell Technologies stock at two different brokerage firms, your household will receive two copies of the annual meeting materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.

Availability of Annual Report on Form 10-K

This proxy statement is accompanied by our annual report on Form 10-K for Fiscal 2023, which is our annual report to stockholders for the fiscal year. The Form 10-K report is available on our website at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov. You may obtain free of charge a printed version of the Form 10-K report, without exhibits, upon request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

Other Matters

To the extent that this proxy statement is incorporated by reference into any other filing by Dell Technologies under the Exchange Act or the Securities Act of 1933, the sections of this proxy statement titled “Compensation Committee Report,” “Report of the Audit Committee,” and “Pay Versus Performance Disclosure,” to the extent permitted by the rules of the SEC, will not be deemed incorporated into such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Dell Technologies website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

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Annex A

Selected Definitions

A reference in this proxy statement to:

•

“MD stockholders” means Michael S. Dell and Susan Lieberman Dell Separate Property Trust and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

•

“MSD Partners stockholders” means MSDC Denali Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited liability company, and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

•

“SLP stockholders” means Silver Lake Partners III, L.P., a Delaware limited partnership, Silver Lake Technology Investors III, L.P., a Delaware limited partnership, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, and any person to which any of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

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Annex B

Dell Technologies Inc. 2023 Stock Incentive Plan

1.    Purpose of the Plan.

The purpose of this Dell Technologies Inc. 2023 Stock Incentive Plan (as it may be amended and restated from time to time, the “Plan”) is to aid Dell Technologies Inc., a Delaware corporation (the “Company”), and its Affiliates in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate such persons to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting or selling of Awards. The Company expects that it will benefit from aligning the interests of such persons with those of the Company and its Affiliates by providing them with equity-based awards with respect to shares of Class C Common Stock and cash-denominated awards.

2.    Definitions. For purposes of the Plan, the following capitalized terms shall have their respective meanings set forth below:

(a)    “Affiliate” shall mean, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. The term “control” means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms “controlled” or “controlling” have meanings correlative to the foregoing. Notwithstanding the foregoing, for purposes of the Plan, (i) the Company, its Subsidiaries and its other controlled Affiliates shall not be considered Affiliates of any of the Sponsor Stockholders or any of such party’s Affiliates (other than the Company, its Subsidiaries and its other controlled Affiliates), (ii) none of the MD Stockholders and the MSD Partners Stockholders, on the one hand, and/or the SLP Stockholders, on the other hand, shall be considered Affiliates of each other, and (iii) none of the Sponsor Stockholders shall be considered Affiliates of (A) any portfolio company in which any of the Sponsor Stockholders or any of their investment fund Affiliates have made a debt or equity investment (and vice versa) or (B) any limited partners, non-managing members or other similar direct or indirect investors in any of the Sponsor Stockholders or their affiliated investment funds.

(b)    “Applicable Employee” shall mean (i) with respect to any Management Stockholder that is or was an employee, Non-Sponsor Director or consultant of the Company or any of its Subsidiaries, such employee, Non-Sponsor Director or consultant, and (ii) with respect to any Management Stockholder that is not or was not an employee, Non-Sponsor Director or consultant of the Company or any of its Subsidiaries, the current or former employee, Non-Sponsor Director or consultant of the Company or any of its Subsidiaries with respect to whom such Management Stockholder is an Affiliate or a Permitted Transferee on or after December 25, 2018.

(c)    “Applicable Law” shall mean the legal requirements relating to the administration of an equity compensation plan under applicable U.S. federal and state corporate and securities laws, the Code, any stock exchange rules or regulations, and the applicable laws of any other country or jurisdiction, as such laws, rules, regulations and requirements shall be in place from time to time.

(d)    “Award” shall mean any Stock Award or any cash-denominated award designated by the Committee as an award under the Plan, which in either case may, but need not, be designated by the Committee as a Performance Compensation Award.

(e)    “Award Agreement” shall mean a written agreement between the Company and a holder of an Award, executed by the Company, evidencing the terms and conditions of such Award.

(f)    “Board” shall mean the Board of Directors of the Company.

(g)    “Cause” with respect to a Participant shall mean “Cause” as defined in the applicable Award Agreement or, if “Cause” is not defined therein, the occurrence of any of the following: (i) a violation of the Participant’s obligations regarding confidentiality or the protection of sensitive, confidential or proprietary information, or trade secrets, or a violation of any other restrictive covenant by which the Participant is bound; (ii) an act or omission by the Participant resulting in the Participant being charged with a criminal offense which constitutes a felony or involves moral turpitude or dishonesty; (iii) conduct by the Participant which constitutes gross neglect, insubordination, willful misconduct, or a breach of any code of conduct of the Subsidiary that employs the Participant or a fiduciary duty to the Company, any of its Affiliates or the stockholders of the Company; or (iv) a determination by the Company’s senior management that the Participant violated state or federal law relating to the workplace environment, including, without limitation, laws relating to sexual harassment or age, sex, race or other prohibited discrimination.

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(h)    “Change in Control” shall mean the occurrence of any one or more of the following events:

(i)    the sale or disposition, in one or a series of related transactions, to any Person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than to the Sponsor Stockholders or any of their respective Affiliates or to any Person or group in which any of the foregoing is a member, of all or substantially all of the consolidated assets of the Company;

(ii)    any Person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders or any of their respective Affiliates or any Person or group in which any of the foregoing is a member, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding shares of Common Stock, excluding as a result of any merger or consolidation that does not constitute a Change in Control pursuant to clause (iii);

(iii)    any merger or consolidation of the Company with or into any other Person, unless the holders of the Common Stock immediately prior to such merger or consolidation beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) a majority of the outstanding shares of the common stock (or equivalent voting securities) of the surviving or successor entity (or the parent entity thereof); or

(iv)    individuals who as of the beginning of any consecutive two-year period constitute the Board (“Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, that any individual who subsequently becomes a director of the Company and whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then constituting the Incumbent Board shall be deemed a member of the Incumbent Board; and provided, further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board, shall not be deemed a member of the Incumbent Board.

(i)    “Class C Common Stock” shall mean the Class C common stock, par value $0.01 per share, of the Company and any class or series of Common Stock into which the Class C Common Stock may be converted or exchanged.

(j)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(k)    “Committee” shall mean the Compensation Committee of the Board (or a subcommittee thereof), or such other committee of the Board to which the Board has delegated power to act pursuant to the provisions of the Plan; provided, that in the absence of any such committee, the term “Committee” shall mean the Board. For the avoidance of doubt, the Board shall at all times be authorized to act as the Committee under or pursuant to any provisions of the Plan.

(l)    “Common Stock” shall mean the Class C Common Stock and any other class or series of common stock of the Company.

(m)    “Consultant” shall mean any person engaged by the Company or any of its Affiliates as a consultant or independent contractor to render consulting, advisory or other services and who is compensated for such services and who may be offered securities registrable on Form S-8 under the Securities Act, or offered under any available exemption from Securities Act registration, as applicable.

(n)    “Designated Foreign Subsidiaries” shall mean the Company or any of its Affiliates that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(o)    “Disability” shall mean either (i) the inability of the Applicable Employee of a Management Stockholder to perform his or her duties and obligations for any ninety (90) days during a period of one hundred eighty (180) consecutive days due to mental or physical incapacity, as determined by a physician selected by the Board, or (ii) being qualified to receive payments pursuant to any applicable employer-sponsored group long-term disability insurance benefit program in which such Applicable Employee participates.

(p)    “DTI Securities” shall mean the Common Stock, any equity or debt securities exercisable or exchangeable for, or convertible into, Common Stock, and any option, warrant or other right to acquire any Common Stock or such equity or debt securities of the Company.

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(q)    “Effective Date” shall mean              , 2023, which was the date on which the Plan was approved by the stockholders of the Company.

(r)    “Employment” shall mean (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s services as a Consultant, if the Participant is a Consultant, and (iii) a Participant’s services as a non-employee member of the Board or the board of directors (or equivalent governing body) of any Affiliate of the Company.

(s)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(t)    “Fair Market Value” shall mean, as of any date, the value of a share of Class C Common Stock determined as follows: (i) if there should be a public market for the Class C Common Stock on such date, the closing price of such share as reported on such date on the composite tape of the principal national securities exchange on which such share is listed or admitted to trading, or if such share is not listed or admitted on any national securities exchange, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any established U.S. interdealer quotation system on which such prices are regularly quoted (a “Quotation System”), or, if no sale of such share shall have been reported on the composite tape of the principal national securities exchange or quoted on a Quotation System on such date, then the immediately preceding date on which sales of such share has been so reported or quoted shall be used; and (ii) if there should not be a public market for a share of Class C Common Stock on such date, then Fair Market Value shall be the price determined in good faith by the Board (or a committee thereof).

(u)    “GAAP” shall mean accounting principles generally accepted in the United States of America.

(v)    “Good Reason” with respect to a Participant shall mean “Good Reason” as defined in the applicable Award Agreement or if “Good Reason” is not defined therein and the Participant is an employee of the Company or any of its Affiliates, “Good Reason” shall mean the occurrence of any of the following: (i) a material reduction in the Participant’s base salary; or (ii) a change in the Participant’s principal non-remote place of work to a location of more than fifty (50) miles from the Participant’s principal non-remote place of work immediately prior to such change that also increases the Participant’s regular one-way commute; provided, that the Participant provides written notice to the Company or any Affiliate employing such Participant of the existence of any such condition within ninety (90) days of the Participant having actual knowledge of the initial existence of such condition and the Company or any Affiliate employing such Participant fails to remedy the condition within thirty (30) days of receipt of such notice (the “Cure Period”). If the Good Reason condition remains uncured following the Cure Period, in order to resign for Good Reason a Participant must actually terminate Employment no later than thirty (30) days following the end of such Cure Period. If a Participant is not an employee of the Company or any of its Affiliates, Good Reason shall be inapplicable to such Participant, unless such Participant’s Award Agreement contains a definition of Good Reason.

(w)    “Initial Director Grant” shall mean the Stock Award granted to a Participant who is a non-employee member of the Board upon commencement of such Participant’s initial service on the Board.

(x)    “ISO” shall mean a stock option to acquire shares of Class C Common Stock that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder, as amended from time to time.

(y)    “Management Stockholders” shall mean (i) all stockholders of the Company other than the MD Stockholders and the SLP Stockholders referred to as Stockholders in the Dell Technologies Inc. Second Amended and Restated Management Stockholders Agreement, dated as of December 25, 2018, by and among the Company and the other parties thereto, as it may be amended from time to time, including, without limitation, any such amendment that may be made in an Award Agreement (the “Management Stockholders Agreement”), and (ii) any other Person (other than the Company and the Sponsor Stockholders) who becomes a party to the Management Stockholders Agreement pursuant to, and in accordance with, Article VI thereof whether or not such Person is an employee, Non-Sponsor Director or consultant of the Company and/or its Affiliates. For the avoidance of doubt, each Management Stockholder shall continue to be a Management Stockholder notwithstanding the Applicable Employee of such Management Stockholder no longer being employed with or providing services to the Company or any of its Affiliates.

(z)    “MD” shall mean Michael S. Dell.

(aa)    “MD Charitable Entity” shall mean the Michael & Susan Dell Foundation and any other private foundation or supporting organization (as defined in Section 509(a) of the Code) established and principally funded directly or indirectly by MD and/or his spouse.

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Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

(bb)    “MD Fiduciary” shall mean any trustee of an inter vivos or testamentary trust appointed by MD.

(cc)    “MD Immediate Family Member” shall mean, with respect to any MD Stockholder that is a natural person, (i) such natural person’s spouse, children (whether natural or adopted as minors), grandchildren or more remote descendants, siblings, spouse’s siblings and (ii) the lineal descendants of each of the individuals described in the immediately preceding clause (i).

(dd)    “MD Stockholders” shall mean MD and SLD Trust together and with respective Permitted Transferees that acquire Common Stock.

(ee)    “MSD Partners Stockholders” shall mean MSDC Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited partnership, collectively and with (i) their respective Permitted Transferees that acquired Common Stock pursuant to the MSD Partners Stockholders Agreement and (ii) (A) any Person or group of Affiliated Persons to which the MSD Partners Stockholders and their respective Permitted Transferees have transferred, at substantially the same time, an aggregate number of shares of Common Stock greater than 50% of the outstanding shares of Common Stock owned by the MSD Partners Stockholders immediately following the closing of the merger transaction on September 7, 2016 pursuant to which EMC Corporation became a wholly-owned subsidiary of the Company (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after such transaction) and (B) any Permitted Transferees of such Persons specified in clause (ii)(B).

(ff)    “MSD Partners Stockholders Agreement” shall mean the MSD Partners Stockholders Agreement, dated as of December 25, 2018, by and among the Company, Denali Intermediate Inc., Dell Inc., Denali Finance Corp., Dell International L.L.C., EMC Corporation, each other subsidiary of the Company party thereto, MD and SLD Trust (for the purposes specified therein), the MSD Partners Stockholders, each party thereto identified therein as a MSD Partners Co-Investor, and any other person who becomes a party thereto.

(gg)    “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award.

(hh)    “Non-Sponsor Director” shall mean any director who is not an Affiliate of the Sponsor Stockholders.

(ii)    “Option” shall mean a stock option granted pursuant to Section 6 of the Plan.

(jj)    “Option Price” shall mean the purchase price per share of an Option, as determined pursuant to Section 6(a) of the Plan.

(kk)    “Other Stock-Based Awards” shall have the meaning given to such term in Section 8 of the Plan.

(ll)    “Participant” shall mean a person eligible to receive an Award pursuant to Section 4 of the Plan and who actually receives an Award or, if applicable, such other person who holds an outstanding Award.

(mm)    “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award subject to achievement of Performance Goals over a Performance Period specified by the Committee, pursuant to Section 9 of the Plan.

(nn)    “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.

(oo)    “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(pp)    “Performance Goals” shall mean the one or more goals established by the Committee for the Performance Period of Performance Compensation Awards, based upon the Performance Criteria.

(qq)    “Performance Period” shall mean the one or more periods of time of not less than twelve (12) months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

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Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

(rr)    “Permitted Transferees” shall mean:

(i)    in the case of the MD Stockholders: (A) MD, SLD Trust or any MD Immediate Family Member; (B) any MD Charitable Entity; (C) one or more trusts whose current beneficiaries are and will remain for so long as such trust holds any DTI Securities, any of (or any combination of) MD, one or more MD Immediate Family Members or MD Charitable Entities; (D) any corporation, limited liability company, partnership or other entity wholly-owned by any one or more persons or entities described in sub-clauses (A), (B) or (C) of this clause (i); or (E) from and after MD’s death, any recipient under MD’s will, any revocable trust established by MD that becomes irrevocable under MD’s death, or by the laws of descent and distribution;

(ii)    in the case of the SLP Stockholders: (A) any of their respective controlled Affiliates (other than portfolio companies); or (B) an affiliated private equity fund of such SLP Stockholders that remains such an Affiliate or affiliated private equity fund of such SLP Stockholders (which shall include any special purpose entity formed as part of a “fund-to-fund” transfer of all or a portion such SLP Stockholder’s investment in the Company, provided that all of the investors in such special purpose entity are, at the time of such transfer, partners or stockholders of such SLP Stockholder and such special purpose entity is managed by such SLP Stockholder or one of its Affiliates);

(iii)    in the case of the MSD Partners Stockholders: (A) any of their controlled Affiliates (other than portfolio companies); and (B) an affiliated private equity fund of the MSD Partners Stockholders that remains such an Affiliate or affiliated private equity fund of such MSD Partners Stockholders, provided that the MD Stockholders and the Permitted Transferees of the MD Stockholders shall not be Permitted Transferees of any MSD Partners Stockholders; and

(iv)    in the case of any Management Stockholder, the Applicable Employee of such Management Stockholder, any family trusts and other estate-planning vehicles controlled solely by the Applicable Employee of such Management Stockholder and with respect to which the sole beneficiaries are the Applicable Employee of such Management Stockholder and/or such Applicable Employee’s (A) spouse, children (whether natural or adopted as minors) grandchildren or more remote descendants and (B) the lineal descendants of each of the persons described in preceding clause (A), provided, that any such transferee enters into a joinder agreement in the form annexed to the Management Stockholders Agreement.

Each MD Stockholder shall be a Permitted Transferee of each other MD Stockholder. Each SLP Stockholder shall be a Permitted Transferee of each other SLP Stockholder. Each MSD Partners Stockholder shall be a Permitted Transferee of each other MSD Partners Stockholder.

(ss)    “Person” shall mean an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity, or a government or any agency or political subdivision thereof.

(tt)    “Prior Plan” shall mean the Dell Technologies Inc. 2013 Stock Incentive Plan, as amended and restated.

(uu)    “Qualifying Director” shall mean a person who is, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(vv)    “Securities Act” shall mean the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ww)    “Share Limit” shall have the meaning given to such term in Section 4(a) of the Plan.

(xx)    “shares” shall mean shares of Class C Common Stock.

(yy)    “SLD Trust” shall mean Susan Lieberman Dell Separate Property Trust.

(zz)    “SLP Stockholders” shall mean Silver Lake Partners III, L.P., a Delaware limited partnership, Silver Lake Technology Investors III, L.P., a Delaware limited partnership, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, collectively and together with their Permitted Transferees that acquire Common Stock.

(aaa)    “Sponsor Stockholders” shall mean the MD Stockholders together with the SLP Stockholders.

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(bbb)    “Stock Appreciation Right” shall mean a stock appreciation right granted pursuant to Section 7 of the Plan.

(ccc)    “Stock Award” shall mean (i) an Option, Stock Appreciation Right or Other Stock-Based Award granted (or sold) pursuant to the Plan or (ii) a cash-denominated Award that the Committee determines to settle in shares of Class C Common Stock.

(ddd)    “Sub-Plans” shall mean any sub-plan to the Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Share Limit and the other limits specified in Section 4(a) and Section 5 of the Plan shall apply in the aggregate to the Plan and any and all Sub-Plans adopted hereunder.

(eee)    “Subsidiary” shall mean with respect to any Person, any entity of which (i) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or other business entity.

3.    Administration by Committee.

(a)    The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof, and, to the extent required by Applicable Law, the Committee shall be composed exclusively of members who are independent directors in accordance with the rules of any stock exchange on which the Company’s stock is listed. To the extent the Company deems it necessary to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member shall, at the time such member takes any action with respect to a Stock Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Stock Award granted by the Committee that is otherwise validly granted under the Plan.

(b)    Stock Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by any entity acquired by the Company or with which the Company combines. The number of shares available for Stock Awards under the Plan shall be increased by the corresponding number of outstanding awards assumed and, in the case of a substitution, by the net increase in the number of shares of Class C Common Stock underlying such substitute awards before and after the substitution.

(c)    Except as provided in Section 3(b) and Section 10 of the Plan, the Committee may not: (i) amend the terms of an outstanding Option or Stock Appreciation Right to reduce the Option Price or exercise price, as applicable, of such Option or Stock Appreciation Right; (ii) cancel an outstanding Option or Stock Appreciation Right in exchange or substitution for an Option or Stock Appreciation Right with an Option Price or exercise price, as applicable, that is less than the Option Price or exercise price, as applicable, of the original Option or Stock Appreciation Right; or (iii) cancel an outstanding Option or Stock Appreciation Right with an Option Price or exercise price, as applicable, above the current Fair Market Value per share of Class C Common Stock covered by such Award in exchange for cash or other securities, in the case of each of clauses (i), (ii) and (iii), unless such action is subject to and approved by the Company’s stockholders or would not be deemed to be a repricing under the rules of the principal national securities exchange or securities market on which Class C Common Stock is listed or publicly traded.

(d)    Subject to the terms of the Plan and each Award Agreement, the Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, without limitation, Participants and their beneficiaries or successors), whether or not discretion is referenced with respect to such interpretation or administrative action and except for an express reference to the contrary. The Committee shall have the full power and authority to establish the terms and conditions of

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any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions, such as any minimum vesting condition imposed by the Plan).

(e)    The Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or an Affiliate; provided, that such delegation and grants are consistent with Applicable Law and guidelines established by the Board from time to time; and, provided, further, that the Committee may not delegate authority hereunder to (i) make awards to members of the Board, (ii) make awards to employees who are officers of the Company or who are delegated authority to make awards under this Section 3(e), or (iii) interpret the Plan, any Award or any Award Agreement.

4.    Shares Subject to the Plan and Participation.

(a)    Available Shares. Subject to such additional shares of Class C Common Stock as shall be available for issuance pursuant to Section 10 of the Plan, the maximum number of shares of Class C Common Stock which may be issued under the Plan is (i) 50,000,000, plus (ii) the number of shares of Class C Common Stock that remain available for future grants under the Prior Plan as of the Effective Date, plus (iii) the number of shares of Class C Common Stock subject to outstanding awards granted under the Prior Plan that expire or terminate prior to exercise or settlement and would again become available under the Prior Plan, as and when such other shares become available after the Effective Date (the aggregate number of shares referred to in clauses (i), (ii) and (iii), the “Share Limit”). The maximum number of shares for which ISOs may be granted under the Plan is 50,000,000. The shares of Class C Common Stock may consist, in whole or in part, of authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing. The issuance of shares or the payment of cash upon the exercise of a Stock Award or in consideration of the cancellation or termination of a Stock Award shall reduce the total number of shares of Class C Common Stock available under the Plan. Shares of Class C Common Stock which are subject to Stock Awards which terminate or lapse without the payment of consideration (other than Stock Awards assumed or substituted pursuant to Section 3(b)) may be subject to Stock Awards subsequently granted under the Plan, unless prohibited by Applicable Law.

(b)    Participation. Employees, Consultants, non-employee members of the Board and other service providers of the Company and its Affiliates shall be eligible to be selected to receive Awards under the Plan; provided, that ISOs may be granted only to employees of the Company or any subsidiary corporation, as defined in Section 424(f) of the Code, of the Company.

5.    General Limitations.

(a)    Tenth Anniversary. No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond such date.

(b)    Minimum Vesting Applicable to Stock Awards. Notwithstanding any other provision of the Plan to the contrary, any Stock Award granted under the Plan shall vest no earlier than the first anniversary of the grant date of the Stock Award; provided, that the following Stock Awards shall not be subject to the foregoing minimum vesting requirement: (i) Stock Awards granted pursuant to Section 3(b) of the Plan; (ii) shares of Class C Common Stock delivered in lieu of fully vested cash obligations; (iii) any additional Stock Awards the Committee may grant, up to a maximum of five percent (5%) of the Share Limit pursuant to Section 4(a) (subject to adjustment pursuant Section 10); and (iv) dividend equivalent rights as described under Section 5(c); and provided, further, that the foregoing restriction shall not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Stock Award, including in cases of termination without Cause, death, Disability, or in connection with or upon a Change in Control, pursuant to the terms of the applicable Award Agreement, or otherwise.

(c)    Dividend Equivalent Rights. Dividend equivalent rights on Class C Common Stock may be granted under the Plan as Other Stock-Based Awards; provided, that the Committee may not grant dividend equivalent rights in connection with, or related to, Options or Stock Appreciation Rights. Notwithstanding any contrary provision in the Plan, any dividend equivalent right granted as a component of another Stock Award shall be subject to the same restrictions and risk of forfeiture as the underlying Stock Award and shall be paid only upon satisfaction of the vesting conditions and/or achievement of the Performance Goals applicable to such Stock Award.

6.    Terms and Conditions of Options.

Options granted under the Plan shall be, as determined by the Committee, non-qualified or ISOs for federal income tax purposes, as evidenced by the related Award Agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine.

(a)    Option Price. The Option Price per share shall be determined by the Committee, but, in the case of an Option over Class C Common Stock, shall not be less than 100% of the Fair Market Value of a share of Class C Common Stock on the date an Option

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is granted (other than in the case of Options granted in substitution for previously granted awards, as described in Section 3 of the Plan).

(b)    Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee consistent with the Plan (including, but not limited to, Section 5(b) of the Plan), but in no event shall an Option be exercisable more than ten (10) years after the date it is granted.

(c)    Exercise of Options. Except as otherwise provided in the Plan or in the applicable Award Agreement, an Option may be exercised for all, or from time to time any part, of the shares of Class C Common Stock for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the latest of (i) the date a notice of exercise is received by the Company, (ii) the date payment is received by the Company pursuant to clause (A) or (B) of the following sentence, and (iii) the date on which any condition for exercise imposed by the Committee that is consistent with the terms of the Plan and the applicable Award Agreement is satisfied. The purchase price for the shares of Class C Common Stock for which an Option is exercised shall be paid to the Company as designated by the Committee or as specified in the applicable Award Agreement, pursuant to one or more of the following methods: (A) in cash or its equivalent (e.g., by personal check or wire transfer); or (B) in each case to the extent expressly permitted by the Committee in the applicable Award Agreement or otherwise: (1) in shares of Class C Common Stock having a Fair Market Value equal to the aggregate Option Price for the shares being purchased and satisfying such other reasonable requirements as may be imposed by the Committee; provided, that such shares have been held by the Participant for no less than six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying GAAP), (2) partly in cash and partly in such shares, (3) if the Class C Common Stock is registered under the Exchange Act and traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to sell such shares obtained upon the exercise of such Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the shares being purchased, (4) by delivering (on a form prescribed by the Company) a full-recourse promissory note, or (5) through net settlement in shares of Class C Common Stock. No Participant shall have any rights to dividends or other rights of a stockholder with respect to shares subject to an Option until the Company has issued the shares issuable in accordance with the exercise of such Option to such Participant following the exercise date of such Option. No fractional shares of Class C Common Stock will be issued upon exercise of an Option, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of shares will be rounded downward to the next whole share. Notwithstanding the foregoing, the Committee may, in its discretion, elect at any time to pay cash or part cash and part shares of Class C Common Stock in lieu of issuing only shares in respect of such exercise. If a cash payment is made in lieu of issuing any shares in respect of the exercise of an Option, the amount of such payment shall be equal to the product of the number of shares subject to the Option for which a cash payment is being made multiplied by the excess of the Fair Market Value per share of Class C Common Stock as of the date of exercise over the Option Price.

(d)    ISOs. The Committee may grant Options exercisable for Class C Common Stock under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code. No ISO may be granted to any Participant who, at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of shares acquired upon the exercise of an ISO either (i) within two (2) years after the date of grant of such ISO or (ii) within one (1) year after the transfer of such shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award Agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided, that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

(e)    Attestation. Wherever in the Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering shares of Class C Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of shares from the shares acquired by the exercise of the Option, as appropriate.

(f)    Compliance With Laws, Etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner in which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to

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time, or any other Applicable Law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

7.    Terms and Conditions of Stock Appreciation Rights.

(a)    Grants. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of shares of Class C Common Stock covered by such Option (or such lesser number of shares as the Committee may determine), and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in the applicable Award Agreement).

(b)    Terms. The exercise price per share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a share of Class C Common Stock covered by the Stock Appreciation Right on the date the Stock Appreciation Right is granted (other than in the case of Stock Appreciation Rights granted in substitution of previously granted awards, as described in Section 3 of the Plan); provided, that in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one share of the Class C Common Stock over (B) the exercise price per share, multiplied by (ii) the number of shares of Class C Common Stock covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one share of the Class C Common Stock over (B) the Option Price per share, multiplied by (ii) the number of shares of Class C Common Stock covered by the Option, or portion thereof, which is surrendered. In addition, each Stock Appreciation Right that is granted in conjunction with an Option or a portion thereof shall automatically terminate upon the exercise of such Option or portion thereof, as applicable. Payment shall be made in shares or in cash, or partly in shares and partly in cash (any such shares valued at such Fair Market Value), all as shall be determined by the Committee. For purposes of this Section 7 the exercise date of a Stock Appreciation Right shall be the later of (i) the date on which a notice of exercise is received by the Company stating the number of shares with respect to which the Stock Appreciation Right is being exercised, and (ii) the date on which any condition for exercise imposed by the Committee that is consistent with the terms of the Plan and the applicable Award Agreement is satisfied. No Participant shall have any rights to dividends or other rights of a stockholder with respect to shares issuable under an Award of Stock Appreciation Rights until the Company has issued the shares issuable in accordance with the exercise of such Stock Appreciation Rights to such Participant following the exercise date of such Stock Appreciation Rights. No fractional shares of Class C Common Stock shall be issued in payment for Stock Appreciation Rights, but instead cash shall be paid for a fraction of a share or, if the Committee shall so determine, the number of shares shall be rounded downward to the next whole share. Notwithstanding the foregoing, the Committee may, in its discretion, elect at any time to pay cash or part cash and part shares of Class C Common Stock in lieu of issuing only shares in respect of such exercise. If a cash payment is made in lieu of issuing any shares in respect of the exercise of an Award of Stock Appreciation Rights, the amount of such payment shall be equal to the product of the number of shares subject to such Award of Stock Appreciation Rights for which a cash payment is being made multiplied by the excess of the Fair Market Value per share of Class C Common Stock as of the date of exercise over the exercise price of such Stock Appreciation Rights.

(c)    Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability of Stock Appreciation Rights as it may deem fit consistent with the Plan (including, but not limited to Section 5(b) of the Plan), but in no event shall a Stock Appreciation Right be exercisable more than ten (10) years after the date it is granted.

8.    Other Stock-Based Awards.

The Committee, in its discretion, may grant or sell Stock Awards of unrestricted shares of Class C Common Stock, Stock Awards of restricted shares of Class C Common Stock, Stock Awards of restricted share units over shares of Class C Common Stock and Stock Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, shares of Class C Common Stock (“Other Stock-Based Awards”), in each case subject to Section 5(b) of the Plan. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions (subject to Section 5(b) of the Plan), as the Committee shall determine, including, without limitation, the attainment of Performance Goals pursuant to Section 9 of the Plan. Other Stock-Based Awards may be granted alone or in addition to any other Stock Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made; the number and class of shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be

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settled in cash, shares or a combination of cash and shares; and all other terms and conditions of such Other Stock-Based Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all shares so awarded and issued shall be fully paid and non-assessable). The Committee may, in its discretion, elect at any time to pay cash or part cash and part shares in lieu of issuing any shares in respect of such Other-Stock Based Awards; provided, that, if a cash payment is made in lieu of issuing any shares in respect of an Other Stock-Based Award, the amount of such payment shall be equal to the product of the number of shares for which a cash payment is being made multiplied by the Fair Market Value per share of the Class C Common Stock covered by the Other Stock-Based Award. Unless the Committee provides otherwise in the Award Agreement, a Participant granted an Other Stock-Based Award consisting of restricted shares of Class C Common Stock shall have the right to vote such shares and the right to receive any dividend payments or distributions declared or paid with respect to such shares; provided, that all cash, stock dividends and other property declared or paid with respect to such shares shall be subject to the same restrictions and risk of forfeiture as the related Other Stock-Based Award and shall be paid only upon satisfaction of the vesting conditions and/or achievement of the Performance Goals applicable to such Other Stock-Based Award.

9.    Performance Compensation Awards.

(a)    General. The Committee shall have the authority to make a Stock Award and/or a cash bonus Award to any Participant and designate such award as a Performance Compensation Award. Any Stock Award or cash bonus Award designated by the Committee as a Performance Compensation Award shall be subject to achievement of Performance Goals over a Performance Period, as established by the Committee in accordance with the provisions of this Section 9.

(b)    Discretion of Committee with Respect to Performance Compensation Awards. For Performance Compensation Awards, the Committee shall have discretion to select the length of Performance Periods, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply and the Performance Formula(e). Within the first ninety (90) days of a Performance Period, the Committee shall, with regard to the Performance Compensation Awards issued or to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)    Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards may be based on the attainment of specific levels of performance of the Company (and/or one or more of the Company or any of its Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments or any combination of the foregoing) and may include, but are not limited to, any one of the following measures, which, in the case of financial measures, may be determined in accordance with GAAP or on a non-GAAP basis: (i) net earnings, net income (before or after taxes) or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, without limitation, return on investment, assets, capital, employed capital, invested capital, equity or sales); (vii) cash flow measures (including, without limitation, operating cash flow, free cash flow or cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, without limitation, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer/client satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other ‘value creation’ metrics; (xvii) enterprise value; (xviii) sales; (xix) stockholder return; (xx) customer/client retention; (xxi) competitive market metrics; (xxii) employee retention; (xxiii) objective measures of personal targets, goals or completion of projects (including, without limitation, succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxiv) comparisons of continuing operations to other operations; (xxv) market share; (xxvi) cost of capital, debt leverage year-end cash position or book value; (xxvii) strategic objectives; or (xxviii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more of the Company and/or any of its Affiliates, or any divisions or operational and/or business units, product lines, brands, business segments or administrative departments of the Company and/or any of its Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.

(d)    Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee

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shall have sole discretion to make such alterations without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee may at any time specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) any other specific, unusual or nonrecurring events or objectively determinable category thereof; (vii) foreign exchange gains and losses; (viii) discontinued operations and nonrecurring charges; and (ix) a change in the Company’s fiscal year.

(e)    Payment of Performance Compensation Awards.

(i)    Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)    Limitation. Unless otherwise provided in the applicable Award Agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that (A) the Performance Goals for such Performance Period are achieved, and (B) all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)    Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, unless otherwise provided in the applicable Award Agreement, may apply Negative Discretion.

(iv)    Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, unless otherwise provided in the applicable Award Agreement, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion. Unless otherwise provided in the applicable Award Agreement, the Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained, or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 4 of the Plan.

(f)    Timing of Performance Compensation Award Payments. Unless otherwise provided in the applicable Award Agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 9 of the Plan.

10.    Adjustments upon Certain Events.

Notwithstanding any other provision in the Plan to the contrary, the following provisions shall apply to all Stock Awards granted hereunder:

(a)    Generally. In the event of any change in the outstanding shares of the Class C Common Stock by reason of any stock dividend, stock split, reverse stock split, share combination, extraordinary cash dividend, reorganization, recapitalization, merger, consolidation, stock rights offering, spin-off, combination, transaction or exchange of such shares or other corporate exchange, or any transaction similar to the foregoing, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable in order to prevent the enlargement or diminution of the benefits or potential benefits intended to be made available under the Plan (subject to Section 19 of the Plan), as to (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Stock Awards, (ii) the Option Price or exercise price of any Stock Appreciation Right and/or (iii) any other affected terms of such Stock Awards; provided, that, for the avoidance of doubt, in the case of the occurrence of any of the foregoing events that is an “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standard Codification (ASC) Section 718, Compensation—Stock Compensation (FASB ASC 718) or any successor guidance), the Committee shall make an equitable adjustment to outstanding Stock Awards to reflect such event.

(b)    Change in Control. In the event of a Change in Control after the Effective Date, the Committee may (subject to Section 19 of the Plan and any Participant’s rights under an Award Agreement), but shall not be obligated to, (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of a Stock Award, (ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code and the regulations promulgated thereunder, cancel such Stock Awards for fair value (as determined by the Committee in its sole discretion in good faith) which, in the case of Options and Stock Appreciation

Dell Technologies    /    2023 Proxy Statement    /    B-11

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Rights, may, if so determined by the Committee, equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction, directly or indirectly, to holders of the same number of shares of Class C Common Stock subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the shares of Class C Common Stock subject to such Options or Stock Appreciation Rights) over the aggregate Option Price of such Options or exercise price of such Stock Appreciation Rights (it being understood that, in such event, any Option or Stock Appreciation Right having a per share Option Price or exercise price equal to, or in excess of, such Fair Market Value may be canceled and terminated without any payment or consideration therefor), (iii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code and the regulations promulgated thereunder, provide for the issuance of substitute Stock Awards that will preserve the rights under, and the otherwise applicable terms of, any affected Stock Awards previously granted hereunder as determined by the Committee in its sole discretion in good faith, and/or (iv) provide that for a period of at least fifteen (15) days prior to the Change in Control, Options and Stock Appreciation Rights shall be exercisable as to all shares subject thereto (whether or not vested) and that upon the occurrence of the Change in Control, such Options and Stock Appreciation Rights shall terminate and be of no further force and effect.

11.    No Right to Employment or Awards.

The granting of an Award under the Plan shall impose no obligation on the Company or any of its Affiliate to continue the Employment of a Participant and shall not lessen or affect the Company’s right or any of its Affiliates’ rights to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

12.    Successors and Assigns.

The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the estate of each such Participant and the executor, administrator or trustee of any such estate and, if applicable, any receiver or trustee in bankruptcy or representative of the creditors of any such Participant.

13.    Nontransferability of Awards.

Unless expressly permitted by the Committee in an Award Agreement or otherwise in writing, and, in each case, to the extent permitted by Applicable Law, an Award shall not be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, that this Section 13 shall not prevent transfers by will or by the laws of descent and distribution or, if permitted by the Committee, in the case of a Participant’s death, by beneficiary designation. A Stock Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant, subject to any conditions or qualifications imposed by the Board.

14.    Tax Withholding.

(a)    The Company or any of its Affiliates shall have the authority, in its discretion, to deduct from any cash compensation or other cash amounts owing to a Participant any income, employment and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or such Affiliate may require a Participant to pay to the Company or one or more of its Affiliates, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment and/or other applicable taxes that are statutorily required to be withheld in respect of an Award.

(b)    Without limiting the generality of Section 14(a) of the Plan, with respect to any Stock Award, the Committee may (but is not obligated to), in its discretion, in an Award Agreement or otherwise, permit or require a Participant to satisfy, all or any portion of the minimum income, employment and/or other applicable taxes that are statutorily required to be withheld with respect to a Stock Award by (i) the delivery of shares of Class C Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such minimum statutorily required withholding liability (or portion thereof); or (ii) having the Company withhold from the shares of Class C Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting or settlement of the Stock Award, as applicable, a number of shares of Class C Common Stock with an aggregate Fair Market Value equal to an amount, subject to Section 14(c) of the Plan below, not in excess of such minimum statutorily required withholding liability (or portion thereof).

Dell Technologies    /    2023 Proxy Statement    /    B-12

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

(c)    The Committee, subject to its having considered the applicable accounting impact of any such determination, may allow Participants to satisfy, in whole or in part, any additional income, employment and/or other applicable taxes payable by them with respect to a Stock Award by electing to have the Company withhold from the shares of the Class C Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting or settlement of the Stock Award, as applicable, shares of Class C Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdictions).

15.    Amendments, Alternations or Termination.

The Board may amend, alter or terminate the Plan, but no amendment, alteration or termination shall be made, (a) without the approval of the requisite stockholders of the Company, if such action would (except as provided in Section 10 of the Plan) (i) increase the total number of shares reserved for the purposes of the Plan, (ii) materially modify the requirements for participation in the Plan, (iii) rescind the limitation on amendment or cancellation of Options and Stock Appreciation Rights described in Section 3(c) of the Plan to the extent provided therein, or (iv) otherwise require stockholder approval under Applicable Law, or (b) without the consent of a Participant, if such action would diminish the rights of such individual Participant under any Stock Award theretofore granted to such Participant under the Plan; provided, that anything to the contrary notwithstanding, the Committee may amend the Plan in such manner as it deems necessary to cause a Stock Award to comply with the requirements of the Code or other Applicable Laws (including, without limitation, to avoid adverse tax consequences) or for changes in GAAP or new accounting standards; provided, further, that such amendment shall not adversely affect the rights or potential benefits of the Participant under the Stock Award, unless the Participant consents thereto in writing.

16.    Choice of Law.

The Plan and the Awards granted hereunder shall be governed by and construed in accordance with the law of the State of Delaware, without regard to conflicts of laws principles thereof.

17.    Effective Date.

The Plan is effective as of the Effective Date.

18.    Foreign Law.

The Committee may grant Stock Awards to eligible individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures or Sub-Plans as may be necessary or advisable to comply with such legal or regulatory provisions.

19.    Section 409A.

The Plan is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that the Plan be administered in all respects in accordance with Section 409A of the Code. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. A Participant may not, directly or indirectly, designate the calendar year of any payment to be made under any Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, in the event that a Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that would otherwise be payable on account of a “separation from service” within the meaning of Section 409A of the Code and during the six-month period immediately following a Participant’s “separation from service” within the meaning of Section 409A of the Code (“Separation from Service”) shall instead be paid or provided on the first business day after the date that is six months following the Participant’s Separation from Service. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the personal representative of the Participant’s estate within thirty (30) days after the date of the Participant’s death. The Company shall use commercially reasonable efforts to implement the provisions of this Section 19 in good faith; provided, that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to any Participant with respect to this Section 19.

Dell Technologies    /    2023 Proxy Statement    /    B-13

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

20.    Recoupment; Repayment.

All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any recoupment, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time, and (ii) Applicable Law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

* * * * * *

Originally adopted by the Board of Directors of Dell Technologies Inc. on April 18, 2023, approved by the stockholders of Dell Technologies Inc. on                , 2023 and effective as of                , 2023.

Dell Technologies    /    2023 Proxy Statement    /    B-14

Annex C

Reconciliation of Non-GAAP Financial Measures

(in billions)

Fiscal Year Ended February 3, 2023

Operating income	$5.8

Non-GAAP adjustments:

Amortization of intangibles	1.0

Impact of purchase accounting(a)	0.0

Transaction-related expenses(b)	0.0

Stock-based compensation expense	0.9

Other corporate expenses(c)	0.9

Non-GAAP operating income	$8.6

Net income from continuing operations	$2.4

Non-GAAP adjustments:

Amortization of intangibles	1.0

Impact of purchase accounting(a)	0.0

Transaction-related income(b)	0.0

Stock-based compensation expense	0.9

Other corporate expenses(c)	1.8

Fair value adjustments on equity investments	0.2

Aggregate adjustment for income taxes	(0.6)

Non-GAAP net income	$5.7

(a)	Impact of purchase accounting includes non-cash purchase accounting adjustments that are primarily related to the EMC merger transaction.

(b)	Transaction-related (income) expenses consist of acquisition, integration, and divestiture related costs.

(c)

Other corporate expenses consist of impairment charges, severance, facility action, incentive charges related to equity investments, payroll taxes associated with stock-based compensation, and other costs.

Dell Technologies    /    2023 Proxy Statement    /    C-1

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682 SCAN TO VIEW MATERIALS & SUBMIT YOUR PROXY SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR code above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 19, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 19, 2023. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2023 You may attend the Meeting on Tuesday, June 20, 2023, at 12:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2023 and vote at the Meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V06400-Z84682 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DELL TECHNOLOGIES INC. The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1: 1. Election of Group I Directors Nominees: 01) Michael S. Dell 02) David W. Dorman 03) Egon Durban 04) David Grain 05) William D. Green 06) Simon Patterson 07) Lynn Vojvodich Radakovich The Board of Directors recommends that you vote FOR Proposals 2 and 3: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending February 2, 2024 3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement The Board of Direcors recommends that you vote FOR "Every 1 year" for Proposal 4: 4. Advisory vote on whether Dell Technologies Inc. should hold an advisory vote by stockholders to approve the compensation of Dell Technologies Inc.'s named executive officers every 1 year, every 2 years or every 3 years The Board of Directors recommends that you vote FOR Proposal 5: 5. Adoption of the Dell Technologies Inc. 2023 Stock Incentive Plan NOTE: In addition, stockholders will consider and take action upon such other business as may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. For Against Abstain Every 1 Year Every 2 Years Every 3 Years Abstain For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. V06401-Z84682 CLASS A COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 20, 2023, 12:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 20, 2023 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR EVERY 1 YEAR FOR PROPOSAL 4 AND FOR PROPOSAL 5, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682 SCAN TO VIEW MATERIALS & SUBMIT YOUR PROXY SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR code above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 19, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 19, 2023. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2023 You may attend the Meeting on Tuesday, June 20, 2023, at 12:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2023 and vote at the Meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V06402-Z84682 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DELL TECHNOLOGIES INC. The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1: 1. Election of Group I Directors Nominees: 01) Michael S. Dell 02) David W. Dorman 03) Egon Durban 04) David Grain 05) William D. Green 06) Simon Patterson 07) Lynn Vojvodich Radakovich The Board of Directors recommends that you vote FOR Proposals 2 and 3: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending February 2, 2024 3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement The Board of Directors recommends that you vote FOR “Every 1 year” for Proposal 4: 4. Advisory vote on whether Dell Technologies Inc. should hold an advisory vote by stockholders to approve the compensation of Dell Technologies Inc.’s named executive officers every 1 year, every 2 years or every 3 years The Board of Directors recommends that you vote FOR Proposal 5: 5. Adoption of the Dell Technologies Inc. 2023 Stock Incentive Plan NOTE: In addition, stockholders will consider and take action upon such other business as may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain Every 1 Year Every 2 Years Every 3 Years Abstain For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. V06403-Z84682 CLASS B COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 20, 2023, 12:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 20, 2023 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR EVERY 1 YEAR FOR PROPOSAL 4 AND FOR PROPOSAL 5, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682 SCAN TO VIEW MATERIALS & SUBMIT YOUR PROXY SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR code above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 19, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 19, 2023. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2023 You may attend the Meeting on Tuesday, June 20, 2023, at 12:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2023 and vote at the Meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V06404-P90843 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DELL TECHNOLOGIES INC. The Board of Directors recommends that you vote FOR each of the Group I nominees and the Group IV nominee listed under Proposal 1 : 1. Election of Group I Directors Nominees: 01) Michael S. Dell 02) David W. Dorman 03) Egon Durban 04) David Grain 05) William D. Green 06) Simon Patterson 07) Lynn Vojvodich Radakovich Election of Group IV Director Nominee: 08) Ellen J. Kullman The Board of Directors recommends that you vote FOR Proposals 2 and 3: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending February 2, 2024 3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement The Board of Directors recommends that you vote FOR “Every 1 year” for Proposal 4: 4. Advisory vote on whether Dell Technologies Inc. should hold an advisory vote by stockholders to approve the compensation of Dell Technologies Inc.’s named executive officers every 1 year, every 2 years or every 3 years The Board of Directors recommends that you vote FOR Proposal 5: 5. Adoption of the Dell Technologies Inc. 2023 Stock Incentive Plan NOTE: In addition, stockholders will consider and take action upon such other business as may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain Every 1 Year Every 2 Years Every 3 Years Abstain For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. V06405-P90843 CLASS C COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 20, 2023, 12:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class C Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 20, 2023 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES AND THE GROUP IV NOMINEE UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR EVERY 1 YEAR FOR PROPOSAL 4 AND FOR PROPOSAL 5, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)